KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025 AND 2024

TABLE OF CONTENTS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2025

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	225,965	$10.40	89,880	$ 26.144	11	$ 17.142	$ 2,350	$ 2,555
High Income Bond Fund II - P	493,015	5.78	68,331	39.347	5,229	30.790	2,850	2,931
Government Money Fund II - S	1,618,644	1.00	127,966	12.492	2,120	9.562	1,619	1,619

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	248,935	30.49	78,265	95.533	1,473	76.823	7,590	6,945
Growth Series - Initial Class Shares	205,869	67.85	99,684	139.997	111	115.059	13,968	12,370
Total Return Series - Initial Class Shares	195,370	23.33	67,377	58.449	18,619	33.291	4,558	4,435
Total Return Bond Series - Initial Class Shares	255,567	11.78	116,942	24.906	5,944	16.484	3,011	3,104
Utilities Series - Initial Class Shares	220,858	37.73	67,772	119.585	2,931	77.965	8,333	7,051

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	136,833	8.54	44,371	23.591	6,512	18.707	1,169	1,290

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	109,761	33.67	53,557	69.005	—	60.666	3,696	3,859
Small Cap Portfolio - Initial Shares	135,460	48.00	169,994	38.212	191	33.439	6,502	5,604

BNY Mellon Stock Index Fund, Inc. - Initial Shares	257,017	87.15	259,247	84.965	4,635	80.303	22,399	14,672

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	33,698	58.50	14,758	133.125	97	68.818	1,971	1,620

Lincoln Variable Insurance Products
LVIP American Century Capital Appreciation Fund Standard Class II	405,545	15.16	84,418	72.608	217	85.746	6,148	6,202
LVIP American Century International Fund Standard Class II	341,327	12.25	108,406	38.319	769	33.165	4,180	3,576
LVIP American Century Value Fund Standard Class II	390,000	12.92	134,849	36.343	2,551	53.935	5,038	4,258
LVIP American Century Disciplined Core Value Fund Standard Class II	167,427	9.68	58,786	26.327	1,431	51.049	1,621	1,425
LVIP American Century Ultra Fund Standard Class II	238,942	31.50	81,543	91.796	466	86.744	7,525	6,407
LVIP American Century Mid Cap Value Fund Standard Class II	31,827	19.35	15,072	40.044	322	38.122	615	631
LVIP American Century Inflation Protection Fund Service Class	199,843	9.04	121,175	14.440	4,101	13.648	1,806	2,005

Lincoln Variable Insurance Products
LVIP JP Morgan U.S. Equity Fund Standard Class	29,394	49.37	15,249	91.331	689	84.800	1,451	1,013
LVIP JP Morgan Small Cap Core Fund Standard Class	174,205	21.95	62,203	61.437	27	57.739	3,823	3,543
LVIP JP Morgan Mid Cap Value Fund Standard Class	214,080	9.01	30,942	61.566	418	58.177	1,929	2,092

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	84,780	13.06	42,590	25.535	908	21.695	1,107	1,174
Franklin Small-Mid Cap Growth VIP Fund - Class 2	95,224	14.31	51,281	26.462	100	56.138	1,362	1,472
Templeton Developing Markets VIP Fund - Class 2	163,222	12.08	50,965	38.659	30	49.903	1,972	1,457
Templeton Foreign VIP Fund - Class 2	140,170	16.22	54,200	41.197	1,428	28.484	2,273	1,915

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	867,553	24.75	341,016	62.810	1,013	52.033	21,472	15,371

 See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2025

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	33,502	$81.00	112,485	$ 24.108	28	$ 69.720	$ 2,714	$ 2,345
V.I. Technology Fund - Series I Shares	41,250	25.69	64,270	16.467	14	94.734	1,060	923
V.I. Core Equity Fund - Series I Shares	22,445	36.03	29,070	27.819	—	54.503	809	694
Invesco VI S&P 500 Buffer Fund - December - Series I Shares	494	12.15	—	10.256	585	10.250	6	6
Invesco VI S&P 500 Buffer Fund - June - Series I Shares	441	13.57	—	10.219	586	10.214	6	6
Invesco VI S&P 500 Buffer Fund - March - Series I Shares	523	11.47	—	10.191	588	10.186	6	6
Invesco VI S&P 500 Buffer Fund - September - Series I Shares	493	12.12	—	10.218	585	10.212	6	6

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	25,887	62.22	53,345	29.713	382	67.043	1,610	779
Seligman Global Technology Fund (Class 2)	184,098	33.97	55,654	110.120	463	270.561	6,254	4,423
Select Small Cap Value Fund (Class 2)	20,113	40.33	15,447	50.877	525	48.076	811	568

Fidelity® Variable Insurance Products
VIP Contrafund Portfolio - Service Class 2 SM	120,061	56.86	122,144	54.548	3,150	52.059	6,827	5,798
VIP Freedom Income Portfolio - Service Class 2 SM	83,197	11.63	58,549	15.295	4,938	14.597	968	938
VIP Freedom 2010 Portfolio - Service Class 2 SM	12,855	12.03	892	18.485	7,832	17.642	155	156
VIP Freedom 2015 Portfolio - Service Class 2 SM	49,305	11.89	21,184	19.981	8,546	19.069	586	586
VIP Freedom 2020 Portfolio - Service Class 2 SM	246,484	13.13	152,028	21.126	1,217	20.162	3,236	3,037
VIP Freedom 2025 Portfolio - Service Class 2 SM	26,517	17.06	19,426	23.288	—	22.225	452	389
VIP Freedom 2030 Portfolio - Service Class 2 SM	82,205	17.53	58,001	24.411	1,081	23.297	1,441	1,174
VIP Freedom 2035 Portfolio - Service Class 2 SM	14,867	29.81	13,961	31.745	—	30.525	444	356
VIP Freedom 2040 Portfolio - Service Class 2 SM	25,849	29.49	22,081	34.522	—	33.196	762	563
VIP Freedom 2045 Portfolio - Service Class 2 SM	18,054	30.35	15,466	35.428	—	34.067	548	400
VIP Freedom 2050 Portfolio - Service Class 2 SM	34,655	27.41	26,414	35.478	374	34.115	950	754

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	350,456	15.30	363,053	14.595	4,484	14.104	5,362	7,273
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	805,077	14.62	730,039	16.028	4,443	15.490	11,770	16,762
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	446,871	14.11	373,923	16.374	11,556	15.823	6,306	7,312

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	8,432	10.11	9,240	9.227	—	9.006	85	98
Global Growth Fund - Class 2 Shares	124,130	38.11	166,465	28.393	148	27.715	4,731	4,436
New World Fund® - Class 2 Shares	8,103	32.03	12,407	20.914	3	20.414	260	204
Growth-Income Fund - Class 2 Shares	47,936	66.28	98,079	31.344	3,366	30.595	3,178	2,840
Capital Income Builder® - Class 2 Shares	22,296	14.48	18,492	17.458	—	17.041	323	264
Asset Allocation Fund - Class 2 Shares	20,219	27.05	24,096	21.601	1,254	21.084	547	498

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	1,597,789	14.12	831,916	27.044	2,376	26.398	22,561	20,324
Managed Risk International Fund - Class P2 Shares	357,610	9.29	279,320	11.835	1,415	11.552	3,323	3,348
Managed Risk Washington Mutual Investors Fund - Class P2 Shares SM	711,997	12.69	551,621	16.362	592	15.971	9,035	8,002
Managed Risk Growth-Income Fund - Class P2 Shares	672,430	14.90	490,008	20.420	661	19.932	10,020	8,415
Managed Risk Asset Allocation Fund - Class P2 Shares	743,014	13.00	556,490	17.188	5,630	16.777	9,659	9,089

Total Net Assets							$259,149	$233,368

 See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2025
(in thousands)
	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II	BNY Mellon Variable Investment Fund
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares	Appreciation Portfolio - Initial Shares	Small Cap Portfolio - Initial Shares	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares

Investment Income:
Income:
Dividend Distributions	$ 66	160	40	70	-	125	168	259	49	13	41	219	5
Expenses:
Mortality and Expense Risk Charges	32	39	16	103	196	67	52	125	16	50	89	300	27
Net Investment Income (Loss)	34	121	24	(33)	(196)	58	116	134	33	(37)	(48)	(81)	(22)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(48)	(27)	-	179	1,450	29	(84)	378	(15)	(54)	229	1,164	177
Capital Gains Distributions	40	-	-	1,721	2,538	334	-	118	-	536	-	1,208	158
Unrealized Appreciation (Depreciation)	100	82	-	(1,101)	(2,362)	(1)	177	511	47	(151)	429	822	(45)
Net Gain (Loss) on Investments	92	55	-	799	1,626	362	93	1,007	32	331	658	3,194	290

Change in Net Assets from Operations	$ 126	176	24	766	1,430	420	209	1,141	65	294	610	3,113	268

 See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2025
(in thousands)
	Lincoln Variable Insurance Products
	LVIP American Century Capital Appreciation Fund Standard Class II	LVIP American Century International Fund Standard Class II	LVIP American Century Value Fund Standard Class II	LVIP American Century Disciplined Core Value Fund Standard Class II	LVIP American Century Ultra Fund Standard Class II	LVIP American Century Mid Cap Value Fund Standard Class II	LVIP American Century Inflation Protection Fund Service Class

Investment Income:
Income:
Dividend Distributions	$ -	49	79	26	-	12	131
Expenses:
Mortality and Expense Risk Charges	92	59	87	22	103	9	25
Net Investment Income (Loss)	(92)	(10)	(8)	4	(103)	3	106
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	251	89	450	16	410	-	(16)
Capital Gains Distributions	1,003	-	472	-	619	49	-
Unrealized Appreciation (Depreciation)	(807)	475	(105)	173	(77)	(9)	(6)
Net Gain (Loss) on Investments	447	564	817	189	952	40	(22)

Change in Net Assets from Operations	$ 355	554	809	193	849	43	84

 See accompanying Notes to Financial Statements
4

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2025
(in thousands)
	Lincoln Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	LVIP JP Morgan U.S. Equity Fund Standard Class	LVIP JP Morgan Small Cap Core Fund Standard Class	LVIP JP Morgan Mid Cap Value Fund Standard Class	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares

Investment Income:
Income:
Dividend Distributions	$ 6	23	22	15	-	11	55	64	-	-	5
Expenses:
Mortality and Expense Risk Charges	20	57	28	16	21	29	33	294	35	13	11
Net Investment Income (Loss)	(14)	(34)	(6)	(1)	(21)	(18)	22	(230)	(35)	(13)	(6)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	132	80	(17)	(55)	(25)	106	85	954	64	46	15
Capital Gains Distributions	40	337	208	-	89	36	153	1,744	241	107	58
Unrealized Appreciation (Depreciation)	10	(10)	(125)	122	(17)	640	314	611	(9)	27	40
Net Gain (Loss) on Investments	182	407	66	67	47	782	552	3,309	296	180	113

Change in Net Assets from Operations	$ 168	373	60	66	26	764	574	3,079	261	167	107

  See accompanying Notes to Financial Statements
5

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2025
(in thousands)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Invesco VI S&P 500 Buffer Fund - December - Series I Shares	Invesco VI S&P 500 Buffer Fund - June - Series I Shares	Invesco VI S&P 500 Buffer Fund - March - Series I Shares	Invesco VI S&P 500 Buffer Fund - September - Series I Shares

Investment Income:
Income:
Dividend Distributions	$ -	$ -	$ -	$ -
Expenses:
Mortality and Expense Risk Charges	-	-	-	-
Net Investment Income (Loss)	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	-	-
Capital Gains Distributions	-	-	-	-
Unrealized Appreciation (Depreciation)	-	-	-	-
Net Gain (Loss) on Investments	-	-	-	-

Change in Net Assets from Operations	$ -	$ -	$ -	$ -

 See accompanying Notes to Financial Statements
6

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2025
(in thousands)
	Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$ -	-	-	-	30	5	16	80	10	29	8	11	6	11
Expenses:
Mortality and Expense Risk Charges	24	77	11	88	14	3	8	45	7	19	6	10	7	13
Net Investment Income (Loss)	(24)	(77)	(11)	(88)	16	2	8	35	3	10	2	1	(1)	(2)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	247	368	146	241	2	2	(1)	17	40	32	11	7	4	19
Capital Gains Distributions	-	589	-	1,072	-	2	22	171	17	58	22	46	32	59
Unrealized Appreciation (Depreciation)	6	754	(87)	(91)	57	9	25	123	(3)	71	22	56	47	71
Net Gain (Loss) on Investments	253	1,711	59	1,222	59	13	46	311	54	161	55	109	83	149

Change in Net Assets from Operations	$ 229	1,634	48	1,134	75	15	54	346	57	171	57	110	82	147

 See accompanying Notes to Financial Statements
7

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2025
(in thousands)
	Northern Lights Variable Trust			American Funds Insurance Series®						American Funds Insurance Series® Managed Risk Funds
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$ 147	285	132	2	60	3	28	9	11	314	44	172	216	247	$ 3,589
Expenses:
Mortality and Expense Risk Charges	75	163	89	1	52	3	41	4	7	343	48	129	149	135	3,637
Net Investment Income (Loss)	72	122	43	1	8	-	(13)	5	4	(29)	(4)	43	67	112	(48)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(231)	(637)	(243)	-	48	9	70	14	3	505	(97)	131	359	68	7,097
Capital Gains Distributions	-	-	-	-	436	10	490	-	38	1,030	-	-	404	599	16,906
Unrealized Appreciation (Depreciation)	549	1,499	804	5	182	40	(85)	34	27	1,193	531	625	122	140	6,481
Net Gain (Loss) on Investments	318	862	561	5	666	59	475	48	68	2,728	434	756	885	807	30,484

Change in Net Assets from Operations	$ 390	984	604	6	674	59	462	53	72	2,699	430	799	952	919	$ 30,436

 See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)

	Federated Hermes Insurance Series						MFS® Variable Insurance Trust						MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares		Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ 34	19	121	124	24	44	(33)	(61)	(196)	(187)	58	49	116	108	134	75	33	28
Net Realized Gain (Loss) and Capital Gains Distributions	(8)	(74)	(27)	(78)	-	-	1,900	695	3,988	1,641	363	273	(84)	(98)	496	361	(15)	(29)
Unrealized Appreciation (Depreciation)	100	366	82	82	-	-	(1,101)	542	(2,362)	1,879	(1)	(26)	177	36	511	399	47	22
Change in Net Assets from Operations	126	311	176	128	24	44	766	1,176	1,430	3,333	420	296	209	46	1,141	835	65	21

Deposits	34	43	32	47	3,757	3,657	34	54	172	306	29	60	29	51	153	188	12	8

Payments and Withdrawals:
Death Benefits	15	25	1	89	1	4	116	132	122	41	69	13	222	8	255	85	-	7
Withdrawals	183	271	225	402	700	630	684	784	2,122	1,155	559	602	611	288	1,713	1,292	74	170
Administrative Fees and Charges	1	1	2	2	2	2	3	3	12	10	1	2	1	1	5	6	-	-
Net Transfers to (from) Fixed Account	(6)	4	(119)	160	2,748	3,231	(67)	(16)	(7)	(114)	14	(130)	512	(1,227)	(8)	553	(23)	(72)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	193	301	109	653	3,451	3,867	736	903	2,249	1,092	643	487	1,346	(930)	1,965	1,936	51	105

Net Assets:
Net Increase (Decrease)	(33)	53	99	(478)	330	(166)	64	327	(647)	2,547	(194)	(131)	(1,108)	1,027	(671)	(913)	26	(76)
Beginning of Year	2,383	2,330	2,751	3,229	1,289	1,455	7,526	7,199	14,615	12,068	4,752	4,883	4,119	3,092	9,004	9,917	1,143	1,219

End of Year	$ 2,350	2,383	2,850	2,751	1,619	1,289	7,590	7,526	13,968	14,615	4,558	4,752	3,011	4,119	8,333	9,004	1,169	1,143

 See accompanying Notes to Financial Statements
9

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)

	BNY Mellon Variable Investment Fund
	Appreciation Portfolio - Initial Shares		Small Cap Portfolio - Initial Shares		BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ (37)	(41)	(48)	(49)	(81)	(52)	(22)	(15)
Net Realized Gain (Loss) and Capital Gains Distributions	482	308	229	(240)	2,372	2,547	335	87
Unrealized Appreciation (Depreciation)	(151)	216	429	509	822	1,558	(45)	233
Change in Net Assets from Operations	294	483	610	220	3,113	4,053	268	305

Deposits	31	62	86	142	425	609	22	80

Payments and Withdrawals:
Death Benefits	33	30	76	80	627	186	-	-
Withdrawals	430	439	745	692	2,366	2,394	253	186
Administrative Fees and Charges	3	3	8	8	16	13	2	2
Net Transfers to (from) Fixed Account	(60)	(25)	(98)	(266)	(535)	263	91	(206)
Other	-	-	-	-	-	-	-	-
Payments and Withdrawals	406	447	731	514	2,474	2,856	346	(18)

Net Assets:
Net Increase (Decrease)	(81)	98	(35)	(152)	1,064	1,806	(56)	403
Beginning of Year	3,777	3,679	6,537	6,689	21,335	19,529	2,027	1,624

End of Year	$ 3,696	3,777	6,502	6,537	22,399	21,335	1,971	2,027

 See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)
	Lincoln Variable Insurance Products
	LVIP American Century Capital Appreciation Fund Standard Class II		LVIP American Century International Fund Standard Class II		LVIP American Century Value Fund Standard Class II		LVIP American Century Disciplined Core Value Fund Standard Class II		LVIP American Century Ultra Fund Standard Class II
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ (92)	(62)	(10)	(13)	(8)	89	4	-	(103)	(61)
Net Realized Gain (Loss) and Capital Gains Distributions	1,254	361	89	54	922	267	16	4	1,029	337
Unrealized Appreciation (Depreciation)	(807)	753	475	129	(105)	885	173	22	(77)	1,195
Change in Net Assets from Operations	355	1,052	554	170	809	1,241	193	26	849	1,471

Deposits	88	221	42	58	33	44	26	22	186	334

Payments and Withdrawals:
Death Benefits	311	5	49	13	-	-	-	-	-	-
Withdrawals	1,123	259	382	278	1,587	575	145	68	929	272
Administrative Fees and Charges	8	5	3	2	3	2	1	1	12	6
Net Transfers to (from) Fixed Account	(185)	(164)	75	(3)	915	(588)	2	26	(370)	(757)
Other	-	(5,794)	-	(4,155)	-	(5,405)	-	(1,597)	-	(4,777)
Payments and Withdrawals	1,257	(5,689)	509	(3,865)	2,505	(5,416)	148	(1,502)	571	(5,256)

Net Assets:
Net Increase (Decrease)	(814)	6,962	87	4,093	(1,663)	6,701	71	1,550	464	7,061
Beginning of Year	6,962	-	4,093	-	6,701	-	1,550	-	7,061	-

End of Year	$ 6,148	6,962	4,180	4,093	5,038	6,701	1,621	1,550	7,525	7,061

 See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)

	Lincoln Variable Insurance Products										Franklin Templeton Variable Insurance Products Trust
	LVIP American Century Mid Cap Value Fund Standard Class II		LVIP American Century Inflation Protection Fund Service Class		LVIP JP Morgan U.S. Equity Fund Standard Class		LVIP JP Morgan Small Cap Core Fund Standard Class		LVIP JP Morgan Mid Cap Value Fund Standard Class		Franklin Global Real Estate VIP Fund - Class 2		Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ 3	8	106	41	(14)	(13)	(34)	(29)	(6)	(7)	(1)	6	(21)	(23)	(18)	61
Net Realized Gain (Loss) and Capital Gains Distributions	49	15	(16)	(11)	172	160	417	112	191	397	(55)	(76)	64	(36)	142	(10)
Unrealized Appreciation (Depreciation)	(9)	(6)	(6)	(193)	10	136	(10)	351	(125)	(116)	122	42	(17)	210	640	102
Change in Net Assets from Operations	43	1	84	(163)	168	283	373	434	60	274	66	(28)	26	151	764	153

Deposits	16	17	10	7	43	28	32	89	26	47	15	29	16	30	17	40

Payments and Withdrawals:
Death Benefits	-	-	-	-	49	19	97	15	2	-	-	-	115	-	108	65
Withdrawals	174	35	140	107	284	240	836	642	326	648	209	266	239	136	370	201
Administrative Fees and Charges	1	1	2	1	2	2	6	6	1	1	1	1	1	1	4	4
Net Transfers to (from) Fixed Account	(10)	(37)	(68)	(60)	(23)	(227)	43	202	(16)	494	108	118	(43)	72	655	93
Other	-	(686)	-	(1,990)	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	165	(687)	74	(1,942)	312	34	982	865	313	1,143	318	385	312	209	1,137	363

Net Assets:
Net Increase (Decrease)	(106)	721	20	1,786	(101)	277	(577)	(342)	(227)	(822)	(237)	(384)	(270)	(28)	(356)	(170)
Beginning of Year	721	-	1,786	-	1,552	1,275	4,400	4,742	2,156	2,978	1,344	1,728	1,632	1,660	2,328	2,498

End of Year	$ 615	$ 721	1,806	1,786	1,451	1,552	3,823	4,400	1,929	2,156	1,107	1,344	1,362	1,632	1,972	2,328

 See accompanying Notes to Financial Statements
12

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)

	Franklin Templeton Variable Insurance Products Trust		Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)						Columbia Funds Variable Series Trust II
	Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares		V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ 22	23	(230)	(203)	(35)	(24)	(13)	(12)	(6)	(6)	(24)	(24)	(77)	(66)
Net Realized Gain (Loss) and Capital Gains Distributions	238	40	2,698	1,067	305	21	153	3	73	67	247	166	957	486
Unrealized Appreciation (Depreciation)	314	(109)	611	2,603	(9)	462	27	237	40	94	6	195	754	609
Change in Net Assets from Operations	574	(46)	3,079	3,467	261	459	167	228	107	155	229	337	1,634	1,029

Deposits	12	25	252	482	46	177	59	19	9	15	12	28	137	91

Payments and Withdrawals:
Death Benefits	107	31	649	404	-	-	118	-	-	-	37	-	57	52
Withdrawals	414	261	1,966	1,431	227	72	79	64	89	29	257	183	681	240
Administrative Fees and Charges	3	3	45	43	4	3	1	1	-	-	1	1	8	7
Net Transfers to (from) Fixed Account	127	(127)	215	(391)	(450)	(310)	(122)	289	18	8	53	119	(33)	215
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	651	168	2,875	1,487	(219)	(235)	76	354	107	37	348	303	713	514

Net Assets:
Net Increase (Decrease)	(65)	(189)	456	2,462	526	871	150	(107)	9	133	(107)	62	1,058	606
Beginning of Year	2,338	2,527	21,016	18,554	2,188	1,317	910	1,017	800	667	1,717	1,655	5,196	4,590

End of Year	$ 2,273	2,338	21,472	21,016	2,714	2,188	1,060	910	809	800	1,610	1,717	6,254	5,196

 See accompanying Notes to Financial Statements
13

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Invesco VI S&P 500 Buffer Fund - December - Series I Shares		Invesco VI S&P 500 Buffer Fund - June - Series I Shares		Invesco VI S&P 500 Buffer Fund - March - Series I Shares		Invesco VI S&P 500 Buffer Fund - September - Series I Shares
	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ -	-	$ -	-	$ -	-	$ -	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	-	-	-	-	-	-	-	-
Change in Net Assets from Operations	-	-	-	-	-	-	-	-

Deposits	6	-	6	-	6	-	6	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	-	-	-	-
Administrative Fees and Charges	-	-	-	-	-	-	-	-
Net Transfers to (from) Fixed Account	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Payments and Withdrawals	-	-	-	-	-	-	-	-

Net Assets:
Net Increase (Decrease)	6	-	6	-	6	-	6	-
Beginning of Year	-	-	-	-	-	-	-	-

End of Year	$ 6	-	$ 6	-	$ 6	-	$ 6	-

 See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)
	Columbia Funds Variable Series Trust II		Fidelity® Variable Insurance Products
	Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2		VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ (11)	(12)	(88)	(72)	16	21	2	4	8	9	35	39	3	5
Net Realized Gain (Loss) and Capital Gains Distributions	146	126	1,313	978	2	1	4	(1)	21	15	188	108	57	34
Unrealized Appreciation (Depreciation)	(87)	(11)	(91)	446	57	10	9	5	25	-	123	47	(3)	(7)
Change in Net Assets from Operations	48	103	1,134	1,352	75	32	15	8	54	24	346	194	57	32

Deposits	8	25	133	331	5	8	-	2	3	2	17	5	5	3

Payments and Withdrawals:
Death Benefits	-	39	7	85	-	-	-	-	-	-	-	43	-	-
Withdrawals	149	184	620	353	175	88	87	32	20	15	311	375	176	230
Administrative Fees and Charges	1	1	10	8	10	11	-	-	3	3	23	25	-	-
Net Transfers to (from) Fixed Account	(109)	39	(284)	(258)	(1)	(101)	-	(73)	(1)	(4)	1	(16)	(71)	(67)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	41	263	353	188	184	(2)	87	(41)	22	14	335	427	105	163

Net Assets:
Net Increase (Decrease)	15	(135)	914	1,495	(104)	42	(72)	51	35	12	28	(228)	(43)	(128)
Beginning of Year	796	931	5,913	4,418	1,072	1,030	227	176	551	539	3,208	3,436	495	623

End of Year	$ 811	796	6,827	5,913	968	1,072	155	227	586	551	3,236	3,208	452	495

 See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)
	Fidelity® Variable Insurance Products										Northern Lights Variable Trust
	VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2		VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ 10	7	2	-	1	(1)	(1)	(2)	(2)	(4)	72	63	122	112
Net Realized Gain (Loss) and Capital Gains Distributions	90	113	33	47	53	35	36	35	78	51	(231)	(527)	(637)	(1,182)
Unrealized Appreciation (Depreciation)	71	(3)	22	(1)	56	37	47	25	71	57	549	722	1,499	1,817
Change in Net Assets from Operations	171	117	57	46	110	71	82	58	147	104	390	258	984	747

Deposits	8	12	16	17	13	14	23	27	54	41	22	21	27	25

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	55	103	74	67
Withdrawals	102	564	47	198	6	89	5	96	74	240	285	857	808	1,673
Administrative Fees and Charges	1	1	1	1	-	-	-	-	1	1	55	57	121	131
Net Transfers to (from) Fixed Account	(53)	(32)	(3)	(94)	6	1	4	-	16	3	94	(26)	59	(69)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	50	533	45	105	12	90	9	96	91	244	489	991	1,062	1,802

Net Assets:
Net Increase (Decrease)	129	(404)	28	(42)	111	(5)	96	(11)	110	(99)	(77)	(712)	(51)	(1,030)
Beginning of Year	1,312	1,716	416	458	651	656	452	463	840	939	5,439	6,151	11,821	12,851

End of Year	$ 1,441	1,312	444	416	762	651	548	452	950	840	5,362	5,439	11,770	11,821

 See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)

	Northern Lights Variable Trust		American Funds Insurance Series®
	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ 43	53	1	1	8	7	-	-	(13)	(5)	5	5	4	3
Net Realized Gain (Loss) and Capital Gains Distributions	(243)	(396)	-	(1)	484	88	19	6	560	171	14	19	41	22
Unrealized Appreciation (Depreciation)	804	787	5	(4)	182	171	40	6	(85)	262	34	(2)	27	32
Change in Net Assets from Operations	604	444	6	(4)	674	266	59	12	462	428	53	22	72	57

Deposits	16	31	-	-	55	222	8	14	22	18	27	4	1	4

Payments and Withdrawals:
Death Benefits	40	72	-	-	-	-	-	-	49	-	-	-	-	-
Withdrawals	855	892	-	2	637	169	34	65	415	346	4	42	92	24
Administrative Fees and Charges	65	73	-	-	7	6	-	-	4	3	-	-	1	1
Net Transfers to (from) Fixed Account	(7)	(6)	-	(2)	(1,527)	(478)	13	(14)	(708)	(387)	29	17	(139)	27
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	953	1,031	-	-	(883)	(303)	47	51	(240)	(38)	33	59	(46)	52

Net Assets:
Net Increase (Decrease)	(333)	(556)	6	(4)	1,612	791	20	(25)	724	484	47	(33)	119	9
Beginning of Year	6,639	7,195	79	83	3,119	2,328	240	265	2,454	1,970	276	309	428	419

End of Year	$ 6,306	6,639	85	79	4,731	3,119	260	240	3,178	2,454	323	276	547	428

 See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2025 and 2024
(in thousands)
	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Change in Net Assets from Operations:
Net Investment Income (Loss)	$ (29)	(278)	(4)	(5)	43	23	67	4	112	54	$ (48)	(253)
Net Realized Gain (Loss) and Capital Gains Distributions	1,535	(574)	(97)	(86)	131	(16)	763	497	667	164	24,003	9,619
Unrealized Appreciation (Depreciation)	1,193	6,655	531	37	625	1,181	122	1,353	140	1,106	6,481	26,744
Change in Net Assets from Operations	2,699	5,803	430	(54)	799	1,188	952	1,854	919	1,324	30,436	36,110

Deposits	70	140	23	45	22	64	17	76	43	54	6,555	8,502

Payments and Withdrawals:
Death Benefits	59	676	53	16	188	44	187	625	84	26	4,032	3,149
Withdrawals	6,764	5,998	610	483	1,200	2,168	1,986	2,193	1,290	1,731	37,874	35,577
Administrative Fees and Charges	215	266	34	40	86	98	98	117	91	105	990	1,099
Net Transfers to (from) Fixed Account	442	929	(2)	(337)	(147)	32	2	231	28	98	975	(1,297)
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	7,480	7,869	695	202	1,327	2,342	2,273	3,166	1,493	1,960	43,871	38,528

Net Assets:
Net Increase (Decrease)	(4,711)	(1,926)	(242)	(211)	(506)	(1,090)	(1,304)	(1,236)	(531)	(582)	(6,880)	6,084
Beginning of Year	27,272	29,198	3,565	3,776	9,541	10,631	11,324	12,560	10,190	10,772	266,029	259,945

End of Year	$ 22,561	27,272	3,323	3,565	9,035	9,541	10,020	11,324	9,659	10,190	$ 259,149	266,029

 See accompanying Notes to Financial Statements
18

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.
Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:
●
Century II Variable Annuity;
●
Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
●
Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
●
Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents at KCL.
The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 64 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.
Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Managed Volatility Fund II - P	V.I. American Franchise Fund - Series I Shares
High Income Bond Fund II - P	V.I. Technology Fund - Series I Shares
Government Money Fund II - S	V.I. Core Equity Fund - Series I Shares
Invesco VI S&P 500 Buffer Fund - December - Series I Shares[a]
MFS® Variable Insurance Trust	Invesco VI S&P 500 Buffer Fund - June - Series I Shares[a]
Research Series - Initial Class Shares	Invesco VI S&P 500 Buffer Fund - March - Series I Shares[a]
Growth Series - Initial Class Shares	Invesco VI S&P 500 Buffer Fund - September - Series I Shares[a]
Total Return Series - Initial Class Shares	Invesco VI Health Care Fund – Series I Shares[a]
Total Return Bond Series - Initial Class Shares
Utilities Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)
MFS® Variable Insurance Trust II	Seligman Global Technology Fund (Class 2)
Income Portfolio - Initial Class Shares	Select Small Cap Value Fund (Class 2)

BNY Mellon Variable Investment Fund	Fidelity® Variable Insurance Products
Appreciation Portfolio - Initial Shares	VIP ContrafundSM Portfolio - Service Class 2
Small Cap Portfolio - Initial Shares	VIP Freedom Income PortfolioSM - Service Class 2
VIP Freedom 2010 PortfolioSM - Service Class 2
BNY Mellon Stock Index Fund, Inc. - Initial Shares	VIP Freedom 2015 PortfolioSM - Service Class 2
VIP Freedom 2020 PortfolioSM - Service Class 2
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	VIP Freedom 2025 PortfolioSM - Service Class 2
VIP Freedom 2030 PortfolioSM - Service Class 2
Lincoln Variable Insurance Products	VIP Freedom 2035 PortfolioSM - Service Class 2
LVIP American Century Capital Appreciation Fund Standard Class II	VIP Freedom 2040 PortfolioSM - Service Class 2
LVIP American Century International Fund Standard Class II	VIP Freedom 2045 PortfolioSM - Service Class 2
LVIP American Century Value Fund Standard Class II	VIP Freedom 2050 PortfolioSM - Service Class 2
LVIP American Century Disciplined Core Value Fund Standard Class II
LVIP American Century Ultra Fund Standard Class II	Northern Lights Variable Trust
LVIP American Century Mid Cap Value Fund Standard Class II	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
LVIP American Century Inflation Protection Fund Service Class	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
LVIP JP Morgan U.S. Equity Fund Standard Class	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
LVIP JP Morgan Small Cap Core Fund Standard Class
LVIP JP Morgan Mid Cap Value Fund Standard Class	American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares
Franklin Templeton Variable Insurance Products Trust	Global Growth Fund - Class 2 Shares
Franklin Global Real Estate VIP Fund - Class 2	New World Fund® - Class 2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Growth-Income Fund - Class 2 Shares
Templeton Developing Markets VIP Fund - Class 2	Capital Income Builder® - Class 2 Shares
Templeton Foreign VIP Fund - Class 2	Asset Allocation Fund - Class 2 Shares

Calamos® Advisors Trust	American Funds Insurance Series® Managed Risk Funds
Calamos Growth and Income Portfolio	Managed Risk Growth Fund - Class P2 Shares
Managed Risk International Fund - Class P2 Shares
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares
a - These funds were offered as of October 13, 2025. Any fund with no activity during the year ended December 31, 2025 was excluded from the Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, and Footnote 6. See Footnote 1.

20

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund Changes
On October 13, 2025, the Account began offering five new funds as part of AIM Variable Insurance Funds. See
Footnote (a) in the previous section.
During the year ended December 31, 2025, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio changed its name to BNY Mellon Variable Investment Fund Small Cap Portfolio.
During the year ended December 31, 2024, shareholders of the American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. approved the reorganization of VP Capital Appreciation Fund, VP Disciplined Core Value Fund, VP International Fund, VP Mid Cap Value Fund, VP Ultra Fund, VP Value Fund, and VP Inflation Protection Fund, into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024.
There were no other portfolios that changed names or funds merged during the years ended December 31, 2025 and 2024.
Financial Statements
The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.
Risks and Uncertainties
Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.
Investments - The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  Further, the volatile inflationary environment and equity markets have presented significant challenges to the interest rate environment.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.
Reinvestment of Dividends
Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund as they occur.
Federal Income Taxes
The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable federal income tax will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.
Investment Valuation
Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.
Security Transactions
The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

21

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions Received
Income from dividends and capital gain distributions are recorded on the ex-dividend date.
Segment Information
The Account has identified a group of individuals that collectively operate as the Chief Operating Decision Maker (CODM). These individuals include the KCL President and CEO, KCL Senior Vice President and Actuary, and the KCL Vice President, Marketing.
The Account’s primary investment strategy and investment fund options of the underlying subaccounts that are made available to policyholders are agreed upon after consideration from the collective CODM.  Each subaccount of the Account constitutes a single operating segment and therefore, a single reportable segment.
The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies herein. The collective CODM also reviews other information about the segment’s performance at the level disclosed in the financial highlights (Note 6).
Recently Issued Accounting Standards
The Account adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures”, effective January 1, 2024, which expands annual disclosure requirements for reportable segments. For further information, see above “Segment Information”.
Subsequent Events
Subsequent events have been evaluated through April 28, 2026, the date that the financial statements have been issued.

22

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:
2025:	Cost of Purchases	Proceeds from Sales
	(in thousands)
Federated Hermes Managed Volatility Fund II - P	$ 247	$ 332
Federated Hermes High Income Bond Fund II - P	415	371
Federated Hermes Government Money Fund II - S	5,572	5,242
MFS® Research Series - Initial Class Shares	2,186	1,200
MFS® Growth Series - Initial Class Shares	7,856	7,591
MFS® Total Return Series - Initial Class Shares	948	1,170
MFS® Total Return Bond Series - Initial Class Shares	806	2,007
MFS® Utilities Series - Initial Class Shares	1,301	2,861
MFS® Income Portfolio - Initial Class Shares	121	127
BNY Mellon Appreciation Portfolio - Initial Shares	1,170	1,046
BNY Mellon Small Cap Portfolio - Initial Shares	1,265	1,958
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,036	3,958
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	690	878
LVIP American Century Capital Appreciation Fund Standard Class II	2,615	2,873
LVIP American Century International Fund Standard Class II	408	885
LVIP American Century Value Fund Standard Class II	981	2,989
LVIP American Century Disciplined Core Value Fund Standard Class II	153	271
LVIP American Century Ultra Fund Standard Class II	2,451	2,320
LVIP American Century Mid Cap Value Fund Standard Class II	165	262
LVIP American Century Inflation Protection Fund Service Class	263	221
LVIP JP Morgan U.S. Equity Fund Standard Class	258	501
LVIP JP Morgan Small Cap Core Fund Standard Class	804	1,451
LVIP JP Morgan Mid Cap Value Fund Standard Class	411	496
Franklin Global Real Estate VIP Fund - Class 2	137	441
Franklin Small-Mid Cap Growth VIP Fund - Class 2	186	414
Templeton Developing Markets VIP Fund - Class 2	125	1,227
Templeton Foreign VIP Fund - Class 2	353	817
Calamos Growth and Income Portfolio	2,894	4,003
Invesco V.I. American Franchise Fund - Series I Shares	832	361
Invesco V.I. Technology Fund - Series I Shares	371	294
Invesco V.I. Core Equity Fund - Series I Shares	74	120
Invesco VI S&P 500 Buffer Fund - December - Series I Shares	6	-
Invesco VI S&P 500 Buffer Fund - June - Series I Shares	6	-
Invesco VI S&P 500 Buffer Fund - March - Series I Shares	6	-
Invesco VI S&P 500 Buffer Fund - September - Series I Shares	6	-
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	124	484
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,691	1,755
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	384	428
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	1,957	1,193
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	36	199
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	7	90
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	42	31
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	305	417
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	189	269
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	199	173
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	60	65
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	80	32
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	62	17
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	133	113
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	185	580
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	375	1,288
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	163	1,057
American Funds Capital World Bond Fund - Class 2 Shares	3	2
American Funds Global Growth Fund - Class 2 Shares	2,407	1,025
American Funds New World Fund® - Class 2 Shares	32	61
American Funds Growth-Income Fund - Class 2 Shares	1,396	657
American Funds Capital Income Builder® - Class 2 Shares	89	90
American Funds Asset Allocation Fund - Class 2 Shares	307	218
American Funds Managed Risk Growth Fund - Class P2 Shares	2,342	8,751
American Funds Managed Risk International Fund - Class P2 Shares	306	982
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	589	1,851
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	907	2,692
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	1,220	1,959
Total	$ 54,708	$ 75,166

23

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2024:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$ 143	$ 382
Federated Hermes High Income Bond Fund II - P	338	820
Federated Hermes Government Money Fund II - S	6,439	6,605
MFS® Research Series - Initial Class Shares	678	1,160
MFS® Growth Series - Initial Class Shares	2,534	2,514
MFS® Total Return Series - Initial Class Shares	649	794
MFS® Total Return Bond Series - Initial Class Shares	2,483	1,394
MFS® Utilities Series - Initial Class Shares	1,001	2,420
MFS® Income Portfolio - Initial Class Shares	137	206
BNY Mellon Appreciation Portfolio - Initial Shares	1,219	1,330
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	4,868	5,289
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,423	4,471
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	644	552
American Century VP Capital Appreciation Fund - Class I	1,208	6,559
American Century VP International Fund - Class I	89	4,484
American Century VP Value Fund - Class I	853	5,926
American Century VP Disciplined Core Value Fund - Class I	15	1,658
American Century VP Ultra® Fund - Class I	1,523	5,005
American Century VP Mid Cap Value Fund - Class I	46	818
American Century VP Inflation Protection Fund - Class II	96	2,075
LVIP American Century Capital Appreciation Fund Standard Class II	7,767	1,732
LVIP American Century International Fund Standard Class II	4,588	678
LVIP American Century Value Fund Standard Class II	6,799	1,188
LVIP American Century Disciplined Core Value Fund Standard Class II	1,651	127
LVIP American Century Ultra Fund Standard Class II	7,162	1,555
LVIP American Century Mid Cap Value Fund Standard Class II	783	58
LVIP American Century Inflation Protection Fund Service Class	2,136	146
LVIP JP Morgan U.S. Equity Fund Standard Class	368	325
LVIP JP Morgan Small Cap Core Fund Standard Class	394	1,133
LVIP JP Morgan Mid Cap Value Fund Standard Class	467	1,219
Franklin Global Real Estate VIP Fund - Class 2	171	521
Franklin Small-Mid Cap Growth VIP Fund - Class 2	96	298
Templeton Developing Markets VIP Fund - Class 2	320	564
Templeton Foreign VIP Fund - Class 2	351	471
Calamos Growth and Income Portfolio	2,771	3,684
Invesco V.I. American Franchise Fund - Series I Shares	589	201
Invesco V.I. Technology Fund - Series I Shares	97	408
Invesco V.I. Core Equity Fund - Series I Shares	86	51
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	78	377
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	813	949
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	63	313
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	1,822	1,066
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	147	115
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	82	35
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	38	25
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	209	495
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	84	238
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	233	744
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	125	206
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	55	121
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	42	104
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	69	257
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	192	1,099
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	410	2,075
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	467	1,414
American Funds Capital World Bond Fund - Class 2 Shares	3	2
American Funds Global Growth Fund - Class 2 Shares	891	287
American Funds New World Fund® - Class 2 Shares	35	71
American Funds Growth-Income Fund - Class 2 Shares	697	546
American Funds Capital Income Builder® - Class 2 Shares	125	175
American Funds Asset Allocation Fund - Class 2 Shares	78	105
American Funds Managed Risk Growth Fund - Class P2 Shares	2,281	10,288
American Funds Managed Risk International Fund - Class P2 Shares	663	825
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	629	2,884
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	682	3,609
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	1,498	3,202
Total	$ 77,493	$ 100,448

24

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  Fair Value Measurement
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
The Account categorizes its financial assets and liabilities measured at fair value in three levels, from the inputs and assumptions used to determine the fair value. These levels are as follows:
Level 1 – Valuations are from quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are from quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2025 and 2024, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $259,149,000 (2024 - $266,029,000).  The Account did not have any transfers between levels during the years ended December 31, 2025 and 2024.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are from quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4.   Expenses and Deductions
Century II Variable Annuity

During 2025, $198,000 (2024 - $106,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2025, other fees and charges totaled $3,573,000 (2024 - $4,768,000) and the largest component was the mortality and expense risk charge.  Contract charges are assessed from the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

25

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Century II Freedom Annuity
During 2025, $64,000 (2024 - $78,000) was assessed in other contract charges composed of mortality and expense risk charges, administration fees and charges.  The largest component is the mortality and expense risk charge.  Contract charges are assessed from the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

26

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Charges for the year ended December 31 were as follows:

2025:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)
Federated Hermes Managed Volatility Fund II - P	$ 32	$ -	$ 32
Federated Hermes High Income Bond Fund II - P	36	3	39
Federated Hermes Government Money Fund II - S	16	-	16
MFS® Research Series - Initial Class Shares	101	2	103
MFS® Growth Series - Initial Class Shares	196	-	196
MFS® Total Return Series - Initial Class Shares	56	11	67
MFS® Total Return Bond Series - Initial Class Shares	50	2	52
MFS® Utilities Series - Initial Class Shares	121	4	125
MFS® Income Portfolio - Initial Class Shares	14	2	16
BNY Mellon Appreciation Portfolio - Initial Shares	50	-	50
BNY Mellon Small Cap Portfolio - Initial Shares	89	-	89
BNY Mellon Stock Index Fund, Inc. - Initial Shares	292	8	300
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	27	-	27
LVIP American Century Capital Appreciation Fund Standard Class II	92	-	92
LVIP American Century International Fund Standard Class II	59	-	59
LVIP American Century Value Fund Standard Class II	85	2	87
LVIP American Century Disciplined Core Value Fund Standard Class II	21	1	22
LVIP American Century Ultra Fund Standard Class II	100	3	103
LVIP American Century Mid Cap Value Fund Standard Class II	9	-	9
LVIP American Century Inflation Protection Fund Service Class	24	1	25
LVIP JP Morgan U.S. Equity Fund Standard Class	19	1	20
LVIP JP Morgan Small Cap Core Fund Standard Class	57	-	57
LVIP JP Morgan Mid Cap Value Fund Standard Class	27	1	28
Franklin Global Real Estate VIP Fund - Class 2	16	-	16
Franklin Small-Mid Cap Growth VIP Fund - Class 2	21	-	21
Templeton Developing Markets VIP Fund - Class 2	29	-	29
Templeton Foreign VIP Fund - Class 2	32	1	33
Calamos Growth and Income Portfolio	293	1	294
Invesco V.I. American Franchise Fund - Series I Shares	35	-	35
Invesco V.I. Technology Fund - Series I Shares	13	-	13
Invesco V.I. Core Equity Fund - Series I Shares	11	-	11
Invesco VI S&P 500 Buffer Fund - December - Series I Shares	-	-	-
Invesco VI S&P 500 Buffer Fund - June - Series I Shares	-	-	-
Invesco VI S&P 500 Buffer Fund - March - Series I Shares	-	-	-
Invesco VI S&P 500 Buffer Fund - September - Series I Shares	-	-	-
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	24	-	24
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	75	2	77
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	11	-	11
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	85	3	88
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	13	1	14
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	2	3
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	5	3	8
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	45	-	45
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	7	-	7
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	19	-	19
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	6	-	6
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	10	-	10
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	7	-	7
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	13	-	13
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	74	1	75
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	162	1	163
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	86	3	89
American Funds Capital World Bond Fund - Class 2 Shares	1	-	1
American Funds Global Growth Fund - Class 2 Shares	52	-	52
American Funds New World Fund® - Class 2 Shares	3	-	3
American Funds Growth-Income Fund - Class 2 Shares	39	2	41
American Funds Capital Income Builder® - Class 2 Shares	4	-	4
American Funds Asset Allocation Fund - Class 2 Shares	7	-	7
American Funds Managed Risk Growth Fund - Class P2 Shares	342	1	343
American Funds Managed Risk International Fund - Class P2 Shares	48	-	48
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	129	-	129
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	149	-	149
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	133	2	135
	$ 3,573	$ 64	$ 3,637

27

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Change in Units Outstanding
The changes in units outstanding for the year ended December 31 were as follows:
2025:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)
Federated Hermes Managed Volatility Fund II - P	$ 6	$ 12	$ (6)
Federated Hermes High Income Bond Fund II - P	7	9	(2)
Federated Hermes Government Money Fund II - S	448	424	24
MFS® Research Series - Initial Class Shares	5	13	(8)
MFS® Growth Series - Initial Class Shares	39	55	(16)
MFS® Total Return Series - Initial Class Shares	9	22	(13)
MFS® Total Return Bond Series - Initial Class Shares	26	80	(54)
MFS® Utilities Series - Initial Class Shares	8	24	(16)
MFS® Income Portfolio - Initial Class Shares	3	5	(2)
BNY Mellon Appreciation Portfolio - Initial Shares	9	14	(5)
BNY Mellon Small Cap Portfolio - Initial Shares	34	51	(17)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	21	48	(27)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	4	6	(2)
LVIP American Century Capital Appreciation Fund Standard Class II	22	38	(16)
LVIP American Century International Fund Standard Class II	10	23	(13)
LVIP American Century Value Fund Standard Class II	13	86	(73)
LVIP American Century Disciplined Core Value Fund Standard Class II	5	10	(5)
LVIP American Century Ultra Fund Standard Class II	21	25	(4)
LVIP American Century Mid Cap Value Fund Standard Class II	3	7	(4)
LVIP American Century Inflation Protection Fund Service Class	9	14	(5)
LVIP JP Morgan U.S. Equity Fund Standard Class	3	6	(3)
LVIP JP Morgan Small Cap Core Fund Standard Class	9	25	(16)
LVIP JP Morgan Mid Cap Value Fund Standard Class	3	8	(5)
Franklin Global Real Estate VIP Fund - Class 2	5	18	(13)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	15	(11)
Templeton Developing Markets VIP Fund - Class 2	3	39	(36)
Templeton Foreign VIP Fund - Class 2	4	21	(17)
Calamos Growth and Income Portfolio	19	65	(46)
Invesco V.I. American Franchise Fund - Series I Shares	27	14	13
Invesco V.I. Technology Fund - Series I Shares	18	20	(2)
Invesco V.I. Core Equity Fund - Series I Shares	-	4	(4)
Invesco VI S&P 500 Buffer Fund - December - Series I Shares	1	-	1
Invesco VI S&P 500 Buffer Fund - June - Series I Shares	1	-	1
Invesco VI S&P 500 Buffer Fund - March - Series I Shares	1	-	1
Invesco VI S&P 500 Buffer Fund - September - Series I Shares	1	-	1
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	5	16	(11)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	12	17	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	8	8	-
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	18	23	(5)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	13	(13)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	5	(5)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	3	19	(16)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	7	12	(5)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	5	7	(2)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	2	3	(1)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	36	(33)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	6	75	(69)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2	64	(62)
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	71	36	35
American Funds New World Fund® - Class 2 Shares	1	4	(3)
American Funds Growth-Income Fund - Class 2 Shares	30	20	10
American Funds Capital Income Builder® - Class 2 Shares	5	6	(1)
American Funds Asset Allocation Fund - Class 2 Shares	13	11	2
American Funds Managed Risk Growth Fund - Class P2 Shares	40	334	(294)
American Funds Managed Risk International Fund - Class P2 Shares	24	85	(61)
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	27	111	(84)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	15	132	(117)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	23	114	(91)

28

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2024:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)
Federated Hermes Managed Volatility Fund II - P	$ 4	$ 15	$ (11)
Federated Hermes High Income Bond Fund II - P	5	23	(18)
Federated Hermes Government Money Fund II - S	540	558	(18)
MFS® Research Series - Initial Class Shares	3	14	(11)
MFS® Growth Series - Initial Class Shares	13	21	(8)
MFS® Total Return Series - Initial Class Shares	7	14	(7)
MFS® Total Return Bond Series - Initial Class Shares	98	56	42
MFS® Utilities Series - Initial Class Shares	5	24	(19)
MFS® Income Portfolio - Initial Class Shares	4	8	(4)
BNY Mellon Appreciation Portfolio - Initial Shares	15	20	(5)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	151	162	(11)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	28	65	(37)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	6	6	-
American Century VP Capital Appreciation Fund - Class Ia	17	111	(94)
American Century VP International Fund - Class Ia	1	138	(137)
American Century VP Value Fund - Class Ia	17	225	(208)
American Century VP Disciplined Core Value Fund - Class Ia	-	71	(71)
American Century VP Ultra® Fund - Class Ia	18	78	(60)
American Century VP Mid Cap Value Fund - Class Ia	1	23	(22)
American Century VP Inflation Protection Fund - Class IIa	6	138	(132)
LVIP American Century Capital Appreciation Fund Standard Class IIa	126	25	101
LVIP American Century International Fund Standard Class IIa	140	19	121
LVIP American Century Value Fund Standard Class IIa	245	35	210
LVIP American Century Disciplined Core Value Fund Standard Class IIa	70	5	65
LVIP American Century Ultra Fund Standard Class IIa	105	19	86
LVIP American Century Mid Cap Value Fund Standard Class IIa	21	1	20
LVIP American Century Inflation Protection Fund Service Class[a]	139	9	130
LVIP JP Morgan U.S. Equity Fund Standard Class	4	4	-
LVIP JP Morgan Small Cap Core Fund Standard Class	5	19	(14)
LVIP JP Morgan Mid Cap Value Fund Standard Class	2	22	(20)
Franklin Global Real Estate VIP Fund - Class 2	6	21	(15)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	11	(7)
Templeton Developing Markets VIP Fund - Class 2	8	20	(12)
Templeton Foreign VIP Fund - Class 2	9	13	(4)
Calamos Growth and Income Portfolio	48	69	(21)
Invesco V.I. American Franchise Fund - Series I Shares	29	9	20
Invesco V.I. Technology Fund - Series I Shares	5	36	(31)
Invesco V.I. Core Equity Fund - Series I Shares	1	2	(1)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	3	14	(11)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	6	13	(7)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	1	7	(6)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	26	24	2
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	8	7	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	5	2	3
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	24	(23)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	3	11	(8)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	10	35	(25)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	4	7	(3)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	4	(3)
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	3	(2)
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	8	(7)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4	77	(73)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	9	132	(123)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	22	89	(67)
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	32	10	22
American Funds New World Fund® - Class 2 Shares	2	4	(2)
American Funds Growth-Income Fund - Class 2 Shares	23	22	1
American Funds Capital Income Builder® - Class 2 Shares	8	12	(4)
American Funds Asset Allocation Fund - Class 2 Shares	3	6	(3)
American Funds Managed Risk Growth Fund - Class P2 Shares	103	445	(342)
American Funds Managed Risk International Fund - Class P2 Shares	56	69	(13)
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	32	193	(161)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	20	195	(175)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	77	204	(127)

a During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024. See Footnote 1 for further information.

29

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2025, follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Hermes Managed Volatility Fund II - P
2025	90	$ 17.142	to	$ 26.144	$ 2,350	2.88%	1.40% to 1.65%	5.28%	to	5.55%
2024	96	$ 16.282	to	$ 24.770	$ 2,383	2.24%	1.40% to 1.65%	13.65%	to	13.94%
2023	107	$ 14.326	to	$ 21.740	$ 2,330	1.90%	1.40% to 1.65%	6.91%	to	7.18%
2022	117	$ 13.400	to	$ 20.285	$ 2,367	1.93%	1.40% to 1.65%	-15.16%	to	-14.95%
2021	131	$ 15.795	to	$ 23.851	$ 3,135	1.79%	1.40% to 1.65%	16.57%	to	16.86%

Federated Hermes High Income Bond Fund II - P
2025	74	$ 30.790	to	$ 39.347	$ 2,850	5.85%	1.40% to 1.65%	6.46%	to	6.72%
2024	76	$ 28.922	to	$ 36.868	$ 2,751	5.74%	1.40% to 1.65%	4.52%	to	4.78%
2023	94	$ 27.672	to	$ 35.186	$ 3,229	5.98%	1.40% to 1.65%	10.88%	to	11.15%
2022	107	$ 24.958	to	$ 31.656	$ 3,292	5.64%	1.40% to 1.65%	-13.22%	to	-13.00%
2021	114	$ 28.760	to	$ 36.387	$ 4,032	4.96%	1.40% to 1.65%	3.13%	to	3.39%

Federated Hermes Government Money Fund II - S
2025	130	$ 9.562	to	$ 12.492	$ 1,619	3.65%	1.40% to 1.65%	2.04%	to	2.30%
2024	106	$ 9.371	to	$ 12.212	$ 1,289	4.58%	1.40% to 1.65%	2.98%	to	3.24%
2023	124	$ 9.099	to	$ 11.828	$ 1,455	4.39%	1.40% to 1.65%	2.81%	to	3.06%
2022	180	$ 8.851	to	$ 11.476	$ 2,036	0.98%	1.40% to 1.65%	-0.50%	to	-0.25%
2021	193	$ 8.896	to	$ 11.506	$ 2,154	0.00%	1.40% to 1.65%	-1.63%	to	-1.39%

MFS® Research Series - Initial Class Shares
2025	80	$ 76.823	to	$ 95.533	$ 7,590	0.96%	1.40% to 1.65%	11.00%	to	11.28%
2024	88	$ 69.207	to	$ 85.847	$ 7,526	0.60%	1.40% to 1.65%	16.91%	to	17.21%
2023	99	$ 59.196	to	$ 73.244	$ 7,199	0.50%	1.40% to 1.65%	20.42%	to	20.72%
2022	114	$ 49.157	to	$ 60.672	$ 6,861	0.47%	1.40% to 1.65%	-18.56%	to	-18.36%
2021	125	$ 60.362	to	$ 74.316	$ 9,278	0.54%	1.40% to 1.65%	22.76%	to	23.07%

MFS® Growth Series - Initial Class Shares
2025	100	$ 115.059	to	$ 139.997	$ 13,968	0.00%	1.40% to 1.65%	10.36%	to	10.64%
2024	116	$ 104.259	to	$ 126.539	$ 14,615	0.00%	1.40% to 1.65%	29.30%	to	29.62%
2023	124	$ 80.634	to	$ 97.620	$ 12,068	0.00%	1.40% to 1.65%	33.65%	to	33.98%
2022	146	$ 60.334	to	$ 72.861	$ 10,627	0.00%	1.40% to 1.65%	-32.75%	to	-32.58%
2021	157	$ 89.718	to	$ 108.076	$ 16,934	0.00%	1.40% to 1.65%	21.51%	to	21.82%

MFS® Total Return Series - Initial Class Shares
2025	86	$ 33.291	to	$ 58.449	$ 4,558	2.70%	1.40% to 1.65%	9.34%	to	9.62%
2024	99	$ 30.446	to	$ 53.321	$ 4,752	2.47%	1.40% to 1.65%	5.97%	to	6.24%
2023	106	$ 28.729	to	$ 50.188	$ 4,883	2.01%	1.40% to 1.65%	8.64%	to	8.91%
2022	124	$ 26.444	to	$ 46.081	$ 5,229	1.68%	1.40% to 1.65%	-11.06%	to	-10.84%
2021	146	$ 29.732	to	$ 51.681	$ 6,799	1.78%	1.40% to 1.65%	12.25%	to	12.53%

MFS® Total Return Bond Series - Initial Class Shares
2025	123	$ 16.484	to	$ 24.906	$ 3,011	4.53%	1.40% to 1.65%	5.42%	to	5.68%
2024	177	$ 15.637	to	$ 23.567	$ 4,119	4.19%	1.40% to 1.65%	0.86%	to	1.11%
2023	135	$ 15.504	to	$ 23.308	$ 3,092	3.16%	1.40% to 1.65%	5.63%	to	5.89%
2022	141	$ 14.678	to	$ 22.012	$ 3,055	2.66%	1.40% to 1.65%	-15.34%	to	-15.13%
2021	164	$ 17.337	to	$ 25.935	$ 4,174	2.69%	1.40% to 1.65%	-2.44%	to	-2.19%

MFS® Utilities Series - Initial Class Shares
2025	71	$ 77.965	to	$ 119.585	$ 8,333	2.92%	1.40% to 1.65%	13.13%	to	13.41%
2024	87	$ 68.918	to	$ 105.444	$ 9,004	2.23%	1.40% to 1.65%	9.82%	to	10.10%
2023	106	$ 62.756	to	$ 95.775	$ 9,917	3.48%	1.40% to 1.65%	-3.71%	to	-3.47%
2022	123	$ 65.171	to	$ 99.213	$ 11,888	2.39%	1.40% to 1.65%	-0.89%	to	-0.64%
2021	135	$ 65.756	to	$ 99.854	$ 13,152	1.74%	1.40% to 1.65%	12.23%	to	12.51%

MFS® Income Portfolio - Initial Class Shares
2025	51	$ 18.707	to	$ 23.591	$ 1,169	4.28%	1.40% to 1.65%	5.57%	to	5.84%
2024	53	$ 17.720	to	$ 22.290	$ 1,143	3.83%	1.40% to 1.65%	1.54%	to	1.80%
2023	57	$ 17.451	to	$ 21.896	$ 1,219	3.64%	1.40% to 1.65%	5.84%	to	6.10%
2022	70	$ 16.488	to	$ 20.637	$ 1,407	3.42%	1.40% to 1.65%	-15.12%	to	-14.90%
2021	81	$ 19.424	to	$ 24.251	$ 1,928	3.11%	1.40% to 1.65%	-1.18%	to	-0.93%

BNY Mellon Appreciation Portfolio - Initial Shares
2025	54	$ 60.666	to	$ 69.005	$ 3,696	0.36%	1.40% to 1.65%	8.27%	to	8.54%
2024	59	$ 56.031	to	$ 63.574	$ 3,777	0.42%	1.40% to 1.65%	10.95%	to	11.23%
2023	64	$ 50.503	to	$ 57.158	$ 3,679	0.71%	1.40% to 1.65%	19.00%	to	19.29%
2022	77	$ 42.441	to	$ 47.914	$ 3,667	0.66%	1.40% to 1.65%	-19.40%	to	-19.20%
2021	88	$ 52.658	to	$ 59.301	$ 5,218	0.44%	1.40% to 1.65%	25.05%	to	25.36%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

BNY Mellon Small Cap Portfolio - Initial Shares
2025	170	$ 33.439	to	$ 38.212	$ 6,502	0.65%	1.40% to 1.65%	9.17%	to	9.44%
2024	187	$ 30.631	to	$ 34.915	$ 6,537	0.68%	1.40% to 1.65%	2.89%	to	3.15%
2023	198	$ 29.770	to	$ 33.848	$ 6,689	0.32%	1.40% to 1.65%	7.50%	to	7.77%
2022	197	$ 27.693	to	$ 31.409	$ 6,197	0.00%	1.40% to 1.65%	-17.98%	to	-17.78%
2021	237	$ 33.765	to	$ 38.199	$ 9,044	0.11%	1.40% to 1.65%	14.56%	to	14.84%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2025	264	$ 80.303	to	$ 84.965	$ 22,399	1.03%	1.40% to 1.65%	15.61%	to	15.90%
2024	291	$ 69.461	to	$ 73.310	$ 21,335	1.16%	1.40% to 1.65%	22.61%	to	22.91%
2023	328	$ 56.654	to	$ 59.643	$ 19,529	1.42%	1.40% to 1.65%	23.87%	to	24.18%
2022	343	$ 45.735	to	$ 48.028	$ 16,452	1.32%	1.40% to 1.65%	-19.65%	to	-19.45%
2021	400	$ 56.921	to	$ 59.626	$ 23,791	1.14%	1.40% to 1.65%	26.31%	to	26.63%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2025	15	$ 68.818	to	$ 133.125	$ 1,971	0.25%	1.40% to 1.65%	14.07%	to	14.36%
2024	17	$ 60.328	to	$ 116.410	$ 2,027	0.47%	1.40% to 1.65%	22.83%	to	23.14%
2023	17	$ 49.115	to	$ 94.535	$ 1,624	0.74%	1.40% to 1.65%	21.80%	to	22.11%
2022	18	$ 40.324	to	$ 77.421	$ 1,415	0.52%	1.40% to 1.65%	-24.13%	to	-23.94%
2021	19	$ 53.150	to	$ 101.793	$ 1,912	0.74%	1.40% to 1.65%	24.92%	to	25.23%

LVIP American Century Capital Appreciation Fund Standard Class II
2025	85	$ 72.608	to	$ 85.746	$ 6,148	0.00%	1.40% to 1.65%	4.97%	to	5.23%
2024	101	$ 68.997	to	$ 81.685	$ 6,962	0.00%	1.40% to 1.65%	22.92%	to	23.23%
2023	94	$ 55.990	to	$ 66.453	$ 5,244	0.00%	1.40% to 1.65%	18.72%	to	19.02%
2022	102	$ 47.044	to	$ 55.975	$ 4,820	0.00%	1.40% to 1.65%	-29.28%	to	-29.11%
2021	105	$ 66.360	to	$ 79.155	$ 6,993	0.00%	1.40% to 1.65%	9.34%	to	9.61%

LVIP American Century International Fund Standard Class II
2025	109	$ 33.165	to	$ 38.319	$ 4,180	1.18%	1.40% to 1.65%	14.09%	to	14.37%
2024	122	$ 29.070	to	$ 33.504	$ 4,093	1.69%	1.40% to 1.65%	0.91%	to	1.17%
2023	137	$ 28.807	to	$ 33.117	$ 4,520	1.39%	1.40% to 1.65%	10.73%	to	11.01%
2022	153	$ 26.014	to	$ 29.832	$ 4,566	1.50%	1.40% to 1.65%	-25.98%	to	-25.80%
2021	161	$ 35.147	to	$ 40.205	$ 6,460	0.16%	1.40% to 1.65%	6.97%	to	7.24%

LVIP American Century Value Fund Standard Class II
2025	137	$ 36.343	to	$ 53.935	$ 5,038	1.28%	1.40% to 1.65%	14.12%	to	14.41%
2024	210	$ 31.766	to	$ 47.260	$ 6,701	2.98%	1.40% to 1.65%	7.68%	to	7.95%
2023	208	$ 29.427	to	$ 43.891	$ 6,147	2.38%	1.40% to 1.65%	7.32%	to	7.59%
2022	226	$ 27.353	to	$ 40.899	$ 6,221	2.05%	1.40% to 1.65%	-1.10%	to	-0.85%
2021	269	$ 27.588	to	$ 41.353	$ 7,471	1.73%	1.40% to 1.65%	22.47%	to	22.78%

LVIP American Century Disciplined Core Value Fund Standard Class II
2025	60	$ 26.327	to	$ 51.049	$ 1,621	1.72%	1.40% to 1.65%	12.98%	to	13.26%
2024	65	$ 23.244	to	$ 45.184	$ 1,550	1.29%	1.40% to 1.65%	11.23%	to	11.51%
2023	70	$ 20.846	to	$ 40.624	$ 1,496	1.53%	1.40% to 1.65%	6.88%	to	7.15%
2022	77	$ 19.455	to	$ 38.009	$ 1,530	1.72%	1.40% to 1.65%	-14.16%	to	-13.95%
2021	92	$ 22.608	to	$ 44.278	$ 2,116	1.06%	1.40% to 1.65%	21.63%	to	21.93%

LVIP American Century Ultra Fund Standard Class II
2025	82	$ 86.744	to	$ 91.796	$ 7,525	0.00%	1.40% to 1.65%	11.00%	to	11.27%
2024	86	$ 78.150	to	$ 82.495	$ 7,061	0.00%	1.40% to 1.65%	26.67%	to	26.99%
2023	61	$ 61.695	to	$ 64.961	$ 3,946	0.00%	1.40% to 1.65%	41.17%	to	41.52%
2022	67	$ 43.703	to	$ 45.902	$ 3,061	0.00%	1.40% to 1.65%	-33.48%	to	-33.31%
2021	66	$ 65.699	to	$ 68.833	$ 4,553	0.00%	1.40% to 1.65%	21.15%	to	21.45%

LVIP American Century Mid Cap Value Fund Standard Class II
2025	15	$ 38.122	to	$ 40.044	$ 615	1.88%	1.40% to 1.65%	7.21%	to	7.48%
2024	19	$ 35.558	to	$ 37.257	$ 721	2.63%	1.40% to 1.65%	6.93%	to	7.20%
2023	22	$ 33.252	to	$ 34.753	$ 765	2.29%	1.40% to 1.65%	4.40%	to	4.66%
2022	26	$ 31.849	to	$ 33.205	$ 853	2.27%	1.40% to 1.65%	-2.81%	to	-2.56%
2021	24	$ 32.769	to	$ 34.078	$ 804	1.16%	1.40% to 1.65%	21.19%	to	21.49%

LVIP American Century Inflation Protection Fund Service Class
2025	125	$ 13.648	to	$ 14.440	$ 1,806	7.36%	1.40% to 1.65%	4.59%	to	4.85%
2024	130	$ 13.049	to	$ 13.772	$ 1,786	3.73%	1.40% to 1.65%	-0.13%	to	0.12%
2023	132	$ 13.066	to	$ 13.756	$ 1,813	3.32%	1.40% to 1.65%	1.71%	to	1.97%
2022	137	$ 12.846	to	$ 13.491	$ 1,839	4.98%	1.40% to 1.65%	-14.50%	to	-14.28%
2021	137	$ 15.024	to	$ 15.739	$ 2,146	3.14%	1.40% to 1.65%	4.53%	to	4.79%

LVIP JP Morgan U.S. Equity Fund Standard Class
2025	16	$ 84.800	to	$ 91.331	$ 1,451	0.44%	1.40% to 1.65%	12.67%	to	12.95%
2024	19	$ 75.267	to	$ 80.862	$ 1,552	0.53%	1.40% to 1.65%	21.94%	to	22.25%
2023	19	$ 61.724	to	$ 66.145	$ 1,275	1.56%	1.40% to 1.65%	25.09%	to	25.40%
2022	23	$ 49.345	to	$ 52.748	$ 1,205	0.51%	1.40% to 1.65%	-20.02%	to	-19.82%
2021	27	$ 61.698	to	$ 65.789	$ 1,755	0.74%	1.40% to 1.65%	27.23%	to	27.54%

31

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value Lowest to Highest [a]			Net Assets (000's)	Investment Income Ratio [b]	Expense Ratio Lowest to Highest [c]	Total Return Lowest to Highest [d]

LVIP JP Morgan Small Cap Core Fund Standard Class
2025	62	$ 57.739	to	$ 61.437	$ 3,823	0.56%	1.40% to 1.65%	8.47%	to	8.74%
2024	78	$ 53.232	to	$ 56.501	$ 4,400	0.78%	1.40% to 1.65%	9.87%	to	10.14%
2023	92	$ 48.452	to	$ 51.297	$ 4,742	1.37%	1.40% to 1.65%	11.25%	to	11.53%
2022	100	$ 43.550	to	$ 45.993	$ 4,605	0.45%	1.40% to 1.65%	-20.67%	to	-20.47%
2021	112	$ 54.897	to	$ 57.832	$ 6,443	0.50%	1.40% to 1.65%	19.40%	to	19.70%

LVIP JP Morgan Mid Cap Value Fund Standard Class
2025	31	$ 58.177	to	$ 61.566	$ 1,929	1.09%	1.40% to 1.65%	3.00%	to	3.26%
2024	36	$ 56.482	to	$ 59.622	$ 2,156	1.13%	1.40% to 1.65%	12.40%	to	12.68%
2023	56	$ 50.250	to	$ 52.911	$ 2,978	3.14%	1.40% to 1.65%	9.10%	to	9.37%
2022	67	$ 46.058	to	$ 48.376	$ 3,222	0.96%	1.40% to 1.65%	-9.66%	to	-9.43%
2021	77	$ 50.981	to	$ 53.414	$ 4,120	0.91%	1.40% to 1.65%	27.76%	to	28.08%

Franklin Global Real Estate VIP Fund - Class 2
2025	43	$ 21.695	to	$ 25.535	$ 1,107	1.35%	1.40% to 1.65%	6.16%	to	6.43%
2024	56	$ 20.435	to	$ 23.992	$ 1,344	1.84%	1.40% to 1.65%	-1.96%	to	-1.71%
2023	71	$ 20.844	to	$ 24.411	$ 1,728	2.90%	1.40% to 1.65%	9.61%	to	9.89%
2022	75	$ 19.016	to	$ 22.215	$ 1,664	2.39%	1.40% to 1.65%	-27.27%	to	-27.09%
2021	78	$ 26.145	to	$ 30.467	$ 2,369	0.90%	1.40% to 1.65%	24.72%	to	25.03%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2025	51	$ 26.462	to	$ 56.138	$ 1,362	0.00%	1.40% to 1.65%	0.84%	to	1.09%
2024	62	$ 26.177	to	$ 55.672	$ 1,632	0.00%	1.40% to 1.65%	9.20%	to	9.48%
2023	69	$ 23.910	to	$ 50.979	$ 1,660	0.00%	1.40% to 1.65%	24.67%	to	24.98%
2022	73	$ 19.131	to	$ 40.892	$ 1,410	0.00%	1.40% to 1.65%	-34.77%	to	-34.61%
2021	71	$ 29.258	to	$ 62.692	$ 2,083	0.00%	1.40% to 1.65%	8.21%	to	8.48%

Templeton Developing Markets VIP Fund - Class 2
2025	51	$ 38.659	to	$ 49.903	$ 1,972	0.55%	1.40% to 1.65%	43.88%	to	44.24%
2024	87	$ 26.802	to	$ 34.685	$ 2,328	3.88%	1.40% to 1.65%	5.89%	to	6.16%
2023	99	$ 25.247	to	$ 32.755	$ 2,498	2.08%	1.40% to 1.65%	10.78%	to	11.06%
2022	111	$ 22.733	to	$ 29.566	$ 2,536	2.65%	1.40% to 1.65%	-23.26%	to	-23.07%
2021	114	$ 29.548	to	$ 38.526	$ 3,374	0.87%	1.40% to 1.65%	-7.28%	to	-7.05%

Templeton Foreign VIP Fund - Class 2
2025	56	$ 28.484	to	$ 41.197	$ 2,273	2.31%	1.40% to 1.65%	27.08%	to	27.40%
2024	73	$ 22.414	to	$ 32.337	$ 2,338	2.35%	1.40% to 1.65%	-2.63%	to	-2.39%
2023	77	$ 23.019	to	$ 33.127	$ 2,527	3.16%	1.40% to 1.65%	18.79%	to	19.08%
2022	94	$ 19.379	to	$ 27.819	$ 2,603	3.02%	1.40% to 1.65%	-9.11%	to	-8.89%
2021	105	$ 21.322	to	$ 30.532	$ 3,184	1.83%	1.40% to 1.65%	2.45%	to	2.71%

Calamos Growth and Income Portfolio
2025	342	$ 52.033	to	$ 62.810	$ 21,472	0.30%	1.40% to 1.65%	15.48%	to	15.76%
2024	388	$ 45.059	to	$ 54.257	$ 21,016	0.39%	1.40% to 1.65%	19.09%	to	19.39%
2023	409	$ 37.838	to	$ 45.447	$ 18,554	0.57%	1.40% to 1.65%	18.16%	to	18.45%
2022	420	$ 32.023	to	$ 38.366	$ 16,100	0.68%	1.40% to 1.65%	-20.39%	to	-20.19%
2021	452	$ 40.226	to	$ 48.074	$ 21,698	0.38%	1.40% to 1.65%	19.41%	to	19.71%

Invesco V.I. American Franchise Fund - Series I Shares
2025	113	$ 24.108	to	$ 69.720	$ 2,714	0.00%	1.40% to 1.65%	9.84%	to	10.11%
2024	100	$ 21.894	to	$ 63.476	$ 2,188	0.00%	1.40% to 1.65%	32.66%	to	33.00%
2023	80	$ 16.462	to	$ 47.847	$ 1,317	0.00%	1.40% to 1.65%	38.63%	to	38.97%
2022	90	$ 11.845	to	$ 34.515	$ 1,071	0.00%	1.40% to 1.65%	-32.24%	to	-32.07%
2021	90	$ 17.437	to	$ 50.936	$ 1,590	0.00%	1.40% to 1.65%	10.10%	to	10.37%

Invesco V.I. Technology Fund - Series I Shares
2025	64	$ 16.467	to	$ 94.734	$ 1,060	0.00%	1.40% to 1.65%	18.50%	to	18.79%
2024	66	$ 13.862	to	$ 79.947	$ 910	0.00%	1.40% to 1.65%	32.06%	to	32.39%
2023	97	$ 10.471	to	$ 60.540	$ 1,017	0.00%	1.40% to 1.65%	44.55%	to	44.91%
2022	121	$ 7.226	to	$ 41.883	$ 880	0.00%	1.40% to 1.65%	-40.93%	to	-40.78%
2021	118	$ 12.203	to	$ 70.905	$ 1,466	0.00%	1.40% to 1.65%	12.54%	to	12.82%

Invesco V.I. Core Equity Fund - Series I Shares
2025	29	$ 27.819	to	$ 54.503	$ 809	0.64%	1.40% to 1.65%	14.27%	to	14.55%
2024	33	$ 24.285	to	$ 47.698	$ 800	0.71%	1.40% to 1.65%	23.54%	to	23.85%
2023	34	$ 19.609	to	$ 38.611	$ 667	0.74%	1.40% to 1.65%	21.35%	to	21.65%
2022	35	$ 16.119	to	$ 31.817	$ 567	0.92%	1.40% to 1.65%	-21.84%	to	-21.65%
2021	36	$ 20.572	to	$ 40.710	$ 747	0.70%	1.40% to 1.65%	25.65%	to	25.96%

Invesco VI S&P 500 Buffer Fund - December - Series I Shares
2025 [g]	1	$ 10.250	to	$ 10.256	$ 6	0.00%	1.40% to 1.65%	2.50%	to	2.56%

32

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value Lowest to Highest [a]			Net Assets (000's)	Investment Income Ratio [b]	Expense Ratio Lowest to Highest [c]	Total Return Lowest to Highest [d]

Invesco VI S&P 500 Buffer Fund - June - Series I Shares
2025 [g]	1	$ 10.214	to	$ 10.219	$ 6	0.00%	1.40% to 1.65%	2.14%	to	2.19%

Invesco VI S&P 500 Buffer Fund - March - Series I Shares
2025 [g]	1	$ 10.186	to	$ 10.191	$ 6	0.00%	1.40% to 1.65%	1.86%	to	1.91%

Invesco VI S&P 500 Buffer Fund - September - Series I Shares
2025 [g]	1	$ 10.212	to	$ 10.218	$ 6	0.00%	1.40% to 1.65%	2.12%	to	2.18%

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2025	54	$ 29.713	to	$ 67.043	$ 1,610	0.00%	1.40% to 1.65%	12.98%	to	13.26%
2024	65	$ 26.233	to	$ 59.340	$ 1,717	0.00%	1.40% to 1.65%	21.33%	to	21.64%
2023	76	$ 21.567	to	$ 48.907	$ 1,655	0.00%	1.40% to 1.65%	22.88%	to	23.19%
2022	85	$ 17.507	to	$ 39.800	$ 1,506	0.00%	1.40% to 1.65%	-32.14%	to	-31.97%
2021	88	$ 25.733	to	$ 58.648	$ 2,306	0.00%	1.40% to 1.65%	14.37%	to	14.66%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2025	56	$ 110.120	to	$ 270.561	$ 6,254	0.00%	1.40% to 1.65%	32.17%	to	32.50%
2024	61	$ 83.107	to	$ 204.703	$ 5,196	0.00%	1.40% to 1.65%	24.49%	to	24.81%
2023	68	$ 66.588	to	$ 164.429	$ 4,590	0.00%	1.40% to 1.65%	42.51%	to	42.86%
2022	77	$ 46.610	to	$ 115.384	$ 3,670	0.00%	1.40% to 1.65%	-32.97%	to	-32.80%
2021	80	$ 69.366	to	$ 172.143	$ 5,692	0.28%	1.40% to 1.65%	36.42%	to	36.76%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2025	16	$ 48.076	to	$ 50.877	$ 811	0.00%	1.40% to 1.65%	4.56%	to	4.82%
2024	16	$ 45.980	to	$ 48.537	$ 796	0.00%	1.40% to 1.65%	11.79%	to	12.07%
2023	22	$ 41.132	to	$ 43.310	$ 931	0.00%	1.40% to 1.65%	11.01%	to	11.28%
2022	25	$ 37.054	to	$ 38.919	$ 964	0.00%	1.40% to 1.65%	-16.32%	to	-16.11%
2021	27	$ 44.278	to	$ 46.391	$ 1,236	0.00%	1.40% to 1.65%	28.48%	to	28.80%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2025	125	$ 52.059	to	$ 54.548	$ 6,827	0.00%	1.40% to 1.65%	19.21%	to	19.51%
2024	130	$ 43.669	to	$ 45.643	$ 5,913	0.03%	1.40% to 1.65%	31.25%	to	31.58%
2023	128	$ 33.272	to	$ 34.688	$ 4,418	0.25%	1.40% to 1.65%	30.95%	to	31.27%
2022	144	$ 25.409	to	$ 26.425	$ 3,785	0.26%	1.40% to 1.65%	-27.69%	to	-27.51%
2021	150	$ 35.139	to	$ 36.452	$ 5,451	0.03%	1.40% to 1.65%	25.43%	to	25.74%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2025	63	$ 14.597	to	$ 15.295	$ 968	2.98%	1.40% to 1.65%	7.52%	to	7.79%
2024	76	$ 13.576	to	$ 14.190	$ 1,072	3.36%	1.40% to 1.65%	2.48%	to	2.74%
2023	75	$ 13.247	to	$ 13.811	$ 1,030	4.03%	1.40% to 1.65%	5.89%	to	6.16%
2022	79	$ 12.510	to	$ 13.010	$ 1,026	1.97%	1.40% to 1.65%	-13.69%	to	-13.48%
2021	86	$ 14.495	to	$ 15.037	$ 1,284	0.75%	1.40% to 1.65%	1.34%	to	1.59%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2025	9	$ 17.642	to	$ 18.485	$ 155	2.81%	1.40% to 1.65%	8.45%	to	8.73%
2024	14	$ 16.267	to	$ 17.002	$ 227	3.39%	1.40% to 1.65%	3.42%	to	3.68%
2023	11	$ 15.729	to	$ 16.399	$ 176	3.68%	1.40% to 1.65%	7.30%	to	7.57%
2022	12	$ 14.658	to	$ 15.244	$ 176	2.00%	1.40% to 1.65%	-15.07%	to	-14.86%
2021	11	$ 17.260	to	$ 17.905	$ 197	0.65%	1.40% to 1.65%	3.87%	to	4.13%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2025	30	$ 19.069	to	$ 19.981	$ 586	2.78%	1.40% to 1.65%	9.83%	to	10.10%
2024	31	$ 17.363	to	$ 18.147	$ 551	3.02%	1.40% to 1.65%	4.46%	to	4.72%
2023	31	$ 16.621	to	$ 17.329	$ 539	3.40%	1.40% to 1.65%	8.84%	to	9.11%
2022	31	$ 15.272	to	$ 15.882	$ 488	1.83%	1.40% to 1.65%	-16.18%	to	-15.97%
2021	42	$ 18.220	to	$ 18.901	$ 783	0.85%	1.40% to 1.65%	5.64%	to	5.90%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2025	153	$ 20.162	to	$ 21.126	$ 3,236	2.49%	1.40% to 1.65%	11.15%	to	11.42%
2024	169	$ 18.140	to	$ 18.960	$ 3,208	2.59%	1.40% to 1.65%	5.63%	to	5.90%
2023	192	$ 17.173	to	$ 17.904	$ 3,436	3.00%	1.40% to 1.65%	10.39%	to	10.67%
2022	206	$ 15.557	to	$ 16.178	$ 3,327	1.86%	1.40% to 1.65%	-17.34%	to	-17.13%
2021	230	$ 18.820	to	$ 19.523	$ 4,495	0.80%	1.40% to 1.65%	7.48%	to	7.74%

33

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2025	19	$ 22.225	to	$ 23.288	$ 452	2.15%	1.40% to 1.65%	12.37%	to	12.65%
2024	24	$ 19.779	to	$ 20.673	$ 495	2.44%	1.40% to 1.65%	6.50%	to	6.77%
2023	32	$ 18.572	to	$ 19.363	$ 623	2.58%	1.40% to 1.65%	11.48%	to	11.75%
2022	36	$ 16.661	to	$ 17.326	$ 622	1.90%	1.40% to 1.65%	-18.00%	to	-17.79%
2021	42	$ 20.318	to	$ 21.077	$ 887	0.78%	1.40% to 1.65%	8.74%	to	9.01%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2025	59	$ 23.297	to	$ 24.411	$ 1,441	2.16%	1.40% to 1.65%	13.28%	to	13.56%
2024	61	$ 20.566	to	$ 21.495	$ 1,312	1.91%	1.40% to 1.65%	7.34%	to	7.61%
2023	86	$ 19.160	to	$ 19.976	$ 1,716	2.29%	1.40% to 1.65%	12.59%	to	12.87%
2022	95	$ 17.018	to	$ 17.698	$ 1,675	1.78%	1.40% to 1.65%	-18.44%	to	-18.24%
2021	99	$ 20.865	to	$ 21.645	$ 2,141	0.83%	1.40% to 1.65%	10.24%	to	10.51%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2025	14	$ 30.525	to	$ 31.745	$ 444	1.97%	1.40% to 1.65%	14.51%	to	14.80%
2024	15	$ 26.656	to	$ 27.652	$ 416	1.46%	1.40% to 1.65%	8.94%	to	9.21%
2023	18	$ 24.469	to	$ 25.319	$ 458	1.66%	1.40% to 1.65%	14.63%	to	14.91%
2022	25	$ 21.346	to	$ 22.033	$ 559	1.55%	1.40% to 1.65%	-19.23%	to	-19.03%
2021	34	$ 26.428	to	$ 27.211	$ 916	0.84%	1.40% to 1.65%	13.29%	to	13.58%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2025	22	$ 33.196	to	$ 34.522	$ 762	1.54%	1.40% to 1.65%	16.51%	to	16.80%
2024	22	$ 28.493	to	$ 29.557	$ 651	1.17%	1.40% to 1.65%	10.95%	to	11.23%
2023	25	$ 25.680	to	$ 26.573	$ 656	1.20%	1.40% to 1.65%	16.68%	to	16.97%
2022	32	$ 22.010	to	$ 22.718	$ 717	1.41%	1.40% to 1.65%	-19.74%	to	-19.54%
2021	31	$ 27.424	to	$ 28.236	$ 881	0.63%	1.40% to 1.65%	15.57%	to	15.86%

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2025	15	$ 34.067	to	$ 35.428	$ 548	1.26%	1.40% to 1.65%	17.57%	to	17.87%
2024	15	$ 28.975	to	$ 30.058	$ 452	0.98%	1.40% to 1.65%	11.66%	to	11.95%
2023	17	$ 25.948	to	$ 26.850	$ 463	1.30%	1.40% to 1.65%	17.24%	to	17.53%
2022	16	$ 22.133	to	$ 22.846	$ 370	1.48%	1.40% to 1.65%	-19.78%	to	-19.58%
2021	21	$ 27.592	to	$ 28.409	$ 591	0.71%	1.40% to 1.65%	15.61%	to	15.90%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2025	27	$ 34.115	to	$ 35.478	$ 950	1.21%	1.40% to 1.65%	17.54%	to	17.84%
2024	28	$ 29.023	to	$ 30.108	$ 840	1.02%	1.40% to 1.65%	11.68%	to	11.96%
2023	35	$ 25.989	to	$ 26.892	$ 939	1.23%	1.40% to 1.65%	17.25%	to	17.54%
2022	36	$ 22.166	to	$ 22.879	$ 832	1.44%	1.40% to 1.65%	-19.80%	to	-19.60%
2021	33	$ 27.638	to	$ 28.457	$ 926	0.85%	1.40% to 1.65%	15.59%	to	15.88%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2025	368	$ 14.104	to	$ 14.595	$ 5,362	2.74%	1.40% to 1.65%	7.25%	to	7.52%
2024	401	$ 13.151	to	$ 13.575	$ 5,439	2.52%	1.40% to 1.65%	4.34%	to	4.61%
2023	474	$ 12.604	to	$ 12.977	$ 6,151	0.26%	1.40% to 1.65%	7.32%	to	7.59%
2022	539	$ 11.744	to	$ 12.061	$ 6,499	17.90%	1.40% to 1.65%	-13.29%	to	-13.07%
2021	558	$ 13.543	to	$ 13.875	$ 7,734	1.09%	1.40% to 1.65%	6.80%	to	7.06%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2025	734	$ 15.490	to	$ 16.028	$ 11,770	2.45%	1.40% to 1.65%	8.55%	to	8.82%
2024	803	$ 14.270	to	$ 14.729	$ 11,821	2.32%	1.40% to 1.65%	5.81%	to	6.07%
2023	926	$ 13.486	to	$ 13.885	$ 12,851	0.37%	1.40% to 1.65%	8.62%	to	8.89%
2022	1156	$ 12.416	to	$ 12.751	$ 14,746	14.74%	1.40% to 1.65%	-14.77%	to	-14.55%
2021	1266	$ 14.567	to	$ 14.923	$ 18,890	1.14%	1.40% to 1.65%	9.24%	to	9.52%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2025	385	$ 15.823	to	$ 16.374	$ 6,306	2.08%	1.40% to 1.65%	9.83%	to	10.10%
2024	447	$ 14.408	to	$ 14.871	$ 6,639	2.15%	1.40% to 1.65%	5.94%	to	6.20%
2023	514	$ 13.600	to	$ 14.003	$ 7,195	0.43%	1.40% to 1.65%	9.33%	to	9.61%
2022	644	$ 12.439	to	$ 12.775	$ 8,224	7.82%	1.40% to 1.65%	-15.13%	to	-14.92%
2021	709	$ 14.657	to	$ 15.016	$ 10,638	1.00%	1.40% to 1.65%	10.75%	to	11.03%

American Funds Capital World Bond Fund - Class 2 Shares
2025	9	$ 9.006	to	$ 9.227	$ 85	2.98%	1.40% to 1.65%	7.60%	to	7.87%
2024	9	$ 8.370	to	$ 8.554	$ 79	2.10%	1.40% to 1.65%	-4.64%	to	-4.40%
2023	9	$ 8.777	to	$ 8.947	$ 83	0.00%	1.40% to 1.65%	4.41%	to	4.67%
2022	24	$ 8.407	to	$ 8.548	$ 208	0.28%	1.40% to 1.65%	-19.04%	to	-18.84%
2021	38	$ 10.384	to	$ 10.532	$ 398	1.69%	1.40% to 1.65%	-6.48%	to	-6.24%

American Funds Global Growth Fund - Class 2 Shares
2025	167	$ 27.715	to	$ 28.393	$ 4,731	1.62%	1.40% to 1.65%	19.64%	to	19.94%
2024	132	$ 23.166	to	$ 23.674	$ 3,119	1.68%	1.40% to 1.65%	11.81%	to	12.09%
2023	110	$ 20.720	to	$ 21.120	$ 2,328	0.91%	1.40% to 1.65%	20.60%	to	20.90%
2022	116	$ 17.180	to	$ 17.469	$ 2,026	0.70%	1.40% to 1.65%	-25.97%	to	-25.78%
2021	108	$ 23.206	to	$ 23.537	$ 2,531	0.34%	1.40% to 1.65%	14.52%	to	14.80%

American Funds New World Fund® - Class 2 Shares
2025	12	$ 20.414	to	$ 20.914	$ 260	1.10%	1.40% to 1.65%	26.20%	to	26.51%
2024	15	$ 16.177	to	$ 16.531	$ 240	1.38%	1.40% to 1.65%	4.80%	to	5.06%
2023	17	$ 15.436	to	$ 15.735	$ 265	1.50%	1.40% to 1.65%	14.10%	to	14.39%
2022	16	$ 13.528	to	$ 13.756	$ 223	1.30%	1.40% to 1.65%	-23.37%	to	-23.18%
2021	18	$ 17.653	to	$ 17.905	$ 315	0.89%	1.40% to 1.65%	3.20%	to	3.46%

34

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Funds Growth-Income Fund - Class 2 Shares
2025	101	$ 30.595	to	$ 31.344	$ 3,178	0.95%	1.40% to 1.65%	16.13%	to	16.42%
2024	91	$ 26.345	to	$ 26.923	$ 2,454	1.17%	1.40% to 1.65%	22.18%	to	22.49%
2023	90	$ 21.563	to	$ 21.980	$ 1,970	1.39%	1.40% to 1.65%	24.08%	to	24.39%
2022	93	$ 17.378	to	$ 17.670	$ 1,648	1.34%	1.40% to 1.65%	-17.86%	to	-17.65%
2021	83	$ 21.156	to	$ 21.458	$ 1,770	1.22%	1.40% to 1.65%	22.07%	to	22.37%

American Funds Capital Income Builder® - Class 2 Shares
2025	18	$ 17.041	to	$ 17.458	$ 323	2.90%	1.40% to 1.65%	18.44%	to	18.74%
2024	19	$ 14.387	to	$ 14.703	$ 276	3.24%	1.40% to 1.65%	8.37%	to	8.65%
2023	23	$ 13.276	to	$ 13.533	$ 309	2.82%	1.40% to 1.65%	7.24%	to	7.50%
2022	25	$ 12.380	to	$ 12.588	$ 320	2.83%	1.40% to 1.65%	-8.65%	to	-8.42%
2021	27	$ 13.552	to	$ 13.745	$ 373	2.80%	1.40% to 1.65%	13.06%	to	13.35%

American Funds Asset Allocation Fund - Class 2 Shares
2025	25	$ 21.084	to	$ 21.601	$ 547	2.11%	1.40% to 1.65%	13.96%	to	14.24%
2024	23	$ 18.502	to	$ 18.908	$ 428	2.17%	1.40% to 1.65%	14.52%	to	14.81%
2023	26	$ 16.157	to	$ 16.469	$ 419	2.10%	1.40% to 1.65%	12.40%	to	12.69%
2022	30	$ 14.374	to	$ 14.615	$ 432	1.78%	1.40% to 1.65%	-14.82%	to	-14.61%
2021	30	$ 16.874	to	$ 17.115	$ 518	1.58%	1.40% to 1.65%	13.22%	to	13.50%

American Funds Managed Risk Growth Fund - Class P2 Shares
2025	834	$ 26.398	to	$ 27.044	$ 22,561	1.28%	1.40% to 1.65%	11.55%	to	11.83%
2024	1128	$ 23.664	to	$ 24.182	$ 27,272	0.46%	1.40% to 1.65%	21.46%	to	21.77%
2023	1470	$ 19.482	to	$ 19.859	$ 29,198	0.58%	1.40% to 1.65%	21.49%	to	21.79%
2022	1705	$ 16.036	to	$ 16.306	$ 27,804	1.34%	1.40% to 1.65%	-26.10%	to	-25.92%
2021	1723	$ 21.701	to	$ 22.011	$ 37,918	0.56%	1.40% to 1.65%	11.04%	to	11.32%

American Funds Managed Risk International Fund - Class P2 Shares
2025	281	$ 11.552	to	$ 11.835	$ 3,323	1.29%	1.40% to 1.65%	13.21%	to	13.49%
2024	342	$ 10.205	to	$ 10.428	$ 3,565	1.28%	1.40% to 1.65%	-2.09%	to	-1.85%
2023	355	$ 10.423	to	$ 10.624	$ 3,776	1.54%	1.40% to 1.65%	4.48%	to	4.74%
2022	433	$ 9.976	to	$ 10.143	$ 4,388	3.14%	1.40% to 1.65%	-16.92%	to	-16.71%
2021	467	$ 12.007	to	$ 12.178	$ 5,688	0.55%	1.40% to 1.65%	-5.70%	to	-5.46%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2025	552	$ 15.971	to	$ 16.362	$ 9,035	1.87%	1.40% to 1.65%	8.85%	to	9.12%
2024	636	$ 14.674	to	$ 14.995	$ 9,541	1.64%	1.40% to 1.65%	12.11%	to	12.39%
2023	797	$ 13.089	to	$ 13.342	$ 10,631	1.93%	1.40% to 1.65%	7.94%	to	8.20%
2022	1018	$ 12.127	to	$ 12.330	$ 12,551	4.15%	1.40% to 1.65%	-10.64%	to	-10.42%
2021	1211	$ 13.571	to	$ 13.765	$ 16,670	1.64%	1.40% to 1.65%	15.20%	to	15.49%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2025	491	$ 19.932	to	$ 20.420	$ 10,020	2.04%	1.40% to 1.65%	9.36%	to	9.63%
2024	608	$ 18.227	to	$ 18.626	$ 11,324	1.44%	1.40% to 1.65%	15.75%	to	16.04%
2023	783	$ 15.747	to	$ 16.051	$ 12,560	1.38%	1.40% to 1.65%	14.01%	to	14.29%
2022	974	$ 13.812	to	$ 14.044	$ 13,683	1.93%	1.40% to 1.65%	-18.29%	to	-18.08%
2021	1053	$ 16.903	to	$ 17.144	$ 18,051	1.13%	1.40% to 1.65%	13.17%	to	13.45%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2025	562	$ 16.777	to	$ 17.188	$ 9,659	2.56%	1.40% to 1.65%	9.84%	to	10.12%
2024	653	$ 15.274	to	$ 15.608	$ 10,190	1.92%	1.40% to 1.65%	12.74%	to	13.02%
2023	780	$ 13.548	to	$ 13.810	$ 10,772	1.85%	1.40% to 1.65%	8.43%	to	8.70%
2022	975	$ 12.494	to	$ 12.704	$ 12,383	2.17%	1.40% to 1.65%	-15.37%	to	-15.16%
2021	1122	$ 14.764	to	$ 14.975	$ 16,796	1.34%	1.40% to 1.65%	10.66%	to	10.94%

a The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

b The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

c These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

d These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

e During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023. See Footnote 1 for further information.

f During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024. See Footnote 1 for further information.

g These funds were first offered on October 13, 2025. As such, only one year of activity is reflected. See Footnote 1 for further information.

35

Report of Independent Registered Public Accounting Firm
The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2025, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Forvis Mazars, LLP
We have served as the Accounts’ auditor since 2016.
Kansas City, Missouri
April 28, 2026

36

KANSAS CITY LIFE INSURANCE COMPANY
A Missouri Corporation
3520 Broadway
Kansas City, MO 64111-2565
Telephone: (816) 753-7000
www.kclife.com
Investor Relations: Craig.Mason@kclife.com
SIC Code: 6311
ANNUAL REPORT
For the Period Ending December 31, 2025
(the "Reporting Period")

The number of shares outstanding of our Common Stock was 9,683,414 as of December 31, 2025 (the end of reporting period)
The number of shares outstanding of our Common Stock was 9,683,414 as of September 30, 2025 (the end of previous reporting period)
Indicate by check mark whether the company is a shell company (as defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934):
Yes: ☐ No: ☒
Indicate by check mark whether the company’s shell status has changed since the previous reporting period:
Yes: ☐ No: ☒
Indicate by check mark whether a Change in Control of the company has occurred over this reporting period:
Yes: ☐ No: ☒

KANSAS CITY LIFE INSURANCE COMPANY

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31,
	2025	2024 [1]
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2025 - $2,469,644; 2024 - $2,568,893)	$2,322,542	$2,350,032
Equity securities, at fair value (cost: 2025 - $519; 2024 - $1,084)	514	819
Mortgage loans (net of allowance for credit losses: 2025 - $1,239; 2024 - $1,416)	548,797	575,068
Real estate	94,331	96,867
Policy loans	87,742	84,913
Short-term investments	132,126	64,917
Other investments	63,921	48,825
Total investments	3,249,973	3,221,441

Cash	8,428	8,101
Accrued investment income	29,981	31,147
Market risk benefits asset, at fair value	3,346	3,753
Deferred acquisition costs	254,337	264,528
Reinsurance recoverables (net of allowance for credit losses: 2025 and 2024 - $1,367)	407,810	381,448
Deposit asset on reinsurance	329,485	377,475
Other assets	248,353	233,320
Separate account assets	416,995	413,426
Total assets	$4,948,708	$4,934,639

LIABILITIES
Liability for future policy benefits	$1,341,072	$1,288,727
Policyholder account balances	2,104,373	2,149,721
Market risk benefits liability, at fair value	56	84
Policy and contract claims	57,048	56,227
Other policyholder funds	187,192	189,479
Other liabilities	176,397	188,277
Separate account liabilities	416,995	413,426
Total liabilities	4,283,133	4,285,941

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	903,251	929,435
Accumulated other comprehensive loss	(60,521)	(103,582)
Treasury stock, at cost (2025 and 2024 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	665,575	648,698
Total liabilities and stockholders’ equity	$4,948,708	$4,934,639

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2025	2024 [1]	2023 [1]
REVENUES
Insurance revenues:
Net premiums	$188,954	$196,030	$209,592
Contract charges	125,197	125,135	124,010
Total insurance revenues	314,151	321,165	333,602
Investment revenues:
Net investment income	162,193	164,616	157,641
Net investment gains (losses)	3,202	(676)	62,053
Total investment revenues	165,395	163,940	219,694
Other revenues	5,904	5,698	5,473
Total revenues	485,450	490,803	558,769

BENEFITS AND EXPENSES
Policyholder benefits (including liability remeasurement losses (gains): 2025 - $(1,563); 2024 - $283; 2023 - $(1,727)	246,611	254,715	272,367
Change in market risk benefits	157	(1,807)	(1,824)
Interest credited to policyholder account balances	78,031	78,801	74,311
Amortization of deferred acquisition costs	35,270	37,251	44,392
Operating expenses	157,361	133,999	116,098
Total benefits and expenses	517,430	502,959	505,344

Income (loss) before income tax expense (benefit)	(31,980)	(12,156)	53,425

Income tax expense (benefit)	(11,219)	(2,586)	11,054

NET INCOME (LOSS)	$(20,761)	$(9,570)	$42,371

COMPREHENSIVE INCOME, NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$56,690	$(28,048)	$68,940
Changes in discount rates on the liability for future policy benefits	(19,475)	34,374	(25,109)
Market risk benefits nonperformance risk gain (loss)	(176)	(835)	(1,258)
Benefit plan obligations	6,022	7,262	5,844
Other comprehensive income	43,061	12,753	48,417

COMPREHENSIVE INCOME	$22,300	$3,183	$90,788

Basic and diluted earnings per share:
Net income (loss)	$(2.14)	$(0.99)	$4.38

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31,
	2025	2024 [1]	2023 [1]

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	929,435	944,428	910,438
Net income (loss)	(20,761)	(9,570)	42,371
Stockholder dividends (2025, 2024, and 2023 - $0.56 per share)	(5,423)	(5,423)	(5,423)
Cumulative effect of adoption of new accounting principle - ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments	—	—	(562)
Cumulative effect of adoption of new accounting principle - ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts	—	—	(2,396)
End of year	903,251	929,435	944,428

ACCUMULATED OTHER COMPREHENSIVE LOSS
Beginning of year	(103,582)	(116,335)	(241,590)
Other comprehensive income	43,061	12,753	48,417
Cumulative effect of adoption of new accounting principle - ASU No. 2018-12	—	—	76,838
End of year	(60,521)	(103,582)	(116,335)

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$665,575	$648,698	$650,938

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2025	2024 [1]	2023 [1]
OPERATING ACTIVITIES
Net income (loss)	$(20,761)	$(9,570)	$42,371
Adjustments to reconcile net income (loss) to net cash used from operating activities:
Amortization of investment premium and discount	66	1,259	1,954
Depreciation and amortization	3,959	4,228	6,008
Acquisition costs capitalized	(25,079)	(21,973)	(23,759)
Amortization of deferred acquisition costs	35,270	37,251	44,392
Net investment losses (gains)	(3,202)	676	(62,053)
Changes in assets and liabilities:
Reinsurance recoverables	(26,362)	6,599	(21,217)
Liability for future policy benefits	27,694	15,046	43,884
Policyholder account balances	(93,222)	(80,198)	(91,056)
Income taxes payable and deferred	(13,965)	(21,967)	1,385
Other, net	(14,950)	10,280	7,554
Net cash used	(130,552)	(58,369)	(50,537)

INVESTING ACTIVITIES
Purchases or contributions:
Fixed maturity securities	(286,519)	(240,556)	(335,463)
Mortgage loans	(31,758)	(39,545)	(23,539)
Real estate	(2,279)	(1,425)	(2,454)
Policy loans	(4,746)	(3,746)	(3,531)
Other investments	(20,618)	(26,798)	(10,861)
Property and equipment	(261)	(1,306)	(916)
Sales or maturities, calls, principal paydowns, and distributions:
Fixed maturity securities	383,626	200,257	265,130
Equity securities	304	—	—
Mortgage loans	58,205	56,970	62,799
Real estate	442	570	68,739
Policy loans	1,915	2,857	2,246
Other investments	13,710	13,066	8,299
Property and equipment	216	—	20
Net sales (purchases) of short-term investments	(67,209)	26,651	(33,071)
Net cash provided (used)	45,028	(13,005)	(2,602)

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2025	2024 [1]	2023 [1]
FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$196,638	$190,546	$195,571
Receipts from funding agreements	20,000	20,000	—
Withdrawals	(181,139)	(185,834)	(203,536)
Change in deposit asset on reinsurance, net	61,027	56,583	81,524
Net transfers from separate accounts	1,499	721	2,678
Change in other deposits	(6,751)	(6,813)	(15,748)
Cash dividends to stockholders	(5,423)	(5,423)	(5,423)
Net cash provided	85,851	69,780	55,066

Increase (decrease) in cash	327	(1,594)	1,927
Cash at beginning of year	8,101	9,695	7,768
Cash at end of year	$8,428	$8,101	$9,695

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Non-Cash Activity
The Company entered into a modified coinsurance/coinsurance reinsurance transaction during the second quarter of 2025.  For additional information, please see Note 18 - Reinsurance.
In the second quarter of 2025, the Company accrued $45.0 million in Other Liabilities in the Consolidated Balance Sheets related to the settlement of class action lawsuits.  For additional information, please see Note 25 - Contingent Liabilities.
There was no material non-cash activity during 2024.
In 2023, we had a non-cash investing transaction that consisted of a transfer of $4.7 million of land from real estate to real estate joint ventures.  We also had a non-cash investing transaction that consisted of a sale of real estate in exchange, in part, for a commercial mortgage loan of $38.5 million.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financials

1. Nature of Operations

Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the management of the organization in relation to the nature of the products and services offered.  For additional information on our segments, please see Note 21 - Segment Information.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and in addition to the recast of prior period amounts discussed in the following paragraph, certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Effective January 1, 2025, we adopted Accounting Standards Update (ASU) No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts, which revises the measurement models and disclosure requirements for long-duration contracts.  This guidance was applied with a transition date of January 1, 2023.  Accordingly, the results for 2023 and 2024 have been recast throughout this report and are presented under this guidance.  For additional information, please see Note 2 - New Accounting Pronouncements.

Business Changes
There were no significant business changes during 2025 or 2024.

Current Economic Environment
As of December 31, 2025, the U.S. economy remains in a state of cautious transition.  Inflation has remained persistently above the Federal Reserve's 2% target, exhibiting significant stagnation in the back half of the year.  The inflationary impact of expanded tariffs has been partially offset by weakened global demand and further diversification of supply chains, preventing a significant resurgence in consumer prices.
The Federal Reserve implemented an additional 25 basis point cut in December 2025, bringing the federal funds target range to 3.75% to 4.00% to close out the year.  This shift reflects a central bank increasingly focused on supporting the "full employment" side of its dual mandate.  The labor market has transitioned from the rapid expansion seen in late 2024 to a more balanced state; while unemployment has ticked up slightly, layoffs remain historically low, and hiring continues to be led by the service and public sectors.
The AI-driven expansion continues to provide a meaningful tailwind to economic growth, as substantial capital expenditures in semiconductor production and digital infrastructure bolster industrial activity.  These investments helped propel equity markets to successive all-time highs in 2025, and are beginning to translate into modest, measurable productivity improvements.
However, the high-rate environment, although recently eased, continues to weigh on interest-rate-sensitive sectors, notably commercial real estate, where office vacancy rates remain elevated. While higher reinvestment yields benefit new investments, the value of existing fixed income holdings remains under pressure.  Prolonged tight monetary policy and rising trade tensions pose downside risks to growth and increase the potential for asset impairments and credit defaults.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of certain assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of certain revenue and expenses during the period.
These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include determinations of fair values of invested assets, deferred income taxes, goodwill, policyholder account balances, liability for future policy benefits, market risk benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2025
ASU No. 2023-09
In December 2023, the Financial Accounting Standards Board  (FASB) issued ASU No. 2023-09 Improvements to Income Tax Disclosures.  This update requires public business entities to disclose specific categories in the income tax rate reconciliation and provide information for reconciling items that meet a quantitative threshold on an annual basis.  The amendments also require entities to disclose information regarding income taxes paid on an annual basis.  Furthermore, this update requires additional disclosures and eliminates specific previously-required disclosures, most of which are not appliable to the Company.  The pronouncement is effective for annual periods beginning on January 1, 2025 for calendar-year-end public business entities.  This update does not impact our earnings or financial position as the pronouncement only impacts disclosures.  We adopted this guidance prospectively on January 1, 2025, and the disclosures are presented in Note 15 - Income Taxes.
ASU No. 2018-12
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows for long-duration contracts at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.
•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.
•
It expands the required disclosures for long-duration contracts.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs and other balances amortized on a similar basis.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
We adopted this guidance effective January 1, 2025, with a transition date of January 1, 2023.  This guidance impacts deferred acquisition costs, reinsurance recoverables, value of business acquired, intangible assets, liability for future policy benefits, and deferred revenue liabilities on a modified retrospective basis.  Those balances were recast to conform to ASU No. 2018-12 on January 1, 2023.  We adopted a full retrospective transition approach for market risk benefits.  There were no transition date impacts for market risk benefits.
Upon adoption of ASU No. 2018-12, we removed the adjustments that were previously recorded in accumulated other comprehensive income (loss) for the impact of unrealized gains and losses on certain items as described in the preceding paragraph.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the transition date impacts for stockholders' equity, including the corresponding impact to deferred taxes.  The transition date impacts resulted in a decrease of $2.4 million to Retained Earnings and a decrease of $76.8 million to Accumulated Other Comprehensive Loss.
	Retained Earnings	Accumulated Other Comprehensive Loss
Pre-adoption balance, at December 31, 2022	$910,438	$(241,590)
Market risk benefits asset	(2,800)	2,800
Deferred acquisition costs	—	(25,486)
Reinsurance recoverables	392	(34,263)
Value of business acquired	—	(8,884)
Deferred tax asset	637	(20,425)
Liability for future policy benefits	(13)	150,595
Market risk benefits liability	(612)	612
Other policyholder funds	—	10,668
Other liabilities	—	1,221
Post-adoption balance, at January 1, 2023	$908,042	$(164,752)
For market risk benefits, the transition adjustment to accumulated other comprehensive loss relates to the cumulative effect of changes in the instrument-specific credit risk between contract issue date and transition date.  In aggregate, the credit spreads applied to the risk-free rate increased from contract inception to the transition date, which had a positive impact on stockholders’ equity.
For deferred acquisition costs, value of business acquired, and other policyholder funds, the Company removed amounts previously recorded in accumulated other comprehensive loss for the effect of unrealized investment gains and losses.
For liability for future policy benefits and other liabilities, the transition adjustment to retained earnings relates to instances where net premiums exceed gross premiums resulting in reserves being increased to eliminate the premium deficiency.  The transition adjustment related to accumulated other comprehensive loss represents the effect of the requirement to discount liabilities for future policy benefits.
For reinsurance, the adjustments to both retained earnings and accumulated other comprehensive loss were made to align the measurement of reinsurance recoverables with the related liability for future policy benefits.
The following table presents the transition date impacts for market risk benefits.
	Asset	Liability
Pre-adoption balance, at December 31, 2022	$—	$—
Reclassification of GMDB from other policyholder funds	—	161
Reclassification of GMWB from other policyholder funds	3,056	208
Post-adoption balance, at January 1, 2023	$3,056	$369

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the transition date impacts for deferred acquisition costs.
	Traditional Life	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Pre-adoption balance, at December 31, 2022	$172,444	$96,056	$29,771	$19,768	$9,505	$327,544
Other impacts	3,179	(4,798)	—	—	—	(1,619)
Removal of related amounts in AOCI	—	(15,647)	(869)	(7,819)	(1,151)	(25,486)
Post-adoption balance, at January 1, 2023	$175,623	$75,611	$28,902	$11,949	$8,354	$300,439
The following table presents the transition date impacts for reinsurance recoverables.
Pre-adoption balance, at December 31, 2022	$402,323
Effect of capping and flooring	392
Effect of changes in discount rate assumptions	(34,263)
Post-adoption balance, at January 1, 2023	$368,452
The following table presents the transition date impacts for value of business acquired.
	Traditional Life	Universal Life	Total
Pre-adoption balance, at December 31, 2022	$5,852	$12,608	$18,460
Removal of related amounts in AOCI	—	(8,884)	(8,884)
Post-adoption balance, at January 1, 2023	$5,852	$3,724	$9,576
The following table presents the transition date impacts for deferred tax asset.
Pre-adoption balance, at December 31, 2022	$47,681
Tax impact of retained earnings adjustments	637
Tax impact of AOCI adjustments	(20,425)
Post-adoption balance, at January 1, 2023	$27,893
The following table presents the transition date impacts for the liability for future policy benefits.
Pre-adoption balance, at December 31, 2022	$1,388,924
Effect of capping and flooring	13
Other impacts	3,179
Effect of changes in discount rate assumptions	(150,595)
Post-adoption balance, at January 1, 2023	$1,241,521
The following table presents the transition date impacts for the liability for policyholder account balances.
Pre-adoption balance, at December 31, 2022	$2,280,917
Other impacts	(4,798)
Post-adoption balance, at January 1, 2023	$2,276,119

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the transition date impacts for the liability for other policyholder funds.
Pre-adoption balance, at December 31, 2022	$204,788
Reclassification of GMDB to market risk benefits liability	(161)
Reclassification of GMWB to market risk benefits assets	3,056
Reclassification of GMWB to market risk benefits liability	(208)
Removal of related amounts in AOCI	(10,668)
Post-adoption balance, at January 1, 2023	$196,807
The following table presents the transition date impacts for other liabilities.
Pre-adoption balance, at December 31, 2022	$160,271
Effect of changes in discount rate assumptions	(1,221)
Post-adoption balance, at January 1, 2023	$159,050
Certain amounts in prior-period financial statements have been recast to conform with the guidance in ASU No. 2018-12.  The following table presents the change to the impacted line items in the Consolidated Balance Sheets.

	December 31, 2024
	As Previously Reported	Increase (Decrease)	As Currently Reported
Market risk benefits asset	$—	$3,753	$3,753
Deferred acquisition costs	302,130	(37,602)	264,528
Reinsurance recoverables	404,191	(22,743)	381,448
Other assets	261,049	(27,729)	233,320
Total assets	5,018,960	(84,321)	4,934,639
Liability for future policy benefits	1,428,386	(139,659)	1,288,727
Policyholder account balances	2,154,596	(4,875)	2,149,721
Market risk benefits liability	—	84	84
Other policyholder funds	195,398	(5,919)	189,479
Other liabilities	189,478	(1,201)	188,277
Total liabilities	4,437,511	(151,570)	4,285,941
Retained earnings	948,985	(19,550)	929,435
Accumulated other comprehensive income (loss)	(190,381)	86,799	(103,582)
Total stockholders' equity	581,449	67,249	648,698
Total liabilities and stockholders' equity	5,018,960	(84,321)	4,934,639

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Certain amounts in prior-period financial statements have been recast to conform with the guidance in ASU No. 2018-12.  The following table presents the change to the impacted line items in the Consolidated Statements of Comprehensive Income.

	Year Ended December 31, 2024			Year Ended December 31, 2023
	As Previously Reported	Increase (Decrease)	As Currently Reported	As Previously Reported	Increase (Decrease)	As Currently Reported
Net premiums	$196,363	$(333)	$196,030	$211,166	$(1,574)	$209,592
Contract charges	124,786	349	125,135	122,587	1,423	124,010
Total revenues	490,787	16	490,803	558,920	(151)	558,769
Policyholder benefits	250,352	4,363	254,715	265,788	6,579	272,367
Change in market risk benefits	—	(1,807)	(1,807)	—	(1,824)	(1,824)
Amortization of deferred acquisition costs	35,255	1,996	37,251	34,359	10,033	44,392
Operating expenses	132,705	1,294	133,999	115,152	946	116,098
Total benefits and expenses	497,113	5,846	502,959	489,610	15,734	505,344
Income (loss) before income tax expense (benefit)	(6,326)	(5,830)	(12,156)	69,310	(15,885)	53,425
Income tax expense (benefit)	(1,361)	(1,225)	(2,586)	14,390	(3,336)	11,054
Net income (loss)	(4,965)	(4,605)	(9,570)	54,920	(12,549)	42,371

Comprehensive income (loss), net of taxes:
Changes in:
Effect of DAC, VOBA, and DRL	3,266	(3,266)	—	(6,055)	6,055	—
Changes in discount rates on the liability for future policy benefits	—	34,374	34,374	—	(25,109)	(25,109)
Market risk benefits nonperformance risk gain (loss)	—	(835)	(835)	—	(1,258)	(1,258)
Other comprehensive income (loss)	(17,520)	30,273	12,753	68,729	(20,312)	48,417
Comprehensive income (loss)	(22,485)	25,668	3,183	123,649	(32,861)	90,788
Basic and diluted net income (loss) per share:	(0.51)	(0.48)	(0.99)	5.67	(1.29)	4.38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Certain amounts in prior-period financial statements have been recast to conform with the guidance in ASU No. 2018-12.  The following table presents the change to the impacted line items in the Consolidated Statements of Cash Flows.

	Year Ended December 31, 2024			Year Ended December 31, 2023
	As Previously Reported	Increase (Decrease)	As Currently Reported	As Previously Reported	Increase (Decrease)	As Currently Reported
Net income (loss)	$(4,965)	$(4,605)	$(9,570)	$54,920	$(12,549)	$42,371
Adjustments to reconcile net income (loss) to net cash used from operating activities:
Acquisition costs capitalized	(21,973)	—	(21,973)	(23,616)	(143)	(23,759)
Amortization of deferred acquisition costs	35,255	1,996	37,251	34,359	10,033	44,392
Changes in assets and liabilities:
Reinsurance recoverables	5,022	1,577	6,599	(8,512)	(12,705)	(21,217)
Liability for future policy benefits	12,631	2,415	15,046	26,831	17,053	43,884
Policyholder account balances	(80,089)	(109)	(80,198)	(91,089)	33	(91,056)
Income taxes payable and deferred	(20,743)	(1,224)	(21,967)	4,722	(3,337)	1,385
Other, net	11,034	(754)	10,280	6,692	862	7,554
Accounting Pronouncements Issued, Not Yet Adopted
In November 2024, the FASB issued ASU No. 2024-03 Disaggregation of Income Statement Expenses.  This update requires disclosure of specified information about certain costs and expenses.  Disclosures are required that provide disaggregated information about prescribed categories underlying relevant income statement expense captions.  A qualitative description is required for amounts remaining in relevant expense captions that are not separately disaggregated quantitatively.  In addition, disclosure of the total amount of selling expenses and an entity's definition of selling expenses are required.  This guidance is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the pronouncement only impacts disclosures.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

3. Significant Accounting Policies
Investments
Valuation of Investments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to several primary sources of investment risk, including: credit, interest rate, and liquidity.  The Company evaluates investments for potential impairments under ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.
Fixed Maturity Securities
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  Unrealized gains or losses are recorded to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.
The Company evaluates securities for credit loss when fair value is less than amortized cost, interest payments are missed, or the security is experiencing other potential credit issues.  The assessment of whether credit losses have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 4 - Investments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
A credit loss is recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income for securities in an unrealized loss position when it is anticipated that the amortized cost, excluding accrued investment income, will not be fully recovered.  When either the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an allowance for credit losses with a corresponding charge recorded in net investment gains (losses).  However, the allowance for credit losses is limited by the amount that the fair value is less than the amortized cost.  If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors is recorded in Other Comprehensive Income (Loss) as an unrealized loss.  The accounting guidance also allows for subsequent improvements to occur.  Accordingly, the recorded value of the security may be increased and the allowance for credit losses may be reduced to an amount not below zero, as improvements occur and unrealized losses decline.
Equity Securities
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized in net investment gains (losses) in the Consolidated Statements of Comprehensive Income.
Mortgage Loans
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, net of an allowance for credit losses.  The allowance for credit losses for mortgage loans is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Credit losses on mortgage loans are recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.  For mortgage loan investments, we use the Weighted Average Remaining Maturity method, which utilizes an average annual charge-off rate applied to the mortgage loan's remaining maturity schedule.  In determining the Company’s expected credit loss, management applies significant judgment to estimate expected lifetime credit losses, including pooling mortgage loans that share similar risk characteristics and past events and current and forecasted economic conditions.  The expected credit loss is calculated based on inputs unique to the individual loan portfolio.  On an ongoing basis, mortgage loans with dissimilar risk characteristics are evaluated individually for credit loss, such as loans with significant declines in credit quality, collateral dependent mortgage loans (for example when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings.  The expected credit loss for mortgage loans evaluated individually are established using specific cash flow assessments.  For example, the expected credit loss for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling costs when foreclosure is probable.
Real Estate
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, land in the process of development, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are either consolidated or recorded using the equity method.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy Loans
Policy loans are carried at their outstanding principal amount.
Short-Term Investments
Short-term investments include cash equivalents and highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Other Investments
Other investments include hedge positions classified as derivatives, alternative investment funds, equity holdings, and mineral rights.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The fair value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in alternative investment funds in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for certain of these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including sales and calls of investment securities, sales of real estate and joint ventures, the change in fair value of equity securities and other investments, impairments, and the change in the allowance for credit losses.
Liability for Future Policy Benefits
The liability for future policy benefits (LFPB) is calculated using annual cohorts, split between limited pay and pay-for-life contracts.  The LFPB is measured using a net premium valuation model.  LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio (NPR) is the portion of gross premiums required to provide for all future benefits.  LFPBs are established using the Company’s current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve.  The calculation of the LFPB utilizes our best estimates of future experience including premium, benefits, and expenses. Expense assumptions include non-level costs, such as termination or settlement costs.  Expense assumptions exclude acquisition costs or costs that are required to be charged to expense as incurred, such as those relating to investments, general administration, policy maintenance, product development, market research, and general overhead.  We use expense assumptions that are locked-in at inception for each cohort.  All other cash flow assumptions used in the measurement of the LFPB are reviewed and updated quarterly and the NPR is recalculated.  The effects of changes in cash flow assumptions impacting the net premium ratio are recognized in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  Each quarter, actual cash flows replace the previously assumed cash flows and the revised net premiums are used to measure the LFPB, with the impacts recognized as remeasurement gains or losses in the Consolidated Statements of Comprehensive Income.

We use an upper-medium grade fixed-income instrument yield Single-A rate for the discount rate.  Changes in the discount rates are recognized in other comprehensive income (loss).
In the event that the present value of future benefits and expenses exceeds the present value of gross premiums for a cohort, the net premium ratio is capped at 100% by increasing the corresponding liability and recognizing an immediate impact through Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The LFPB is never recorded at an amount less than zero for a cohort.
For limited-payment insurance contracts, premiums are paid over a period shorter than the period over which benefits are provided.  Gross premiums received in excess of the net premiums are deferred and recognized as a deferred profit liability (DPL).  The DPL is included within the reserve for LFPB and is amortized into net income based on the amount of the insurance in force for traditional life DPL or in proportion to expected future benefit payments for payout annuities DPL.
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance contracts, fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to deferred acquisition costs, as discussed below.  Interest on policyholder account balances is credited as earned.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The Company has collateralized advance funding agreements with the Federal Home Loan Bank of Des Moines (FHLB) for which the funds are used in an arbitrage program to enhance investment income.  The maximum participation level was $140.0 million with this program at both December 31, 2025 and December 31, 2024.  Total obligations outstanding under these agreements were $140.0 million at December 31, 2025 and $120.0 million at December 31, 2024.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 14 - Debt.
Market Risk Benefits
A market risk benefit (MRB) is a contract or contract feature in a long-duration contract issued by an insurance entity that both protects the contract holder from other-than-nominal capital market risk and exposes the insurance entity to other-than-nominal capital market risk.
We offer a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is a market risk benefit.
We offer guaranteed minimum death benefits (GMDB) on variable annuities.  These benefits guarantee death benefits for specified periods of time, regardless of investment performance, and are market risk benefits.
MRBs are measured at fair value at the individual contract (seriatim basis) level and can be either an asset or a liability.  The MRB assets and liabilities are presented separately on the Consolidated Balance Sheets.  The fair value is calculated using stochastic equity scenarios and a deterministic interest rate scenario.  Changes in fair value of the MRBs are recognized in Change in Market Risk Benefits in the Consolidated Statements of Comprehensive Income.  The portion of the change in fair value related to changes in nonperformance and credit risk are recognized in other comprehensive income (loss).
Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  DAC is amortized on a straight-line individual contract basis over the expected term of the related contracts.  The expected term is reviewed at least annually and changes are recognized in future amortization.  DAC is written off and charged to amortization when a policy terminates.
Value of Business Acquired
Prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, when a new block of business was acquired or when an insurance company was purchased, a portion of the purchase price was allocated to a separately identifiable intangible asset referred to as value of business acquired (VOBA).  VOBA was established as the actuarially determined present value of future gross profits of the business acquired.  VOBA is amortized on a straight-line individual contract basis over the expected term of the related contracts.  VOBA is written off and charged to amortization when a policy terminates.  VOBA is reported as a component of Other Assets in the Consolidated Balance Sheets with related amortization included in Operating Expenses in the Consolidated Statements of Comprehensive Income.
Deferred Revenue Liabilities
Deferred revenue liabilities (DRL) represent the unearned revenue received from contracts as compensation for services to be provided by the Company in future periods.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income as contract charges over the expected life, using the same approach used to amortize DAC.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  Deferred revenue liabilities are included in Other Policyholder Funds in the Consolidated Balance Sheets.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 16 - Retirement Plans for further details.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life.  The goodwill balance was $42.3 million at both December 31, 2025 and December 31, 2024.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2025 or December 31, 2024.  A qualitative assessment is performed to determine whether the existence of events or circumstances leads to a determination that it is more likely than not the fair value of a reporting unit is less than the carrying amount, including goodwill.  If, based on the evaluation, it is determined to be more likely than not that the fair value of a reporting unit is less than the carrying value, then goodwill is tested further for impairment.  The goodwill impairment loss, if any, is measured as the amount by which the carrying amount of a reporting unit, including goodwill, exceeds its fair value.  Subsequent increases in goodwill value are not recognized in the consolidated financial statements.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $13.3 million at December 31, 2025 and $14.7 million at December 31, 2024 and is included in Other Assets in the Consolidated Balance Sheets.  The intangible asset is amortized on a straight-line individual contract basis over the expected term of the related contracts.  The expected term is reviewed at least annually and changes are recognized in future amortization.
Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as from certain reinsurance assumed business.  These revenues consist principally of contract charges, which include but are not limited to maintenance charges, administrative fees, and mortality and expense charges.  See Note 9 - Separate Accounts for further details.
Reinsurance
We enter into traditional indemnity and financial reinsurance agreements with other insurance companies to support sales of selected new products, the profitability of in force business, and manage our statutory capital.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
The Liability for Future Policy Benefits is recorded gross of reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for ceded reinsurance.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, liability for future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
The Company's reinsurance recoverables are financial assets that are subject to credit loss requirements.  Our credit loss analysis includes historical loss information, historical credit rating data, and existing collateral arrangements to estimate expected credit losses over the life of the reinsurance recoverables.  Credit losses on reinsurance recoverables are recognized in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.
We have several large block reinsurance agreements.  See Note 18 - Reinsurance for additional information pertaining to these agreements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2025	2024
Home office complex	$24,314	$24,190
Furniture and equipment	33,152	33,231
	57,466	57,421
Accumulated depreciation	(44,859)	(43,950)
Property and equipment	$12,607	$13,471
Depreciation expense totaled $1.1 million during both 2025 and 2024 and $1.7 million during 2023.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances when received.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return.  Prior to 2024, Grange Life filed a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
4. Investments

Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2025.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$82,703	$250	$4,328	$78,625
Federal agency issued residential mortgage-backed securities	43,315	114	3,698	39,731
Subtotal	126,018	364	8,026	118,356
Corporate obligations	1,806,518	23,272	143,462	1,686,328
Municipal securities	259,756	2,235	16,642	245,349
Asset-backed securities and collateralized loan obligations	274,352	1,049	5,573	269,828
Redeemable preferred stocks	3,000	—	319	2,681
Total	$2,469,644	$26,920	$174,022	$2,322,542
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2024.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$88,911	$25	$6,992	$81,944
Federal agency issued residential mortgage-backed securities	47,284	92	5,408	41,968
Subtotal	136,195	117	12,400	123,912
Corporate obligations	1,899,581	10,572	188,900	1,721,253
Municipal securities	272,927	781	24,203	249,505
Asset-backed securities and collateralized loan obligations	257,190	1,207	5,453	252,944
Redeemable preferred stocks	3,000	—	582	2,418
Total	$2,568,893	$12,677	$231,538	$2,350,032

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating with the percent of total fair value identified.

	December 31, 2025			December 31, 2024
	Amortized Cost	Fair Value	% of Total	Amortized Cost	Fair Value	% of Total
AAA	$ 222,630	$ 216,260	9%	$ 235,895	$ 225,029	10%
AA	515,856	480,733	21%	528,859	481,422	20%
A	850,132	782,755	34%	819,575	732,458	31%
BBB	863,800	826,186	35%	965,332	892,727	38%
Total investment grade	2,452,418	2,305,934	99%	2,549,661	2,331,636	99%
BB	12,883	12,458	1%	17,115	16,457	1%
B and below	4,343	4,150	— %	2,117	1,939	— %
Total below investment grade	17,226	16,608	1%	19,232	18,396	1%
Total	$ 2,469,644	$ 2,322,542	100%	$ 2,568,893	$ 2,350,032	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$76,210	$75,455	$106,455	$106,267
Due after one year through five years	379,918	373,336	447,764	436,647
Due after five years through ten years	606,895	592,129	726,519	682,344
Due after ten years	1,306,028	1,188,920	1,181,165	1,029,711
Securities with variable principal payments	97,593	90,021	103,990	92,645
Redeemable preferred stocks	3,000	2,681	3,000	2,418
Total	$2,469,644	$2,322,542	$2,568,893	$2,350,032

Evaluation of Potential Credit Impairment
The Company assesses current expected credit losses quarterly as defined under ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  For fixed maturity securities in an unrealized loss position, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors.  Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.
We consider relevant facts and circumstances in performing the credit loss evaluation of a security, including but not limited to:
•
The extent to which the fair value is less than amortized cost;
•
The credit rating of the security by a rating agency, including any changes to the rating;
•
Adverse conditions specifically related to the security, the industry, or geographic area, including changes in the financial condition of the issuer of the security and, in the case of an asset-backed debt security, changes in the financial condition of the underlying loan obligors;
•
The payment structure of the security and the likelihood of the issuer being able to make payments in the future; and
•
Failure of the issuer of the security to make scheduled interest and principal payments.

If this evaluation indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security.  If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded through a charge to realized investment gains or losses in the Consolidated Statements of Comprehensive Income, limited by the amount that the fair value is less than the amortized cost basis.  Any unrealized losses that are related to factors other than credit losses are recognized in Accumulated Other Comprehensive Income (Loss) and the change in Other Comprehensive Income (Loss).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Subsequent increases or decreases in the expected cash flow from the specific security may result in corresponding decreases or increases in the allowance which are recognized in realized investment gains or losses.  However, the previously recorded allowance is not reduced to an amount below zero.
When the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any allowance is reversed and the security is written down to the estimated fair value through a charge to realized investment gains or losses.  The Company did not record an allowance for credit losses for fixed maturity securities or record any additions or reductions to an allowance at December 31, 2025 or December 31, 2024.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2025.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$63	$—	$60,220	$4,328	$60,283	$4,328
Federal agency issued residential mortgage-backed securities	1,367	4	32,742	3,694	34,109	3,698
Subtotal	1,430	4	92,962	8,022	94,392	8,026
Corporate obligations	113,571	4,062	954,572	139,400	1,068,143	143,462
Municipal securities	16,830	190	161,544	16,452	178,374	16,642
Asset-backed securities and collateralized loan obligations	10,746	112	84,881	5,461	95,627	5,573
Redeemable preferred stocks	—	—	2,681	319	2,681	319
Total	$142,577	$4,368	$1,296,640	$169,654	$1,439,217	$174,022
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2024.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$15,351	$195	$65,512	$6,797	$80,863	$6,992
Federal agency issued residential mortgage-backed securities	2,096	29	34,491	5,379	36,587	5,408
Subtotal	17,447	224	100,003	12,176	117,450	12,400
Corporate obligations	319,582	9,311	1,064,206	179,589	1,383,788	188,900
Municipal securities	44,402	1,561	150,677	22,642	195,079	24,203
Asset-backed securities and collateralized loan obligations	968	1	86,856	5,452	87,824	5,453
Redeemable preferred stocks	—	—	2,418	582	2,418	582
Total	$382,399	$11,097	$1,404,160	$220,441	$1,786,559	$231,538

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2025	2024
Below cost for less than one year	104	284
Below cost for one year or more and less than three years	80	646
Below cost for three years or more	818	338
Total	1,002	1,268
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2025 and December 31, 2024 are related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2025.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$880,704	$845,892	$34,812
Unrealized losses of 20% or less and greater than 10%	451,322	388,497	62,825
Subtotal	1,332,026	1,234,389	97,637
Unrealized losses greater than 20%:
Investment grade	281,213	204,828	76,385
Below investment grade	—	—	—
Total	$1,613,239	$1,439,217	$174,022
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2024.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$1,071,833	$1,029,391	$42,442
Unrealized losses of 20% or less and greater than 10%	556,516	474,007	82,509
Subtotal	1,628,349	1,503,398	124,951
Unrealized losses greater than 20%:
Investment grade	389,748	283,161	106,587
Below investment grade	—	—	—
Total	$2,018,097	$1,786,559	$231,538

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2025.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$ 101,001	7%	$ 8,058	5%
AA	316,407	22%	38,873	22%
A	528,412	37%	75,881	44%
BBB	482,552	33%	50,524	29%
Total investment grade	1,428,372	99%	173,336	100%
BB	8,024	1%	494	— %
B and below	2,821	— %	192	— %
Total below investment grade	10,845	1%	686	— %
Total	$ 1,439,217	100%	$ 174,022	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2024.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$ 108,788	6%	$ 12,000	5%
AA	360,053	20%	49,933	22%
A	602,399	34%	90,635	39%
BBB	699,427	39%	78,068	34%
Total investment grade	1,770,667	99%	230,636	100%
BB	13,953	1%	724	— %
B and below	1,939	— %	178	— %
Total below investment grade	15,892	1%	902	— %
Total	$ 1,786,559	100%	$ 231,538	100%
We held no non-income producing securities at December 31, 2025 or December 31, 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized loan obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.

2025
	Amortized Cost	Fair Value	Net Unrealized Losses
Structured securities:
Investment grade	$ 273,610	$ 269,146	$ 4,464
Below investment grade	742	682	60
Total structured securities	$ 274,352	$ 269,828	$ 4,524

2024
	Amortized Cost	Fair Value	Net Unrealized Losses
Structured securities:
Investment grade	$ 255,263	$ 251,200	$ 4,063
Below investment grade	1,927	1,744	183
Total structured securities	$ 257,190	$ 252,944	$ 4,246
The following table provides a rollforward of the allowance for credit losses for fixed maturity securities.
	2025	2024	2023
Beginning of year	$—	$—	$—
Additions for credit losses not previously recorded	—	—	540
Additions (reductions) for credit losses recorded in a previous period	—	—	(540)
End of year	$—	$—	$—
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2025	2024	2023
Net unrealized gains (losses)	$(147,102)	$(218,861)	$(183,358)
Deferred income taxes	30,890	45,959	38,504
Total	$(116,212)	$(172,902)	$(144,854)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2025	2024	2023
Gross investment income from invested assets:
Fixed maturity securities	$114,009	$113,397	$104,785
Equity securities	45	67	70
Mortgage loans	26,205	26,037	23,612
Real estate	9,874	11,605	20,384
Policy loans	5,467	5,258	5,473
Short-term investments	2,677	2,588	2,042
Other	3,282	3,561	1,241
Total	161,559	162,513	157,607
Less investment expenses	(12,410)	(12,582)	(16,427)
Net investment income - invested assets	149,149	149,931	141,180
Net investment income - deposit-type reinsurance [1]	13,044	14,685	16,461
Net investment income	$162,193	$164,616	$157,641

Includes investment income from the runoff of the block of deposit-type reinsurance business. See Note 18 - Reinsurance.[1]

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2025	2024	2023
Fixed maturity securities	$(2,077)	$(5,673)	$(6,308)
Equity securities	(1)	(35)	(414)
Mortgage loans	177	165	112
Real estate	(316)	(121)	63,837
Other investments	5,419	4,988	4,826
Net investment gains (losses)	$3,202	$(676)	$62,053

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2025	2024	2023
Gross gains resulting from:
Sales of investment securities	$466	$160	$82
Investment securities called and other	149	80	259
Sales of real estate and joint ventures	42	24	63,926
Total gross gains	657	264	64,267
Gross losses resulting from:
Sales of investment securities	(2,136)	(92)	(6,337)
Intent-to-sell investment securities [1]	—	(4,821)	—
Investment securities called and other	—	(1,000)	(312)
Sales and write downs of real estate	(358)	(145)	(89)
Impairment losses on investment securities	(556)	—	—
Total gross losses	(3,050)	(6,058)	(6,738)
Change in allowance for credit losses:
Mortgage loans	177	165	112
Total change in allowance for credit losses	177	165	112
Net realized/unrealized gains (losses) on:
Equity securities	(1)	(35)	(414)
Other investments [2]	5,419	4,988	4,826
Total net realized/unrealized gains (losses)	5,418	4,953	4,412
Net investment gains (losses)	$3,202	$(676)	$62,053

[1] The Company sold fixed maturity securities subsequent to December 31, 2024, but prior to the date the consolidated financial statements were issued.  These fixed maturity securities were in an unrealized loss position, with no credit loss recognized, at the reporting date.  The securities were sold in 2025 in conjunction with a legal settlement that occurred subsequent to the reporting date that resulted in a change in the Company's intent to sell the securities.

[2] Other investments includes net realized/unrealized gains (losses) from derivatives of: 2025 - $5,466; 2024 - $4,998; 2023 - $4,990.

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2025	2024	2023
Proceeds	$ 135,165	$ 7,829	$ 124,350
The proceeds in 2025 primarily resulted from fixed maturity securities sold in conjunction with class action lawsuits and portfolio repositioning during the year.  The proceeds in 2023 primarily resulted from portfolio repositioning during the year.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Mortgage Loans
Investments in mortgage loans totaled $548.8 million at December 31, 2025, compared to $575.1 million at December 31, 2024.  Our mortgage loans are secured by commercial real estate and are stated at cost, less an allowance for credit losses.  We did not have any premium amortization or discount accretion at December 31, 2025 or December 31, 2024.  We believe this allowance for credit losses is at a level adequate to absorb estimated credit losses.  This allowance was $1.2 million at December 31, 2025 and $1.4 million at December 31, 2024.  Our evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 - Financing Receivables for additional information.
Commercial mortgage loans represented 17% of our total investments at December 31, 2025 and 18% at December 31, 2024.  New commercial loans, including refinanced loans, totaled $33.5 million during 2025 and $40.4 million during 2024.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $1.9 million at both December 31, 2025 and December 31, 2024.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 13 new loans to the portfolio during 2025, and 100% of the total balance of these loans had some amount of recourse requirement.  We added 22 new loans to the portfolio during 2024, and 80% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at both December 31, 2025 and December 31, 2024.  This ratio is based upon the current balance of loans relative to the most current appraisal of value.  Additionally, we may receive fees when borrowers prepay their mortgage loans.
The following table identifies the gross mortgage loan principal outstanding and allowance for credit losses at December 31.
	2025	2024
Principal outstanding	$ 550,036	$ 576,484
Allowance for credit losses	(1,239)	(1,416)
Carrying value	$ 548,797	575,068
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2025	% of Total	2024	% of Total
2025	$ 33,296	6%	$ —	— %
2024	39,309	7%	40,224	7%
2023	72,356	13%	72,992	13%
2022	73,843	13%	82,408	14%
2021	90,800	16%	95,167	17%
2020	82,056	15%	88,834	15%
2019	20,916	4%	23,201	4%
2018	26,785	5%	36,078	6%
2017	30,583	6%	34,531	6%
Prior to 2017	80,092	15%	103,049	18%
Principal outstanding	$ 550,036	100%	$ 576,484	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2025	% of Total	2024	% of Total
Pacific	$ 124,736	23%	$ 132,126	24%
East north central	99,803	18%	105,693	18%
West south central	67,706	12%	71,845	12%
Mountain	63,121	11%	67,942	12%
West north central	56,962	10%	63,144	11%
South Atlantic	54,435	10%	58,907	10%
East south central	36,303	7%	29,646	5%
Middle Atlantic	35,943	7%	37,349	6%
New England	11,027	2%	9,832	2%
Principal outstanding	$ 550,036	100%	$ 576,484	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2025	% of Total	2024	% of Total
Texas	$ 66,566	12%	$ 71,845	12%
Oregon	56,410	10%	57,006	10%
California	52,937	10%	58,824	10%
Ohio	48,904	9%	54,218	9%
Arizona	34,821	6%	32,042	6%
Florida	32,695	6%	34,467	6%
Minnesota	29,002	5%	38,116	7%
All others	228,701	42%	229,966	40%
Principal outstanding	$ 550,036	100%	$ 576,484	100%
The following table identifies mortgage loans by property type at December 31.
	2025	% of Total	2024	% of Total
Industrial	$ 403,914	73%	$ 420,671	73%
Office	69,952	13%	79,896	14%
Retail	32,239	6%	33,823	6%
Other [1]	43,931	8%	42,094	7%
Principal outstanding	$ 550,036	100%	$ 576,484	100%
1  The Other category consists principally of medical and multifamily properties.
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the most recent appraised value at December 31.
	2025	% of Total	2024	% of Total
65% or greater	$ 62,055	11%	$ 94,829	16%
Less than 65%	487,981	89%	481,655	84%
Principal outstanding	$ 550,036	100%	$ 576,484	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced one loan with a total outstanding balance of $1.8 million during the year ended December 31, 2025.  We refinanced two loans with a total outstanding balance of $0.8 million during the year ended December 31, 2024.  None of these refinancings were the result of troubled debt restructuring.  At December 31, 2025 and December 31, 2024, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 24 - Commitments, Regulatory Matters, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2025	2024
Land	$43,973	$43,450
Buildings	88,108	87,614
Less accumulated depreciation	(43,914)	(42,282)
Real estate, commercial	88,167	88,782
Real estate, joint ventures	6,164	8,085
Total	$94,331	$96,867
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  In 2025, we had no real estate sales and in 2024 we had one real estate sale of $0.4 million.
We periodically review our real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  No impairments were recorded during 2025 or 2024.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $35.7 million at December 31, 2025, compared to $34.8 million at December 31, 2024.  We had one non-income producing real estate joint venture with a carrying value of $3.9 million at December 31, 2025, and a carrying value of $5.3 million at December 31, 2024.
Concentrations
We did not hold any investments in a single issuer and its affiliates that exceeded 10% of stockholders' equity at December 31, 2025 or December 31, 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
5. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.  The fair value of investments in certain fixed maturity funds classified as Level 3 investments are calculated through internal matrices using current market conditions for similar securities.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Market Risk Benefits Asset
Market risk benefits asset is recorded at fair value and is categorized as Level 3.  Market risk benefits are measured at fair value at the individual contract, or seriatim basis, level.  The fair value is calculated using stochastic equity scenarios and a deterministic interest rate scenario.  Actuarial and financial market assumptions are used, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair value of deposits with no stated maturity is estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as Level 3.
Market Risk Benefits Liability
Market risk benefits liability is recorded at fair value and is categorized as Level 3.  Market risk benefits are measured at fair value at the individual contract, or seriatim basis, level.  The fair value is calculated using stochastic equity scenarios and a deterministic interest rate scenario.  Actuarial and financial market assumptions are used, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized an external third-party pricing service at both December 31, 2025 and December 31, 2024 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2025, approximately 77% of the carrying value of these investments was from an external pricing service, 23% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2024, approximately 79% of the carrying value of these investments was from an external pricing service, 21% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from the external pricing service for reasonableness and unusual fluctuations, but we generally accept the price identified.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB market risk benefit embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Mortality Table.  The source for risk-free rates is the Treasury (CMT) rate curve.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.

	2025
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$ 9,974	$ 68,651	$ —	$ 78,625
Federal agency issued residential mortgage-backed securities	—	39,731	—	39,731
Subtotal	9,974	108,382	—	118,356
Corporate obligations	—	1,686,328	—	1,686,328
Municipal securities	—	245,349	—	245,349
Asset-backed securities and collateralized loan obligations	—	269,828	—	269,828
Redeemable preferred stocks	—	2,681	—	2,681
Fixed maturity securities	9,974	2,312,568	—	2,322,542
Equity securities	65	449	—	514
Short-term investments	132,126	—	—	132,126
Other investments	—	11,030	280	11,310
Market risk benefits asset	—	—	3,346	3,346
Separate account assets	—	416,995	—	416,995
Total	$ 142,165	$ 2,741,042	$ 3,626	$ 2,886,833

Percent of total	5%	95%	— %	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$ —	$ —	$ 9,990	$ 9,990
Market risk benefits liability	—	—	56	56
Separate account liabilities	—	416,995	—	416,995
Total	$ —	$ 416,995	$ 10,046	$ 427,041

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024 [1]
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$ 12,148	$ 69,796	$ —	$ 81,944
Federal agency issued residential mortgage-backed securities	—	41,968	—	41,968
Subtotal	12,148	111,764	—	123,912
Corporate obligations	—	1,721,253	—	1,721,253
Municipal securities	—	249,505	—	249,505
Asset-backed securities and collateralized loan obligations	—	242,944	10,000	252,944
Redeemable preferred stocks	—	2,418	—	2,418
Fixed maturity securities	12,148	2,327,884	10,000	2,350,032
Equity securities	79	432	308	819
Short-term investments	64,917	—	—	64,917
Other investments	—	9,467	299	9,766
Market risk benefits asset	—	—	3,753	3,753
Separate account assets	—	413,426	—	413,426
Total	$ 77,144	$ 2,751,209	$ 14,360	$ 2,842,713

Percent of total	2%	97%	1%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$ —	$ —	$ 8,114	$ 8,114
Market risk benefits liability	—	—	84	84
Separate account liabilities	—	413,426	—	413,426
Total	$ —	$ 413,426	$ 8,198	$ 421,624

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.

	2025
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Net Market Risk Benefit Liability/(Asset)
Beginning balance	$10,607	$8,114	$(3,669)
Included in earnings	(23)	1,876	157
Included in other comprehensive income (loss)	—	—	222
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—
Issuances	—	—	—
Sales	—	—	—
Other dispositions	(10,304)	—	—
Transfers out of Level 3	—	—	—
Ending balance	$280	$9,990	$(3,290)

	2024 [1]
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Net Market Risk Benefit Liability/(Asset)
Beginning balance	$10,561	$7,634	$(2,919)
Included in earnings	46	480	(1,807)
Included in other comprehensive income (loss)	—	—	1,057
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—
Issuances	—	—	—
Sales	—	—	—
Other dispositions	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$10,607	$8,114	$(3,669)

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
We did not have any transfers between any levels during the years ended December 31, 2025 or December 31, 2024.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables present a summary of fair value estimates for financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.

	2025
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$529,250	$529,250	$548,797
Policy loans	—	—	87,742	87,742	87,742
Other investments	—	8,548	—	8,548	8,548

Liabilities:
Individual and group annuities	—	—	976,058	976,058	1,010,454
Supplementary contracts and annuities without life contingencies	—	—	45,291	45,291	47,770
Policyholder account balances:
Funding agreements	—	141,132	—	141,132	141,132

	2024
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	531008	$531,008	$575,068
Policy loans	—	—	84,913	84,913	84,913
Other investments	—	7,625	—	7,625	7,625

Liabilities:
Individual and group annuities	—	—	1,020,099	1,020,099	1,037,019
Supplementary contracts and annuities without life contingencies	—	—	47,263	47,263	50,915
Policyholder account balances:
Funding agreements	—	120,835	—	120,835	120,835

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
6. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2025	2024
Agent receivables, net (allowance for credit losses: 2025 - $270; 2024 - $274)	$1,720	$1,904
Investment-related financing receivables:
Mortgage loans, net (allowance for credit losses: 2025 - $1,239; 2024 - $1,416)	548,797	575,068
Total financing receivables	$550,517	$576,972
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.

	2025			2024
	Gross Receivables	Allowance for Credit Losses	Net Receivables	Gross Receivables	Allowance for Credit Losses	Net Receivables
Agent specific loans	$302	$128	$174	$461	$159	$302
Other agent receivables	1,688	142	1,546	1,717	115	1,602
Total	$1,990	$270	$1,720	$2,178	$274	$1,904
The following table provides a rollforward of the allowance for credit losses for agent receivables at December 31.
	2025	2024	2023
Beginning of year	$274	192	$198
Additions for credit losses not previously recorded	—	22	—
Additions (reductions) for credit losses recorded in a previous period	(4)	60	(6)
End of year	$270	$274	$192

Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for credit losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2025	2024
Mortgage loans collectively evaluated for impairment	$550,036	$576,484
Mortgage loans individually evaluated for impairment	—	—
Allowance for credit losses	(1,239)	(1,416)
Carrying value	$548,797	$575,068
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due or in nonaccrual status at December 31, 2025 or December 31, 2024.
We had no troubled debt restructurings during 2025 or 2024.
The following table provides a rollforward of the allowance for credit losses for mortgage loans.
	2025	2024	2023
Beginning of year	$1,416	$1,581	$2,753
Provision for adoption of ASU No. 2016-13	—	—	(1,060)
Additions for credit losses not previously recorded	111	138	206
Additions (reductions) for credit losses recorded in a previous period	(288)	(303)	(318)
End of year	$1,239	$1,416	$1,581
The allowance for credit losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for credit losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for credit losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•
Current industry conditions that are affecting the market, including rental and vacancy rates;
•
Perceived market liquidity;
•
Analysis of the markets and sub-markets in which we have mortgage loans;
•
Analysis of industry historical loss and delinquency experience;
•
Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.
Specific mortgage loan level considerations:
•
The payment history of each borrower;
•
Negative reports from property inspectors; and
•
Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•
The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•
The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•
The risk that the performance of the underlying property could deteriorate in the future;
•
The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•
The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•
The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for credit losses and the loan balance is reduced.  In the event that a property is foreclosed, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.  No mortgage loans were foreclosed during any of the years presented.

7. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain alternative investment funds that are classified as VIEs.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of affordable housing VIE investments in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.  Our affordable housing VIE investments did not generate any material tax credits or related amortization for any of the years presented.
Our investments in other real estate VIEs and alternative investment fund VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2025, December 31, 2024, or December 31, 2023.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2025 and December 31, 2024.  The table includes investments in three real estate joint ventures, two affordable housing real estate joint ventures, and twelve alternative investment funds at December 31, 2025.  The table includes investments in three real estate joint ventures, four affordable housing real estate joint ventures, and nine alternative investment funds at December 31, 2024.

	2025		2024
	Carrying Amount	Maximum to Loss Exposure	Carrying Amount	Maximum to Loss Exposure
Real estate joint ventures	$5,372	$19,441	$6,814	$20,010
Affordable housing real estate joint ventures	792	1,269	1,271	2,769
Alternative investment funds	54,472	154,297	47,973	102,879
Total	$60,636	$175,007	$56,058	$125,658
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and alternative investment funds is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2025 and December 31, 2024, we had no equity commitments outstanding to the real estate joint venture VIEs and we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  We had unfunded commitments for additional alternative investment funds of $99.8 million at December 31, 2025 and $54.9 million at December 31, 2024.
The maximum exposure to loss on affordable housing joint ventures included $0.5 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2025, compared to $1.5 million at December 31, 2024.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.  We did not have any recapture events during 2025 or 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
8. Deferred Acquisition Costs, Value of Business Acquired, Deferred Revenue Liability, and Intangible Asset
Deferred Acquisition Costs
The following tables provide the disaggregated balances of and changes in deferred acquisition costs as of and for the years ended December 31.

	2025
	Traditional Life	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$150,673	$72,631	$24,321	$11,382	$5,521	$264,528
Capitalization	18,074	4,946	363	1,699	(3)	25,079
Amortization	(22,654)	(7,190)	(2,510)	(1,864)	(1,052)	(35,270)
Balance, end of year	$146,093	$70,387	$22,174	$11,217	$4,466	$254,337

	2024
	Traditional Life	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$159,874	$74,855	$26,542	$11,671	$6,864	$279,806
Capitalization	14,345	5,562	453	1,610	3	21,973
Amortization	(23,546)	(7,786)	(2,675)	(1,898)	(1,346)	(37,251)
Balance, end of year	$150,673	$72,631	$24,320	$11,383	$5,521	$264,528

	2023
	Traditional Life	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$175,623	$75,612	$28,901	$11,949	$8,354	$300,439
Capitalization	14,738	6,956	544	1,523	(2)	23,759
Amortization	(30,487)	(7,713)	(2,903)	(1,801)	(1,488)	(44,392)
Balance, end of year	$159,874	$74,855	$26,542	$11,671	$6,864	$279,806

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Value of Business Acquired, Deferred Revenue Liability, and Intangible Asset
The following table provides the disaggregated balances of and changes in value of business acquired (VOBA), deferred revenue liability (DRL), and intangible asset as of and for the years ended December 31.

	VOBA		DRL		Intangible Asset
	Traditional Life	Universal Life	Universal Life	Variable Universal Life	Traditional Life	Universal Life
2025:
Balance, beginning of year	$3,781	$2,161	$68,919	$1,638	$3,455	$11,206
Capitalization/unearned revenue	—	—	10,478	138	—	—
Amortization	(821)	(621)	(6,419)	(143)	(396)	(964)
Balance, end of year	$2,960	$1,540	$72,978	$1,633	$3,059	$10,242

2024:
Balance, beginning of year	$4,738	$2,888	$64,999	$1,645	$3,887	$12,261
Capitalization/unearned revenue	—	—	10,532	145	—	—
Amortization	(957)	(727)	(6,612)	(152)	(432)	(1,055)
Balance, end of year	$3,781	$2,161	$68,919	$1,638	$3,455	$11,206

2023:
Balance, beginning of year	$5,852	$3,724	$60,283	$1,673	$4,340	$13,334
Capitalization/unearned revenue	—	—	10,623	139	—	—
Amortization	(1,114)	(836)	(5,907)	(167)	(453)	(1,073)
Balance, end of year	$4,738	$2,888	$64,999	$1,645	$3,887	$12,261

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
9. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $417.0 million at December 31, 2025 and $413.4 million at December 31, 2024, and corresponding Separate Account Liabilities of equal amounts.  Variable universal life and variable annuity assets comprised 38% and 62% of total separate account assets in 2025, compared to 36% and 64% of the total in 2024.  The fixed-rate funds for these policies of $51.7 million at December 31, 2025 and $57.2 million at December 31, 2024 are included in our general account as policyholder account balances.  The liability for future policy benefits for the direct block approximated $0.1 million at both December 31, 2025 and December 31, 2024.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $397.3 million at December 31, 2025 and $361.7 million at December 31, 2024.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $32.7 million at December 31, 2025 and $33.5 million at December 31, 2024 are included in our general account as policyholder account balances.  The liability for future policy benefits for the assumed block approximated $0.5 million at both December 31, 2025 and December 31, 2024.
The following tables provide the disaggregated balances of and changes in separate account liabilities as of and for the years ended December 31.

	2025
	Variable Universal Life	Variable Annuities	Total
Balance, beginning of year	$147,397	$266,029	$413,426
Premiums and deposits	7,520	6,557	14,077
Policy charges	(6,660)	(4,624)	(11,284)
Surrenders and withdrawals	(9,276)	(37,887)	(47,163)
Benefit payments	(2,510)	(4,033)	(6,543)
Investment performance	20,900	34,079	54,979
Net transfers from (to) general account	479	(976)	(497)
Balance, end of year	$157,850	$259,145	$416,995

Cash surrender value [1]	$154,420	$255,894	$410,314

[1] Cash surrender value represents the amount of the contract holder's account balances distributable at the balance sheet date less certain surrender charges.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024
	Variable Universal Life	Variable Annuities	Total
Balance, beginning of year	$136,000	$259,945	$395,945
Premiums and deposits	7,537	8,502	16,039
Policy charges	(6,726)	(4,846)	(11,572)
Surrenders and withdrawals	(10,265)	(35,577)	(45,842)
Benefit payments	(1,672)	(3,149)	(4,821)
Investment performance	22,968	39,855	62,823
Net transfers from (to) general account	(445)	1,299	854
Balance, end of year	$147,397	$266,029	$413,426

Cash surrender value [1]	$142,615	$262,241	$404,856

[1] Cash surrender value represents the amount of the contract holder's account balances distributable at the balance sheet date less certain surrender charges.

	2023
	Variable Universal Life	Variable Annuities	Total
Balance, beginning of year	$123,483	$258,099	$381,582
Premiums and deposits	7,758	7,914	15,672
Policy charges	(6,886)	(4,835)	(11,721)
Surrenders and withdrawals	(9,144)	(39,499)	(48,643)
Benefit payments	(1,208)	(908)	(2,116)
Investment performance	22,684	40,409	63,093
Net transfers from (to) general account	(687)	(1,235)	(1,922)
Balance, end of year	$136,000	$259,945	$395,945

Cash surrender value [1]	$132,400	$255,864	$388,264

[1] Cash surrender value represents the amount of the contract holder's account balances distributable at the balance sheet date less certain surrender charges.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
10. Policyholder Liabilities
Liability for Future Policy Benefits (LFPB)
Future policy benefits are amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the disaggregated balances of and changes in the liability for future policy benefits for the years ended December 31.

	2025
	Traditional Life	Payout Annuities (Life Contingent)	Total
Present value of expected net premiums:

Balance, beginning of year	$1,350,357		$1,350,357
Beginning balance at original discount rate	1,584,434		1,584,434
Effect of actual variances from expected experience	(40,956)		(40,956)
Adjusted beginning of year balance	1,543,478		1,543,478
Issuances	75,813		75,813
Interest accrual	60,465		60,465
Net premiums collected [1]	(134,427)		(134,427)
Ending balance at original discount rate	1,545,329		1,545,329
Effect of changes in discount rate assumptions	(196,951)		(196,951)
Balance, end of year	$1,348,378		$1,348,378

Present value of expected future policy benefits:

Balance, beginning of year	$2,265,414	$227,536	$2,492,950
Beginning balance at original discount rate	2,644,140	247,141	2,891,281
Effect of actual variances from expected experience	(44,588)	(2,991)	(47,579)
Adjusted beginning of year balance	2,599,552	244,150	2,843,702
Issuances	77,895	12,300	90,195
Interest accrual	104,891	9,490	114,381
Benefit payments	(153,401)	(29,068)	(182,469)
Ending balance at original discount rate	2,628,937	236,872	2,865,809
Effect of changes in discount rate assumptions	(314,757)	(12,423)	(327,180)
Balance, end of year	$2,314,180	$224,449	$2,538,629

Net present value of expected net premiums and future policy benefits	965,802	224,449	1,190,251
Other adjustments	88	1	89
Net liability for future policy benefits	965,890	224,450	1,190,340
Less: reinsurance recoverable	(310,977)	—	(310,977)
Net liability for future policy benefits, after reinsurance recoverable	$654,913	$224,450	$879,363

[1] Net premiums collected represent the portion of gross premiums collected from policyholders that is used to fund expected benefit payments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024
	Traditional Life	Payout Annuities (Life Contingent)	Total
Present value of expected net premiums:

Balance, beginning of year	$1,465,392		$1,465,392
Beginning balance at original discount rate	1,642,626		1,642,626
Effect of actual variances from expected experience	(39,226)		(39,226)
Adjusted beginning of year balance	1,603,400		1,603,400
Issuances	62,837		62,837
Interest accrual	62,085		62,085
Net premiums collected [1]	(143,888)		(143,888)
Ending balance at original discount rate	1,584,434		1,584,434
Effect of changes in discount rate assumptions	(234,077)		(234,077)
Balance, end of year	$1,350,357		$1,350,357

Present value of expected future policy benefits:

Balance, beginning of year	$2,400,715	$237,687	$2,638,402
Beginning balance at original discount rate	2,674,901	252,662	2,927,563
Effect of actual variances from expected experience	(39,251)	(293)	(39,544)
Adjusted beginning of year balance	2,635,650	252,369	2,888,019
Issuances	61,729	15,094	76,823
Interest accrual	105,786	10,011	115,797
Benefit payments	(159,025)	(30,333)	(189,358)
Ending balance at original discount rate	2,644,140	247,141	2,891,281
Effect of changes in discount rate assumptions	(378,726)	(19,605)	(398,331)
Balance, end of year	$2,265,414	$227,536	$2,492,950

Net present value of expected net premiums and future policy benefits	915,057	227,536	1,142,593
Other adjustments	1	—	1
Net liability for future policy benefits	915,058	227,536	1,142,594
Less: reinsurance recoverable	(280,634)	—	(280,634)
Net liability for future policy benefits, after reinsurance recoverable	$634,424	$227,536	$861,960

[1] Net premiums collected represent the portion of gross premiums collected from policyholders that is used to fund expected benefit payments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2023
	Traditional Life	Payout Annuities (Life Contingent)	Total
Present value of expected net premiums:

Balance, beginning of year	$1,461,442		$1,461,442
Beginning balance at original discount rate	1,695,667		1,695,667
Effect of actual variances from expected experience	(28,981)		(28,981)
Adjusted beginning of year balance	1,666,686		1,666,686
Issuances	60,625		60,625
Interest accrual	63,755		63,755
Net premiums collected [1]	(148,440)		(148,440)
Ending balance at original discount rate	1,642,626		1,642,626
Effect of changes in discount rate assumptions	(177,234)		(177,234)
Balance, end of year	$1,465,392		$1,465,392

Present value of expected future policy benefits:

Balance, beginning of year	$2,326,303	$230,111	$2,556,414
Beginning balance at original discount rate	2,694,715	253,087	2,947,802
Effect of actual variances from expected experience	(27,890)	(2,068)	(29,958)
Adjusted beginning of year balance	2,666,825	251,019	2,917,844
Issuances	60,183	22,019	82,202
Interest accrual	106,598	9,851	116,449
Benefit payments	(158,705)	(30,227)	(188,932)
Ending balance at original discount rate	2,674,901	252,662	2,927,563
Effect of changes in discount rate assumptions	(274,186)	(14,975)	(289,161)
Balance, end of year	$2,400,715	$237,687	$2,638,402

Net present value of expected net premiums and future policy benefits	935,323	237,687	1,173,010
Other adjustments	—	—	—
Net liability for future policy benefits	935,323	237,687	1,173,010
Less: reinsurance recoverable	(274,405)	—	(274,405)
Net liability for future policy benefits, after reinsurance recoverable	$660,918	$237,687	$898,605

[1] Net premiums collected represent the portion of gross premiums collected from policyholders that is used to fund expected benefit payments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following table provides a reconciliation of the disaggregated net liability for future policy benefits to the amount in the Consolidated Balance Sheets at December 31.
	2025	2024
Traditional Life	$965,890	$915,058
Payout Annuities (Life Contingent)	224,450	227,536
Reclass of Deferred Compensation Payout Annuities (included in Other Liabilities)	(10,810)	(11,019)
Accident and Health	24,204	27,225
Deferred Profit Liability	21,548	20,631
Universal Life Secondary Guarantees	69,378	64,313
Other	46,412	44,983
Total	$1,341,072	$1,288,727
The following table provides the amount of undiscounted expected gross premiums and expected future benefit payments for the years ended December 31.
	2025	2024	2023
Traditional Life:
Expected future benefit payments	$4,413,412	$4,450,866	$4,531,804
Expected future gross premiums	3,507,267	3,565,588	3,643,647

Payout Annuities (Life Contingent):
Expected future benefit payments	$328,520	$342,125	$346,961
The following table provides the amount of revenue in the Consolidated Statements of Comprehensive Income included in the calculation of the liability for future policy benefits for the years ended December 31.
	2025	2024	2023
Traditional Life	$207,953	$217,776	$222,507
The following table provides the amount of interest recognized in the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2025	2024	2023
Traditional Life	$44,428	$43,700	$42,847
Payout Annuities (Life Contingent)	9,490	10,011	9,851
Total	$53,918	$53,711	$52,698
The following tables provide the actual experience and expected experience for mortality and lapses for the years ended December 31.

	2025
	Actual Experience	Expected Experience	Actual to Expected
Mortality: Traditional Life	$ 139,021	$ 159,800	87%
Surrenders: Traditional Life	13,391	14,240	94%
Benefit payments: Payout Annuities (Life Contingent)	28,942	27,221	106%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024
	Actual Experience	Expected Experience	Actual to Expected
Mortality: Traditional Life	$ 145,376	$ 158,777	92%
Surrenders: Traditional Life	12,468	14,020	89%
Benefit payments: Payout Annuities (Life Contingent)	30,179	28,146	107%

	2023
	Actual Experience	Expected Experience	Actual to Expected
Mortality: Traditional Life	$145,294	$156,882	93%
Surrenders: Traditional Life	12,238	13,710	89%
Benefit payments: Payout Annuities (Life Contingent)	30,995	28,816	108%
The following table provides the weighted-average duration in years at December 31.
	2025	2024	2023
Traditional Life	11	12	12
Payout Annuities (Life Contingent)	7	7	7
The following table provides the weighted-average interest rate at December 31.
	2025	2024	2023
Traditional Life:
Interest accretion rate	4.43%	4.23%	4.40%
Current discount rate	5.29%	5.50%	4.99%

Payout Annuities (Life Contingent):
Interest accretion rate	4.01%	4.04%	4.01%
Current discount rate	4.93%	5.29%	4.87%
In the event that the present value of future benefits and expenses exceed the present value of gross premiums for a cohort, the net premium ratio is capped at 100% by increasing the corresponding liability and recognizing an immediate impact through Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The LFPB is never recorded at an amount less than zero for a cohort.  For the years presented, there were certain traditional life cohorts for which net premiums exceeded gross premiums, resulting in a decrease to pretax income of $0.6 million in 2025 and increases to pretax income of less than $0.1 million in 2024 and $0.4 million in 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.
The following tables provide the gross disaggregated balances of and changes in policyholder account balances as of and for the years ended December 31.  Products may contain both separate account and general account fund options.  Accordingly, net amount at risk and cash surrender value reported in the tables relate to the total account balance for each respective product grouping.

	2025
	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$ 1,022,419	$ 31,253	$ 856,758	$ 59,426	$ 1,969,856
Premiums received	101,463	27	60,459	2,602	164,551
Policy charges	(99,858)	(941)	(2,787)	(10)	(103,596)
Surrenders and withdrawals	(48,065)	(2,072)	(107,011)	(9,057)	(166,205)
Benefit payments	(19,411)	(356)	(19,253)	(1,590)	(40,610)
Net transfers from (to) separate accounts	—	512	—	971	1,483
Interest credited	45,993	1,999	26,807	1,821	76,620
Other	3,281	(86)	201	(15)	3,381
Balance, end of year	$ 1,005,822	$ 30,336	$ 815,174	$ 54,148	$ 1,905,480

Weighted-average crediting rate	3.88%	3.65%	3.34%	2.92%	3.60%
Net amount at risk [1]	$ 7,545,785	$ 2,028,068	N/A	N/A	$ 9,573,853
Cash surrender value	$ 969,394	$ 424,206	$ 782,660	$ 465,836	$ 2,642,096

[1] For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024
	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$ 1,033,405	$ 31,197	$ 894,938	$ 70,672	$ 2,030,212
Premiums received	102,987	112	52,419	117	155,635
Policy charges	(99,594)	(992)	(2,759)	(11)	(103,356)
Surrenders and withdrawals	(43,380)	(1,967)	(100,678)	(12,354)	(158,379)
Benefit payments	(19,774)	(178)	(14,367)	(661)	(34,980)
Net transfers from (to) separate accounts	—	1,100	—	(424)	676
Interest credited	46,285	1,974	27,127	2,059	77,445
Other	2,490	7	78	28	2,603
Balance, end of year	$ 1,022,419	$ 31,253	$ 856,758	$ 59,426	$ 1,969,856

Weighted-average crediting rate	3.88%	3.30%	3.19%	2.92%	3.52%
Net amount at risk [1]	$ 7,799,230	$ 2,142,062	N/A	N/A	$ 9,941,292
Cash surrender value	$ 982,214	$ 387,113	$ 825,216	$ 467,868	$ 2,662,411

[1] For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2023
	Universal Life	Variable Universal Life	Deferred Annuities	Variable Annuities	Total
Balance, beginning of year	$ 1,042,584	$ 31,799	$ 960,755	$ 81,159	$ 2,116,297
Premiums received	107,882	157	48,344	2,058	158,441
Policy charges	(99,755)	(1,070)	(2,730)	(11)	(103,566)
Surrenders and withdrawals	(43,398)	(2,535)	(120,611)	(15,925)	(182,469)
Benefit payments	(18,057)	(284)	(17,857)	(436)	(36,634)
Net transfers from (to) separate accounts	—	1,193	—	1,535	2,728
Interest credited	42,027	1,943	26,946	2,324	73,240
Other	2,122	(6)	91	(31)	2,176
Balance, end of year	$ 1,033,405	$ 31,197	$ 894,938	$ 70,673	$ 2,030,213

Weighted-average crediting rate	3.89%	3.31%	3.05%	2.91%	3.46%
Net amount at risk [1]	$ 8,040,598	$ 2,242,208	N/A	N/A	$ 10,282,806
Cash surrender value	$ 989,473	$ 362,240	$ 863,874	$ 473,473	$ 2,689,060

[1] For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

The following table provides a reconciliation of the disaggregated policyholder account balances to the amount in the Consolidated Balance Sheets at December 31.
	2025	2024
Universal Life	$1,005,822	$1,022,419
Variable Universal Life	30,336	31,253
Deferred Annuities	815,174	856,758
Variable Annuities	54,148	59,426
Funding Agreements	141,132	120,835
Other [1]	57,761	59,030
Total	$2,104,373	$2,149,721

[1] Other includes the value of embedded derivatives on interest sensitive universal life contracts and reserves on contracts not involving life contingencies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums at December 31.

	2025
	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Universal Life:
0% to 3%	$294,998	$67,708	$61,922	$14,149	$438,777
Greater than 3% to 4%	237,833	15,620	—	—	253,453
Greater than 4%	313,592	—	—	—	313,592
Total	$846,423	$83,328	$61,922	$14,149	$1,005,822

Variable Universal Life:
0% to 3%	$316	$10,666	$24	$—	$11,006
Greater than 3% to 4%	19,330	—	—	—	19,330
Greater than 4%	—	—	—	—	—
Total	$19,646	$10,666	$24	$—	$30,336

Deferred Annuities:
0% to 3%	$253,897	$42,416	$201,952	$37,808	$536,073
Greater than 3% to 4%	251,016	—	—	—	251,016
Greater than 4%	28,055	30	—	—	28,085
Total	$532,968	$42,446	$201,952	$37,808	$815,174

Variable Annuities:
0% to 3%	$53,516	$283	$137	$212	$54,148
Greater than 3% to 4%	—	—	—	—	—
Greater than 4%	—	—	—	—	—
Total	$53,516	$283	$137	$212	$54,148

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024
	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Universal life:
0% to 3%	$313,161	$43,431	$55,670	$16,618	$428,880
Greater than 3% to 4%	265,428	59	—	—	265,487
Greater than 4%	328,052	—	—	—	328,052
Total	$906,641	$43,490	$55,670	$16,618	$1,022,419

Variable Universal Life:
0% to 3%	$238	$22,728	$6	$—	$22,972
Greater than 3% to 4%	8,281	—	—	—	8,281
Greater than 4%	—	—	—	—	—
Total	$8,519	$22,728	$6	$—	$31,253

Deferred Annuities:
0% to 3%	$250,361	$93,140	$187,946	$15,389	$546,836
Greater than 3% to 4%	277,988	—	—	—	277,988
Greater than 4%	31,875	59	—	—	31,934
Total	$560,224	$93,199	$187,946	$15,389	$856,758

Variable Annuities:
0% to 3%	$58,771	$309	$145	$201	$59,426
Greater than 3% to 4%	—	—	—	—	—
Greater than 4%	—	—	—	—	—
Total	$58,771	$309	$145	$201	$59,426

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

11. Market Risk Benefits

A market risk benefit (MRB) is a contract or contract feature in a long-duration contract issued by an insurance entity that both protects the contract holder from other-than-nominal capital market risk and exposes the insurance entity to other-than-nominal capital market risk.  Market risk benefits include our GMWB and GMDB associated with variable annuity contracts.
The following table provides the balances of and changes in market risk benefits for the years ended December 31.
	2025	2024	2023
Net market risk benefit liability/(asset), beginning of year	$(3,669)	$(2,919)	$(2,688)
Net market risk benefit liability/(asset), beginning of year, before effect of changes in instrument-specific credit risk	(2,907)	(1,100)	724
Effect of changes in interest rates	23	(1,209)	75
Effect of changes in equity markets	(730)	(844)	(1,869)
Effect of changes in equity index volatility	17	42	(16)
Net current period activity and other	848	204	(14)
Balance, end of year, before effect of changes in the instrument-specific credit risk	(2,749)	(2,907)	(1,100)
Effect of changes in the instrument-specific credit risk	(541)	(762)	(1,819)
Net market risk benefit liability/(asset), end of year	$(3,290)	$(3,669)	$(2,919)

Net amount at risk	$527	$4,579	$11,893
Weighted average attained age of contract holders	69	68	67
The following table provides a reconciliation of market risk benefits by amounts in an asset position and in a liability position to the market risk benefits amount in the Consolidated Balance Sheets at December 31.
	2025	2024
Asset	$3,346	$3,753
Liability	56	84
Net market risk benefit liability/(asset)	(3,290)	(3,669)
The MRB fair value is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the fair value, while increases in benefit utilization increase the fair value.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide quantitative information about the significant unobservable inputs used in the fair value measurements of MRBs at December 31.

Unobservable Inputs	Range
Mortality	85% of the 2012 IAR Table
Lapse	0%-12% depending on product/duration/funded status of guarantee
Benefit utilization	0%-80% depending on age/duration/funded status of guarantee
Nonperformance risk	0.47%-0.80%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

12. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Liability for Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.

	2025
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$409	$31,661	$1,681	$33,751
Less reinsurance recoverable	(287)	(22,255)	(1,656)	(24,198)
Net liability at beginning of year	122	9,406	25	9,553
Incurred benefits related to:
Current year	21	33,374	12	33,407
Prior years [1]	(21)	(1,235)	(23)	(1,279)
Total incurred benefits	—	32,139	(11)	32,128
Paid benefits related to:
Current year	7	28,321	2	28,330
Prior years	31	4,544	2	4,577
Total paid benefits	38	32,865	4	32,907
Net liability at end of year	84	8,680	10	8,774
Reinsurance recoverable	222	20,530	1,003	21,755
Gross liability at end of year	$306	$29,210	$1,013	$30,529

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

	2024
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$562	$31,707	$1,929	$34,198
Less reinsurance recoverable	(394)	(22,673)	(1,899)	(24,966)
Net liability at beginning of year	168	9,034	30	9,232
Incurred benefits related to:
Current year	215	32,717	42	32,974
Prior years [1]	(23)	(722)	(22)	(767)
Total incurred benefits	192	31,995	20	32,207
Paid benefits related to:
Current year	201	27,127	17	27,345
Prior years	37	4,496	8	4,541
Total paid benefits	238	31,623	25	31,886
Net liability at end of year	122	9,406	25	9,553
Reinsurance recoverable	287	22,255	1,656	24,198
Gross liability at end of year	$409	$31,661	$1,681	$33,751

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$560	$27,777	$2,199	$30,536
Less reinsurance recoverable	(399)	(20,006)	(2,169)	(22,574)
Net liability at beginning of year	161	7,771	30	7,962
Incurred benefits related to:
Current year	16	28,782	32	28,830
Prior years [1]	(10)	1,216	(24)	1,182
Total incurred benefits	6	29,998	8	30,012
Paid benefits related to:
Current year	1	23,366	2	23,369
Prior years	(2)	5,369	6	5,373
Total paid benefits	(1)	28,735	8	28,742
Net liability at end of year	168	9,034	30	9,232
Reinsurance recoverable	394	22,673	1,899	24,966
Gross liability at end of year	$562	$31,707	$1,929	$34,198

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Liability for Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2025	2024
Individual Insurance Segment:
Individual accident and health	$ 306	$ 409
Individual life	32,920	32,273
Deferred annuity	3,987	2,918
Subtotal	37,213	35,600

Group Insurance Segment:
Group accident and health	29,210	31,661
Group life	2,503	3,777
Subtotal	31,713	35,438

Old American Segment:
Individual accident and health	1,013	1,681
Individual life	9,944	9,108
Subtotal	10,957	10,789
Total	$ 79,883	$ 81,827
For short-duration contracts, incurred-but-not-reported (IBNR) liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at both December 31, 2025 and December 31, 2024.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, IBNR liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2025 was $5.0 million, consisting of an undiscounted amount of $6.9 million and an aggregated discount amount deducted of $1.9 million.  Discount rates ranged from 2.60% to 6.60% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2025.  The information about incurred claims development for the years ended December 31, 2016 to December 31, 2024 is presented as unaudited supplementary information.

	For the Years Ended December 31,										Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
2016	$ 1,694	$ 1,552	$ 1,382	$ 1,412	$ 1,284	$ 962	$ 947	$ 967	$ 968	$ 966	$ —	246
2017		2,038	1,727	1,513	1,436	1,431	1,369	1,410	1,388	1,270	—	262
2018			2,473	2,192	2,135	1,745	1,620	1,837	1,687	1,694	—	298
2019				2,056	2,036	1,879	1,778	1,870	1,887	1,720	—	333
2020					1,483	1,094	936	972	967	985	—	201
2021						1,873	1,496	1,359	1,230	1,282	—	228
2022							1,609	1,616	1,381	1,330	—	204
2023								2,291	2,184	2,007	—	227
2024									1,861	1,486	—	201
2025										1,713	653	114
										$ 14,453
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2025.  The information about paid claims development for the years ended December 31, 2016 to December 31, 2024 is presented as unaudited supplementary information.

	For the Years Ended December 31,
Year Incurred	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
2016	$ 164	$ 505	$ 626	$ 690	$ 736	$ 783	$ 804	$ 828	$ 837	$ 853
2017		162	549	703	785	867	926	976	1,021	1,061
2018			208	681	869	1,012	1,108	1,189	1,237	1,284
2019				251	752	980	1,108	1,200	1,302	1,311
2020					162	469	604	660	703	742
2021						237	706	846	865	916
2022							177	640	781	859
2023								259	805	1,083
2024									180	637
2025										186
									Total	$ 8,932
All outstanding liabilities before 2016, net of reinsurance										$ 1,415
Liabilities for claims and claim adjustment expenses, net of reinsurance										$ 6,939

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2025	2024
Net outstanding liabilities:
Group long-term disability	$ 6,939	$ 6,669
Other short-duration contracts	5,623	6,865
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	12,562	13,534
Reinsurance recoverable on unpaid claims:
Group long-term disability	27,423	27,602
Other short-duration contracts	1,966	3,161
Total reinsurance recoverable on unpaid claims	29,389	30,763

Insurance lines other than short-duration	46,853	44,304
Impact of discounting	(8,921)	(6,774)
	37,932	37,530
Total gross liability for unpaid claims and claim adjustment expenses	$ 79,883	$ 81,827
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2025.

	Years
	1	2	3	4	5
Group long-term disability	14.10%	31.50%	12.20%	6.00%	5.10%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
13. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2025 and 2024.  Assumed participating business from the acquisition of closed blocks of business accounted for 79% of total participating statutory premiums in 2025 and 87% in 2024.   Participating business equaled 4% of total life insurance in force at both December 31, 2025 and December 31, 2024.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2025 and December 31, 2024.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.

14. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2025 or December 31, 2024.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at both December 31, 2025 and December 31, 2024,  with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2026.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2025 or 2024 and had no outstanding borrowings as of December 31, 2025 or December 31, 2024.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2025, collateral comprised of securities and mortgages in the amount of $363.8 million, with a fair value of $343.9 million, were pledged to the FHLB, providing a borrowing capacity of $280.1 million.  At December 31, 2024, collateral comprised of securities and mortgages in the amount of $356.6 million, with a fair value of $321.3 million, were pledged to the FHLB, providing a borrowing capacity of $257.4 million.  The interest rates are variable and are set by the FHLB at the time of the advance.  The Company's capital investment in the FHLB totaled $8.5 million at December 31, 2025 and $7.6 million at December 31, 2024 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on this capital investment totaled $0.7 million for the year ended December 31, 2025, $0.6 million for the year ended December 31, 2024, and $0.5 million for the year ended December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Funding Agreements
The Company has advance funding agreements with the FHLB.  Under the agreements, the Company pledges collateral in the form of fixed maturity securities and commercial mortgage loans and receives cash, which is then reinvested, primarily into other fixed maturity securities that have a variable interest rate.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.  The maximum participation level with this program was $140.0 million at both December 31, 2025 and December 31, 2024.  These agreements mature between 2027 and 2030, and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.
The following table provides information regarding our funding agreements with the FHLB at December 31.
	2025	2024
Total obligations outstanding	$ 140,000	$ 120,000
Accrued interest	1,132	835
The following table provides information regarding our funding agreements with the FHLB for the years ended December 31.
	2025	2024	2023
Interest credited	$ 6,759	$ 6,208	$ 5,777
Cash interest payments	6,462	6,464	5,299
Interest income on the variable rate fixed maturity securities	8,440	8,139	7,150

15. Income Taxes
The Company records U.S. Federal income tax expense based on its pretax income and required statutory tax adjustments. Other income taxes, including foreign and state income tax expense, are either not applicable or immaterial to the consolidated financial statements.
The following table provides information about U.S. Federal income taxes for the years ended December 31.
	2025	2024 [1]	2023 [1]
Current income tax expense (benefit)	$ (3,057)	$ 7,229	$ 20,479
Deferred income tax benefit	(8,162)	(9,815)	(9,425)
Total income tax expense (benefit)	$ (11,219)	$ (2,586)	$ 11,054

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
The following table provides information about U.S. Federal taxes paid for the years ended December 31.
	2025	2024	2023
Cash paid for income taxes	$ 5,015	$ 19,382	$ 9,519

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table reconciles the amount and percentage of the Company's effective income tax to the U.S. Federal income tax rate for the year ended December 31, 2025, reflecting the adoption of ASU No. 2023-09.
	Amount	Rate
U.S. Federal statutory tax rate	$ (6,716)	21%
State and local taxes, net of federal income tax effect	—	— %
Foreign tax effects	—	— %
Effect of changes in tax laws	—	— %
Effect of cross-border tax laws	—	— %
Tax credits:
Research and development credit	(315)	1%
Change in valuation allowances	—	— %
Nontaxable or nondeductible items:
Meals, entertainment, and employee benefits	169	— %
Other adjustments:
Legal settlement income tax refund claims	(3,991)	12%
Other	(366)	1%
Effective income tax	$ (11,219)	35%
The following table provides a reconciliation of the U.S. Federal income tax rate to our effective income tax rate for the years ended December 31, prior to the adoption of ASU No. 2023-09.
	2024 [1]	2023
Federal income tax rate	21%	21%
Tax credits, net of equity adjustment	3%	— %
Permanent differences and other	(3) %	— %
Effective income tax rate	21%	21%

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2025	2024 [1]
Deferred tax assets:
Liability for future policy benefits	$ 2,602	$ —
Unrealized investment losses	30,891	45,961
Employee retirement benefits	—	919
Tax carryovers	—	39
Legal reserve	9,428	10,396
Other	5,817	7,648
Deferred tax assets	48,738	64,963
Valuation allowance	—	—
Deferred tax assets, net of valuation allowance	48,738	64,963
Deferred tax liabilities:
Future policy liabilities	—	(11,344)
Basis differences between tax and
GAAP accounting for investments	(6,158)	(2,413)
Capitalization of DAC, net of amortization	(12,519)	(17,559)
VOBA	(945)	(1,247)
Property and equipment	(1,378)	(1,378)
Deferred tax liabilities	(21,000)	(33,941)
Net deferred tax asset	27,738	31,022
Current tax asset	8,502	334
Income taxes receivable	$ 36,240	$ 31,356

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carry-back and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2022.  We are not currently under examination by the Internal Revenue Service (IRS).
We had no material uncertain tax positions at December 31, 2025 or December 31, 2024.
On July 4, 2025, the "One Big Beautiful Bill Act" (OB3 Act) was enacted, which resulted in changes to the Internal Revenue Code.  The Company has analyzed the impact of the OB3 Act and it does not have a material impact on taxes reported in the Company’s consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2025	2024 [1]	2023 [1]
Income tax expense (benefit)	$ (11,219)	$ (2,586)	$ 11,054
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	15,069	(7,455)	18,326
Changes in discount rates on the liability for future policy benefits	(5,177)	9,137	(6,675)
Market risk benefits nonperformance risk gain (loss)	(46)	(222)	(334)
Change in benefit plan obligations	1,600	1,930	1,553
Cumulative effect of adoption of new accounting principle	—	—	20,425
Total income tax expense included in financial statements	$ 227	$ 804	$ 44,349

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
16. Retirement Plans
Pensions and Other Postemployment Benefits
We have retirement benefit plans covering substantially all of our employees for which either the annual measurement date or the annual reporting date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for both 2025 and 2024.
The benefits expected to be paid in each year from 2026 through 2030 are as follows: $9.1 million in 2026; $7.6 million in 2027; $8.3 million in 2028; $7.6 million in 2029; and $7.0 million in 2030.  The aggregate benefits expected to be paid in the five years from 2031 through 2035 are $30.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2025 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2026 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2025	Target Allocation	2024	Target Allocation
Equity securities	42%	28% - 48%	41%	28% - 48%
Asset allocation and alternative assets	12%	10% - 20%	12%	10% - 20%
Debt securities	46%	30% - 60%	47%	30% - 60%
Cash and cash equivalents	— %	0% - 10%	— %	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The assumption for the expected long-term rate of return on plan assets was 6.44% at December 31, 2025 and 6.75% at December 31, 2024.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2026, the assumption for the expected long-term rate of return on plan assets was 6.25%, net of plan expenses.
The assumed discount rate used to determine the benefit obligation was 5.10% for pension benefits and 5.28% for postemployment benefits at December 31, 2025 and 5.34% for pension benefits and 5.42% for postemployment benefits at December 31, 2024.  The discount rates were determined by reference to the FTSE Pension Discount Curve on December 31, 2025.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2026 through 2030 are as follows: $1.0 million in 2026; $1.0 million in 2027; $0.8 million in 2028; $0.9 million in 2029; and $0.8 million in 2030.  The aggregate benefits expected to be paid in the five years from 2031 through 2035 are $3.6 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2025.  The 2026 contribution for the postemployment medical plans is estimated to be $1.0 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in losses of $1.5 million during 2025 and gains of $4.3 million during 2024.  The pension plan included gains from asset returns compared to expected returns of $11.1 million in 2025 and losses of $0.1 million in 2024.  The mortality assumption and lump sum interest changes resulted in losses of $0.4 million in 2024 with no change in 2025.  The pension plan included losses from census change of $1.2 million and losses from future cost of living adjustment of $0.4 million in 2025.  The pension plan included gains from census change of $1.4 million and gains from future cost of living adjustment of $0.5 million in 2024.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in loss of $0.1 million in 2025 and gains of $0.7 million during 2024.  Other postretirement benefits included losses from census change of less than $0.1 million in 2025 and gains of $0.3 million in 2024.  Additionally, losses from updated claims costs and premiums resulted in losses of $0.7 million in 2025 and gains of $1.3 million in 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.

	Pension Benefits		OPEB
	2025	2024	2025	2024
Change in projected benefit obligation:
Benefit obligation at beginning of year	$84,493	$94,874	$10,031	$12,643
Service cost	—	—	35	59
Interest cost	4,262	4,225	518	580
Plan participants' contributions	—	—	574	478
Actuarial loss (gain)	3,185	(5,948)	626	(2,431)
Benefits paid	(7,794)	(8,658)	(1,103)	(1,298)
Benefit obligation at end of year	$84,146	$84,493	$10,681	$10,031

Change in plan assets:
Fair value of plan assets at beginning of year	$144,192	$143,456	$—	$—
Return on plan assets	20,426	9,498	—	—
Plan participants' contributions	—	—	574	478
Company contributions	138	135	529	820
Benefits paid	(7,794)	(8,658)	(1,103)	(1,298)
Plan expenses	(326)	(239)	—	—
Fair value of net plan assets at end of year	$156,636	$144,192	$—	$—

Under (over) funded status at end of year	$(72,490)	$(59,699)	$10,681	$10,031

	Pension Benefits		OPEB
	2025	2024	2025	2024
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$46,052	$56,172	$(10,394)	$(12,826)
Prior service credit	(944)	(1,010)	—	—
Total accumulated other comprehensive income (loss)	$45,108	$55,162	$(10,394)	$(12,826)

	Pension Benefits		OPEB
	2025	2024	2025	2024
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net gain (loss)	$(7,926)	$(5,855)	$626	$(2,431)
Amortization of net gain (loss)	(2,193)	(2,563)	1,806	1,591
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$(10,053)	$(8,352)	$2,432	$(840)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	Pension Benefits		OPEB
	2025	2024	2025	2024
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.10%	5.34%	5.28%	5.42%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.34%	4.70%	5.42%	4.76%
Expected return on plan assets	6.44%	6.75%	— %	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2025	2024
Fixed maturity securities:
U.S. Government	$ —	$ 18
Industrial and public utility	—	3,175
Investment funds:
Mutual funds	66,210	49,912
Collective trust	90,136	89,344
Limited partnerships	—	1,427
Other invested assets	84	10
Cash and cash equivalents	51	38
Receivables	155	268
Fair value of assets at end of year	$ 156,636	$ 144,192

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the fair value hierarchy, as described in Note 5 - Fair Value Measurements, for pension plan assets at December 31.

	2025
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$—	$—	$—
Industrial and public utility	—	—	—	—
Mutual funds	66,210	—	—	66,210
Other invested assets	—	—	84	84
Total assets in the fair value hierarchy	66,210	—	84	66,294

Investments measured at net asset value:[1]
Collective trust				90,136
Limited partnerships				—
Investments at fair value				$156,430

	2024
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$18	$—	$18
Industrial and public utility	—	3,175	—	3,175
Mutual funds	49,912	—	—	49,912
Other invested assets	—	—	10	10
Total assets in the fair value hierarchy	49,912	3,193	10	53,115

Investments measured at net asset value: [1]
Collective trust				89,344
Limited partnerships				1,427
Investments at fair value				$143,886

These investments are valued based on net asset value per unit. These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.[1]
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2025	2024
Beginning balance	$ 10	$ 15
Gains (losses) realized and unrealized	74	(5)
Ending balance	$ 84	$ 10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.

	Pension Benefits			OPEB
	2025	2024	2023	2025	2024	2023
Service cost	$—	$—	$—	$35	$59	$67
Interest cost	4,262	4,225	4,537	518	580	622
Expected return on plan assets	(8,989)	(9,351)	(8,938)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,193	2,563	2,991	(1,806)	(1,591)	(1,626)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(2,600)	(2,629)	(1,476)	(1,253)	(952)	(937)
Total recognized in other comprehensive income (loss)	(10,053)	(8,352)	(8,757)	2,432	(840)	1,360
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(12,653)	$(10,981)	$(10,233)	$1,179	$(1,792)	$423
For measurement purposes at December 31, 2025, the annual increase in the per capita cost of covered health care benefits was assumed to be 8.00%, decreasing gradually to 5.00% in 2031 and thereafter.  For measurement purposes at December 31, 2024, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.80%, decreasing gradually to 5.0% in 2030 and thereafter.
Other Retirement Plans
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in each of 2025, 2024, and 2023.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in each of 2025, 2024, and 2023.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in each of 2025, 2024, and 2023.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make an additional profit sharing contribution 2025.  The Company made an additional profit sharing contribution of $1.5 million in 2024.  The Company did not make an additional profit sharing contribution in 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
17. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Compensation Committee of the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price, multiplied by the number of units attributable to each participant.  Amounts are accrued and paid at the end of each three-year interval if the stock price appreciates.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2025.
Defined Measurement Period	Number of Units	Grant Price
2023-2025	179,314	$27.60
2024-2026	161,947	$31.47
2025-2027	102,868	$36.23
The Company did not make a cash payment under the long-term incentive plan during 2025 for the three-year interval ended December 31, 2024.  The Company did not make a cash payment under the long-term incentive plan during 2024 for the three-year interval ended December 31, 2023.  The change in accrual that reduced operating expense during 2025 was $0.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2024 was $0.8 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2023 was $0.3 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
l8. Reinsurance
We enter into traditional indemnity and financial reinsurance agreements with other insurance companies to support sales of selected new products, the profitability of in force business, and manage our statutory capital.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
The following table provides information about reinsurance for the years ended December 31.
	2025	2024 [1]	2023 [1]
Life insurance in force (in millions):
Direct	$47,316	$48,054	$49,365
Ceded	(29,138)	(29,796)	(30,719)
Assumed	3,413	3,670	3,962
Net	$21,591	$21,928	$22,608

Premiums:
Life insurance:
Direct	$245,024	$250,367	$260,816
Ceded	(115,329)	(113,540)	(108,714)
Assumed	5,111	5,292	6,183
Net	$134,806	$142,119	$158,285

Accident and health:
Direct	$64,281	$64,168	$61,546
Ceded	(10,133)	(10,257)	(10,239)
Net	$54,148	$53,911	$51,307

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that cedes certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $6.7 million at December 31, 2025 and $7.5 million at December 31, 2024.  The reserve for future policy benefits ceded under this agreement was $4.2 million at December 31, 2025 and $4.7 million at December 31, 2024.
Ibexis Life & Annuity Insurance Company, a former subsidiary, entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Ibexis Life & Annuity Insurance Company recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $386.5 million at December 31, 2025 and $420.7 million at December 31, 2024.  Ceded premiums totaled $4.5 million during 2025, $4.9 million during 2024, and $5.1 million during 2023.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began ceding 50% of new business on selected products.  This agreement was modified effective October 1, 2022, to cede 75% of new business on selected products and was subsequently modified to cede 50% on August 1, 2024.  The insurance in force ceded approximated $218.7 million at December 31, 2025 and $181.0 million at December 31, 2024.  Ceded premiums totaled $15.5 million during 2025, $13.3 million during 2024, and $10.4 million during 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
In 2022, we ceded a block of fixed annuity business to a certified domestic reinsurer.  The agreement requires Kansas City Life to administer this business on an ongoing basis, and we will receive an expense allowance associated with these efforts.  At inception, Kansas City Life recorded a deferred revenue liability that is included in Other Liabilities in the Consolidated Balances Sheets.  This liability is being amortized over future periods consistent with the Deposit Asset on Reinsurance.  We determined that the reinsurance agreement does not expose the reinsurer to a significant loss from insurance risk.  Therefore, we recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is similarly impacted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2025, investment income recognized was $13.0 million and interest credited on the block was $13.0 million.  In 2024, investment income recognized was $14.7 million and interest credited on the block was $14.6 million.  In 2023, investment income recognized was $16.5 million and the interest credited on the block was $16.4 million.  The Deposit Asset on Reinsurance balance was $329.5 million at December 31, 2025 and $377.5 million at December 31, 2024.
Old American reinsured 90% of a block of whole life business, issued on or before December 31, 2024, to a certified reinsurer effective June 30, 2025 through a modified coinsurance/coinsurance agreement.  We recognized the reinsurance agreement using the deposit method of accounting.  In addition, under the right of offset, we offset the deposit liability with the deposit asset in the Consolidated Balance Sheets.  On a statutory basis, the agreement qualifies for reinsurance accounting and resulted in an increase in statutory surplus of $29.2 million, net of tax, as of December 31, 2025.
Reinsurance recoverables were $407.8 million at year-end 2025, consisting of reserves ceded of $375.6 million and claims ceded of $32.2 million.  Reinsurance recoverables were $381.4 million at year-end 2024, consisting of reserves ceded of $348.5 million and claims ceded of $32.9 million.
The maximum retention on any one life during 2025 and 2024 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
We monitor the financial condition of our reinsurance partners to assess the risk of default.  We have a significant concentration of credit risk with RGA Reinsurance Company (RGA).  We have a deposit asset of $329.5 million and approximately 60% of our total reinsurance recoverables with RGA.  We believe that all of our reinsurance recoverables from RGA are collectible as of December 31, 2025.  In the event of a failure of RGA to perform its obligations under its reinsurance treaties, there could be a material impact on our financial position and results of operations.  RGA had an A+ (Superior) financial strength rating from A.M. Best and an AA- (Very Strong) financial strength rating from S&P Global Ratings as of December 31, 2025.  Our other reinsurance partners, with the exception of Scottish Re, are all authorized reinsurers.
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating as well as significant changes or events of the reinsurer.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.  If we believe it is probable that any reinsurer would not be able to satisfy its obligations with us, an allowance for credit losses may be established.  At year-end 2025 and year-end 2024, one reinsurer met these conditions, as described below.
We had a reinsurance agreement with Scottish Re, with a reinsurance recoverable for ceded claims of $3.4 million and an allowance for credit losses of $1.4 million at both December 31, 2025 and December 31, 2024.  On March 6, 2019, Scottish Re was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware.  The Receiver filed a Motion for Entry of a Liquidation and Injunction Order on July 18, 2023.  We continue to monitor the Liquidation and Injunction Order and expected recovery of the reinsurance recoverable.
Effective October 1, 2023, coinsurance on term life insurance policies held through Scottish Re was recaptured, resulting in the release of ceded reserves of $1.5 million.  The mortality risk on this business was subsequently reinsured on a yearly renewable term (YRT) basis to one of our existing domestic reinsurance partners.  The receivable for ceded reserves and premium related to the previously coinsured policies was $1.8 million at both December 31, 2025 and December 31, 2024.  This receivable is recorded in Other Assets in the Consolidated Balance Sheets.  The allowance for credit losses on this receivable was $0.7 million at both December 31, 2025 and December 31, 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products from Security Benefit Life Insurance Company in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $399.4 million of life insurance in force at December 31, 2025 and $437.5 million of life insurance in force at December 31, 2024.  This block generated life insurance premiums of $1.4 million in 2025, $1.5 million in 2024, and $1.7 million in 2023.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  We record fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  This block consisted of $397.3 million of separate account balances at December 31, 2025, which are included in the financial statements of American Family, compared to $361.7 million at December 31, 2024.  This block consisted of $0.5 million of future policy benefits and $32.7 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2025.  This block consisted of $0.5 million of liability for future policy benefits and $33.5 million in fixed fund balances at December 31, 2024.
Effective December 31, 2020, we entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company, a former subsidiary, for all of its direct policyholder liabilities.  Effective November 1, 2021, with the sale of Ibexis Life & Annuity Insurance Company, we recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  The treaty is accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company pursued a novation plan, whereby policies under this agreement were converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2025, approximately three-fourths of the reserves for these policies had been converted.  This block had $751.3 million of life insurance in force at December 31, 2025 and generated life insurance premiums of $0.9 million in 2025.  This block had $827.8 million of life insurance in force at December 31, 2024 and generated life insurance premiums of $1.1 million in 2024.  This block consisted of approximately $26.9 million of liability for future policy benefits and $157.3 million of policyholder account balances at December 31, 2025.  This block consisted of approximately $28.0 million of liability for future policy benefits and $178.6 million of policyholder account balances at December 31, 2024.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
19. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses).  In addition, Other Comprehensive Income (Loss) includes changes in discount rates on the liability for future policy benefits, market risk benefits nonperformance risk gain (loss), and the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).

	Year Ended December 31, 2025
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$69,682	$14,633	$55,049
Reclassification of unrealized investment gains/losses	2,077	436	1,641
Changes in discount rates on the liability for future policy benefits	(24,652)	(5,177)	(19,475)
Market risk benefits nonperformance risk gain (loss)	(222)	(46)	(176)
Change in benefit plan obligations	7,622	1,600	6,022
Other comprehensive income	$54,507	$11,446	$43,061
Net loss			(20,761)
Comprehensive income			$22,300

	Year Ended December 31, 2024 [1]
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$(41,176)	$(8,646)	$(32,530)
Reclassification of unrealized investment gains/losses	5,673	1,191	4,482
Changes in discount rates on the liability for future policy benefits	43,511	9,137	34,374
Market risk benefits nonperformance risk gain (loss)	(1,057)	(222)	(835)
Change in benefit plan obligations	9,192	1,930	7,262
Other comprehensive income	$16,143	$3,390	$12,753
Net loss			(9,570)
Comprehensive income			$3,183

	Year Ended December 31, 2023 [1]
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$80,958	$17,001	$63,957
Reclassification of unrealized investment gains/losses	6,308	1,325	4,983
Changes in discount rates on the liability for future policy benefits	(31,784)	(6,675)	(25,109)
Market risk benefits nonperformance risk gain (loss)	(1,592)	(334)	(1,258)
Change in benefit plan obligations	7,397	1,553	5,844
Other comprehensive income	$61,287	$12,870	$48,417
Net income			42,371
Comprehensive income			$90,788

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2025, net of tax.
	Unrealized Gain (Loss) on Securities	Liability for Future Policy Benefits [1]	Market Risk Benefits	Benefit Obligations Plan	Total
Beginning of year	$(172,902)	$102,163	$603	$(33,446)	$(103,582)
Other comprehensive income (loss) before reclassification	55,049	(19,475)	(176)	6,022	41,420
Amounts reclassified from accumulated other comprehensive income (loss)	1,641	—	—	—	1,641
Net current-period other comprehensive income (loss)	56,690	(19,475)	(176)	6,022	43,061
End of year	$(116,212)	$82,688	$427	$(27,424)	$(60,521)

[1] Includes accumulated balances related to ceded reserves that are recorded in Reinsurance Recoverables in the Consolidated Balance Sheets.

The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2024, net of tax.
	Unrealized Gain (Loss) on Securities	Liability for Future Policy Benefits [1,2]	Market Risk Benefits [1]	Benefit Obligations Plan	Total
Beginning of year	$(144,854)	$67,789	$1,438	$(40,708)	$(116,335)
Other comprehensive income (loss) before reclassification	(32,530)	34,374	(835)	7,262	8,271
Amounts reclassified from accumulated other comprehensive income (loss)	4,482	—	—	—	4,482
Net current-period other comprehensive income (loss)	(28,048)	34,374	(835)	7,262	12,753
End of year	$(172,902)	$102,163	$603	$(33,446)	$(103,582)

[1] Includes accumulated balances related to ceded reserves that are recorded in Reinsurance Recoverables in the Consolidated Balance Sheets.
[2] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2023, net of tax.
	Unrealized Gain (Loss) on Securities	DAC/VOBA/DRL Impact	Liability for Future Policy Benefits [1,2]	Market Risk Benefits [1]	Benefit Obligations Plan	Total
Beginning of year	$(213,794)	$18,756	$—	$—	$(46,552)	$(241,590)
Other comprehensive income (loss) before reclassification	63,957	—	(25,109)	(1,258)	5,844	43,434
Amounts reclassified from accumulated other comprehensive income (loss)	4,983	—	—	—	—	4,983
Net current-period other comprehensive income (loss)	68,940	—	(25,109)	(1,258)	5,844	48,417
Cumulative effect of adoption of new accounting principle	—	(18,756)	92,898	2,696	—	76,838
End of year	$(144,854)	$—	$67,789	$1,438	$(40,708)	$(116,335)

[1] Includes accumulated balances related to ceded reserves that are recorded in Reinsurance Recoverables in the Consolidated Balance Sheets.
[2] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

The following table presents the pre-tax and the related income tax benefit components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
	2025	2024	2023
Net investment losses [1]	$(2,077)	$(5,673)	$(6,308)
Income tax benefit [2]	436	1,191	1,325
Net of taxes	$(1,641)	$(4,482)	$(4,983)

[1] (Increases) decreases included in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases included in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
20. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2025, 2024, and 2023.  The number of shares outstanding at both December 31, 2025 and December 31, 2024 was 9,683,414.

21. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and associated assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
The accounting policies of all segments are the same as those described in Note 3 - Significant Accounting Policies.  The Company's chief operating decision maker (CODM) is the chief executive officer.  The CODM assesses performance for all segments and decides how to allocate resources based on net income (loss) that is also reported on the income statement as consolidated net income (loss).  The measure of segment assets is reported on the balance sheet as total consolidated assets.  The CODM uses net income (loss), amongst other metrics, to assist in the evaluation of the performance of all segments, to determine plans and actions, and to direct the use of assets and capital.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide information about segment revenue, measures of segment profit or loss, significant segment expenses, and a measure of segment assets for the years ended December 31.

	2025
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$165,283	$70,298	$78,570	$314,151
Intersegment revenues	481	—	—	481
Net investment income	147,223	400	14,570	162,193
Net investment gains	3,157	—	45	3,202
Other revenues	5,817	87	—	5,904
Total segment revenues	321,961	70,785	93,185	485,931
Elimination of intersegment revenues				(481)
Total revenues				485,450

Policyholder benefits	147,257	39,720	59,634	246,611
Change in market risk benefits	157	—	—	157
Interest credited to policyholder account balances	78,031	—	—	78,031
Amortization of deferred acquisition costs	18,485	—	16,785	35,270
Operating expenses:
Salaries and benefits	40,845	5,356	8,592	54,793
Legal settlement accrual	45,000	—	—	45,000
Other segment items [1]	32,914	21,219	3,916	58,049
Operating expenses	118,759	26,575	12,508	157,842
Total segment benefits and expenses	362,689	66,295	88,927	517,911
Elimination of intersegment expense				(481)
Total benefits and expenses				517,430

Income (loss) before income tax expense (benefit)	(40,728)	4,490	4,258	(31,980)
Income tax expense (benefit)	(13,060)	943	898	(11,219)
Net income (loss)	$(27,668)	$3,547	$3,360	$(20,761)

Assets	$4,469,028	$10,733	$468,947	$4,948,708

[1]  Other segment items includes agency-related expenses, legal fees, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2024 [1]
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$168,336	$70,126	$82,703	$321,165
Intersegment revenues	466	—	—	466
Net investment income	150,596	451	13,569	164,616
Net investment losses	(366)	—	(310)	(676)
Other revenues	5,598	99	1	5,698
Total segment revenues	324,630	70,676	95,963	491,269
Elimination of intersegment revenues				(466)
Total revenues				490,803

Policyholder benefits	149,540	41,774	63,401	254,715
Change in market risk benefits	(1,807)	—	—	(1,807)
Interest credited to policyholder account balances	78,801	—	—	78,801
Amortization of deferred acquisition costs	19,550	—	17,701	37,251
Operating expenses:
Salaries and benefits	39,641	4,963	8,161	52,765
Legal settlement accrual	21,140	—	—	21,140
Other segment items [2]	34,705	20,887	4,968	60,560
Operating expenses	95,486	25,850	13,129	134,465
Total segment benefits and expenses	341,570	67,624	94,231	503,425
Elimination of intersegment expense				(466)
Total benefits and expenses				502,959

Income (loss) before income tax expense (benefit)	(16,940)	3,052	1,732	(12,156)
Income tax expense (benefit)	(3,589)	641	362	(2,586)
Net income (loss)	$(13,351)	$2,411	$1,370	$(9,570)

Assets	$4,474,613	$11,247	$448,779	$4,934,639

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
[2]  Other segment items includes agency-related expenses, legal fees, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2023 [1]
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$179,263	$67,272	$87,067	$333,602
Intersegment revenues	450	—	—	450
Net investment income	144,939	266	12,436	157,641
Net investment gains (losses)	62,141	—	(88)	62,053
Other revenues	5,365	107	1	5,473
Total segment revenues	392,158	67,645	99,416	559,219
Elimination of intersegment revenues				(450)
Total revenues				558,769

Policyholder benefits	167,980	40,145	64,242	272,367
Change in market risk benefits	(1,824)	—	—	(1,824)
Interest credited to policyholder account balances	74,311	—	—	74,311
Amortization of deferred acquisition costs	24,303	—	20,089	44,392
Operating expenses:
Salaries and benefits	41,011	5,146	8,043	54,200
Other segment items [2]	37,276	19,898	5,174	62,348
Operating expenses	78,287	25,044	13,217	116,548
Total segment benefits and expenses	343,057	65,189	97,548	505,794
Elimination of intersegment expense				(450)
Total benefits and expenses				505,344

Income before income tax expense	49,101	2,456	1,868	53,425
Income tax expense	10,141	515	398	11,054
Net income	$38,960	$1,941	$1,470	$42,371

Assets	$4,532,321	$10,808	$444,824	$4,987,953

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.
[2]  Other segment items includes agency-related expenses, legal fees, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
22. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.

	2025
	First [1]	Second [1]	Third [1]	Fourth
Total revenues	$117,990	$122,410	$123,524	$121,526
Total benefits and expenses	117,408	158,916	119,937	121,169
Net income (loss)	4,160	(28,726)	2,833	972
Per common share, basic and diluted	0.43	(2.96)	0.29	0.10

	2024 [1]
	First	Second	Third	Fourth
Total revenues	$126,771	$123,025	$124,972	$116,035
Total benefits and expenses	124,914	117,983	126,289	133,773
Net income (loss)	1,470	4,005	(1,038)	(14,007)
Per common share, basic and diluted	0.15	0.41	(0.10)	(1.45)

[1] Certain prior period amounts have been recast. See Note 2 - New Accounting Pronouncements for more information.

23. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain (loss) from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2025	2024	2023
Net gain (loss) from operations	$ (20,020)	$ (13,492)	$ 495
Net income (loss)	(15,581)	(9,953)	55,355
Capital and surplus	261,829	261,607	277,625
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2025 in the above table includes capital and surplus of $62.9 million for Old American and $24.5 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of capital and surplus at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2026 is $26.2 million, 10% of December 31, 2025 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2026 is $6.3 million, 10% of December 31, 2025 capital and surplus.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2026, without obtaining prior approval, are $2.5 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 465% to 2,625%, well in excess of the control level at December 31, 2025.
Concern has been expressed by state legislatures and insurance regulators regarding the use of artificial intelligence (AI) and the potential for discrimination and bias in insurance practices.  Certain state legislatures have adopted regulations and guidance regarding this matter.  In addition, the National Association of Insurance Commissioners (NAIC) issued the Model Bulletin on the Use of Artificial Intelligence Systems by Insurers (Model Bulletin) in 2023, which has been adopted by many states.  The Model Bulletin provides comprehensive guidance for the governance of AI systems that make or contribute to decisions related to regulated insurance practices.  We do not expect existing regulations regarding AI to have a material impact on our business.  However, there can be no assurance that there will not be any material impacts in the future.  In addition, further regulation may be adopted related to the use of AI by state legislatures, insurance regulators, and United States federal agencies.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $10.0 million at December 31, 2025, $9.7 million at December 31, 2024, and $8.5 million at December 31, 2023.

24. Commitments, Regulatory Matters, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.
We had unfunded commitments for additional alternative investment funds of $99.8 million at December 31, 2025 and $54.9 million at December 31, 2024.
We had purchase commitments to fund mortgage loans of $17.2 million at December 31, 2025 and $9.3 million at December 31, 2024.  Subsequent to December 31, 2025, we entered into commitments to fund additional mortgage loans of $2.0 million.
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  In 2025, the Missouri Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2023 for Kansas City Life and Old American.  In 2025, the Ohio Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2023 for Grange Life Insurance Company.  No examination findings or financial adjustments were required as a result of those examinations.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and funding and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
25. Contingent Liabilities
On March 6, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life had ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group. On July 18, 2023, the Court entered a Liquidation and Injunction Order (the “Order”) detailing the termination of Scottish Re (US)'s existing reinsurance contracts and providing for a liquidation of its assets. We have established an allowance for credit losses related to the reinsurance receivables related to our agreements with Scottish Re (US) under ASU No. 2016-13 as adopted by the Company on January 1, 2023.  We will continue to closely monitor developments related to the distribution of assets by the receiver as we evaluate the allowance for credit losses related to these reinsurance receivables in future financial periods. For additional information, please see Note 18 - Reinsurance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We are also involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We accrue liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  If a range of loss is estimated, and some amount within that range appears to be a better estimate than any other amount within that range, then that amount is accrued.  If no amount within the range can be identified as a better estimate than any other amount, we accrue the minimum amount in the range.
For such matters where a loss is believed to be reasonably possible, but not probable, or the loss cannot be reasonably estimated, no accrual has been made. It is possible that such matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated as of December 31, 2025. While the potential future liabilities could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, we do not believe any such liabilities are likely to have a material adverse effect on our business and our consolidated financial position, results of operations and cash flows, except for the matters described below under the heading "Cost of Insurance Litigation."
Cost of Insurance Litigation
We previously disclosed the settlement of several putative or certified class action lawsuits and the claims of other similarly situated policyholders under two separate legal proceedings, Sheldon v. Kansas City Life Insurance Company (“Sheldon”) and van Zanten and Vittetoe v. Kansas City Life Insurance Company (“van Zanten”), collectively the “Cost of Insurance Class Action Litigation.”
The global settlement provided that we would pay $45.0 million to a settlement fund to resolve all claims related to polices at issue in the Cost of Insurance Class Action Litigation, including class counsel’s fees and the costs of administering the settlement.  The settlement resolves all current and potential claims related to the cost of insurance rates used by Kansas City Life in administering the following universal life and variable universal life policies: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Century II, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, and Ultra 20 (96) policies (the “Class Policies”) that were issued and administered by Kansas City Life and that were active on or after January 1, 2002.
Following fairness hearings in the two cases, the Sheldon court approved the settlement on December 11, 2025, and the van Zanten court approved the settlement on December 12, 2025.  Those court approvals became final in January 2026.  We paid the settlement amount on February 3, 2026, and consider the matters to be closed.
26. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2025 through March 9, 2026, the date the consolidated financial statements were issued, and have identified the following subsequent event.
On January 26, 2026, the Kansas City Life Board of Directors declared a quarterly dividend of $0.18 per share, paid on February 11, 2026 to stockholders of record on February 5, 2026.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2025.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2025 and 2024, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2025, with a transition date of January 1, 2023.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report. We are required to be independent of Kansas City Life Insurance Company and subsidiaries to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•      Exercise professional judgment and maintain professional skepticism throughout the audit.
•      Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control. Accordingly, no such opinion is expressed.
•      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2016 through 2024 in Note 12 be presented to supplement the basic consolidated financial statements. Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ Forvis Mazars, LLP
Kansas City, Missouri
March 9, 2026